Filed Pursuant to Rule 497(c)

Registration Statement No. 333-203126

PROSPECTUS SUPPLEMENT

To Prospectus dated December 14, 2017

DIVIDEND AND INCOME FUND

Up to 3,600,000 Shares of Beneficial Interest ($0.01 par value per Share)

Issuable Upon Exercise of Non-Transferable Rights to Subscribe for Shares

Dividend and Income Fund (the “Fund”) is issuing to you and its other holders of shares of beneficial interest (the “Shares”) non-transferable subscription rights (the “Rights”). You will receive one Right for each Share of the Fund you own as of the close of business on December 26, 2017 (the “Record Date”) rounded up to the nearest number of Rights evenly divisible by three. These Rights entitle you to buy new Shares of the Fund. For every three Rights that you receive, you can buy one new Share of the Fund, plus in certain circumstances additional new Shares pursuant to an over-subscription privilege (described below). Fractional Shares will not be issued upon the exercise of the Rights. Accordingly, new Shares may be purchased only pursuant to the exercise of Rights in integral multiples of three. The holders of Rights may subscribe in the aggregate for up to 3,600,000 Shares, which the Fund may increase through the exercise of an over-allotment option by up to 25%, or up to an additional 900,000 Shares, for an aggregate total of up to 4,500,000 new Shares.

Your rights may be exercised at any time during the offering period (the “Subscription Period”) which starts on December 27, 2017, and ends at 5:00 p.m., ET, on January 26, 2018 (the “Expiration Date”), unless the Rights offering is terminated or extended.

This Rights offering provides you with the opportunity to purchase additional Shares at a price potentially below market value and net asset value (“NAV”), without paying any commissions. The subscription price per Share will be determined based upon a formula equal to 95% of the market price or 79% of the NAV per Share, whichever is greater, on the Expiration Date. Market price per Share will be determined based on the average of the last reported sales prices of a Share on the New York Stock Exchange (“NYSE”) for the five trading days preceding the Expiration Date (not including the Expiration Date). Because the Expiration Date is the last day of the Subscription Period (defined below), shareholders who choose to exercise their Rights will not know the actual Subscription Price at the time they exercise such Rights.

The Fund’s Shares are currently listed, and the Shares issued in this Rights offering will also be listed, on the NYSE under the symbol “DNI.” The last reported sale price of Shares, as reported by the NYSE on December 12, 2017, was $13.80 per Share. The NAV per Share as of the close of business on December 12, 2017 was $16.74.

The Fund is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed end management investment company. The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective. There is no assurance the Fund will achieve its investment objectives. The Fund’s investment manager is Bexil Advisers LLC (the “Investment Manager”).

Any Shares issued as a result of the Rights offering will not be record date Shares for the Fund’s quarterly distribution to be paid in December 2017, if any, and will not be entitled to receive such distribution.

Exercising your Rights and investing in Shares involves risks. Please see “Special Characteristics and Risks of the Rights Offering” beginning on page R-22 of this Prospectus Supplement, and “Special Considerations and Risk Factors” beginning on page 33 of the accompanying Prospectus, to learn more about the risks you should carefully consider before investing.

Shareholders who do not fully exercise their Rights will, upon the completion of the Rights offering, own a smaller proportional interest in the Fund than they owned prior to the Rights offering, resulting in immediate ownership and voting dilution for such shareholders. In addition, because the expenses associated with the Rights offering will be borne by the Fund (and indirectly by all shareholders, including those who do not exercise their Rights), such expenses will result in an immediate dilution of the NAV per Share for all existing shareholders (i.e., will cause the NAV per Share of the Fund to decrease). Furthermore, if the Subscription Price per Share is less than the NAV per Share as of the Expiration Date, the completion of the Rights offering will result in additional dilution of the NAV per Share for all existing shareholders, and may have the effect of reducing the market price of the Fund’s Shares. The Fund cannot state precisely the extent of the dilution of the Fund’s NAV per Share because the Fund does not know what the Subscription Price or the NAV per Share will be when the Rights offering expires, how many Shares will be subscribed for, the exact expenses of the Rights offering, or whether the Fund will exercise its over-allotment option. Any such dilution will disproportionally affect shareholders who choose not to exercise their Rights. If the Subscription Price is 79% of the NAV per Share on the Expiration Date and the Fund exercises its over-allotment option, dilution of the Fund’s NAV per Share would be approximately 6.27%. For further information on the effect of dilution, see “Special Characteristics and Risks of the Rights Offering” on page R-22 of this Prospectus Supplement.

	Per Share	Total(4)
Estimated Subscription Price(1)	$13.22	$47,063,200
Estimated Underwriting Discounts and Commissions/Sales Load(2)	None	None
Estimated Proceeds, before expenses, to the Fund(3)	$13.22	$47,063,200

(1)

Estimated on the basis of the greater of (i) 95% of the average of the last reported sales price of a Share on the NYSE on the five trading days preceding December 12, 2017 (not including December 12, 2017), and (ii) 79% of the NAV per Share on December 12, 2017. Rights holders will not know the Subscription Price at the time of exercise and will be required initially to pay for both the Shares subscribed for pursuant to the primary subscription and any additional Shares subscribed for pursuant to the over-subscription privilege at the estimated price of $13.22 per Share.

(2)	The Rights are being offered directly by the Fund without the expense of an underwriter or sales agent.
(3)

Offering expenses borne by the Fund are estimated to be approximately $220,000 in the aggregate, or $0.06 per Share (assuming the Rights offering is fully subscribed, but excluding the effect of increasing the number of Shares subject to subscription by 25% pursuant to the over-allotment option). After deduction of such expenses, the per Share and total proceeds to the Fund are estimated at $13.16 and $46,843,200, respectively. If the Fund increases the number of Shares subject to subscription pursuant to the over-allotment option, offering expenses are estimated to be approximately $220,000 in the aggregate, or $0.05 per Share, and after deduction of such expenses, the per Share and total proceeds to the Fund are estimated at $13.17 and $58,609,000, respectively. Offering expenses will be borne by the Fund and indirectly by all of its shareholders, including those who do not exercise their Rights. Accordingly, such expenses will immediately reduce the NAV per Share of the Fund.

(4)

Assumes that the Rights offering is fully subscribed (excluding the effect of the exercise of the over-allotment option) at the estimated Subscription Price. All of the Rights may not be exercised. Pursuant to the over-allotment option, the Fund may, at the discretion of its Board of Trustees, increase the number of Shares subject to subscription by up to 25% of the Shares offered hereby. If the Fund increases the number of Shares subject to subscription by 25%, the Total Estimated Proceeds to the Fund (before expenses) will be $58,829,000.

This Prospectus Supplement and the accompanying Prospectus set forth concisely information you should know before investing. Please read them carefully before investing and keep them for future reference. Additional information about the Fund, including a Statement of Additional Information dated December 14, 2017 (“SAI”), has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into the accompanying Prospectus. This Prospectus Supplement describes the specific details regarding this offering. If information in this Prospectus Supplement is inconsistent with the accompanying Prospectus or the SAI, you should rely on this Prospectus Supplement. You may obtain additional information about the Fund, including its SAI and annual and semi-annual reports, without charge (i) upon request, by calling 1-855-411-6432; (ii) on the Fund’s website at http://www.DividendandIncomeFund.com; and (iii) on the SEC’s website at http://www.sec.gov. You may make any other shareholder inquiries by calling the Fund at 1-855-411-6432. The Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Inquiries regarding the Rights offering should be directed to AST Fund Solutions, LLC, the information agent for the Rights offering, toll free at 1-800-814-4284.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy of this Prospectus Supplement or the accompanying Prospectus. Any representation to the contrary is a criminal offense.

The date of this Prospectus Supplement is December 26, 2017.

You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this Prospectus Supplement and any accompanying Prospectus is accurate only as of the date on the applicable cover page.

PROSPECTUS SUPPLEMENT

PROSPECTUS

PROSPECTUS SUMMARY	1

FEES AND EXPENSES	17

FINANCIAL HIGHLIGHTS	19

USE OF PROCEEDS	22

THE FUND	22

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This Prospectus Supplement, the accompanying Prospectus and the SAI contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of securities the Fund holds, the conditions in the U.S. and international financial and other markets, the price at which the Shares will trade, and other factors discussed in the Fund’s periodic filings with the SEC.

Actual results could differ materially from those projected or assumed in the forward-looking statements. The Fund’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Special Considerations and Risk Factors” section of the accompanying Prospectus. All forward-looking statements contained or incorporated by reference in this Prospectus Supplement and the Prospectus are made as of the date set forth on the applicable cover page. Except for the Fund’s ongoing obligations under the federal securities laws, the Fund does not intend, and it undertakes no obligation, to update any forward-looking statement. Any forward-looking statements contained in this Prospectus Supplement and the Prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”).

Currently known risk factors that could cause actual results to differ materially from the Fund’s expectations include, but are not limited to, the factors described in the “Special Characteristics and Risks of the Rights Offering” section of this Prospectus Supplement and the “Special Considerations and Risk Factors” section of the accompanying Prospectus. You are urged to review carefully these sections for a more complete discussion of the risks of an investment in the Shares.

SUMMARY OF THE TERMS OF THE RIGHTS OFFERING

Terms of the Offering

Dividend and Income Fund (the “Fund”) is issuing non-transferable subscription rights (the “Rights”) to its shareholders of record as of 5:00 p.m., ET, on December 26, 2017 (the “Record Date”), entitling the holders of such Rights to subscribe for up to an aggregate of 3,600,000 shares of beneficial interest of the Fund (the “Shares”). Holders of Shares on the Record Date (“Record Date Shareholders”) will receive one Right for each Share held on the Record Date, rounded up to the nearest number of Rights evenly divisible by three. The Rights entitle their holders to purchase one new Share for every three Rights held, plus in certain circumstances additional new Shares pursuant to the Over-Subscription Privilege (defined below). Fractional Shares will not be issued upon the exercise of the Rights. Accordingly, new Shares may be purchased only pursuant to the exercise of Rights in integral multiples of three. Assuming the exercise of all Rights, the offering will result in an approximately 33% increase in the Fund’s Shares outstanding. A Record Date Shareholder’s right to acquire one Share for every three Rights is referred to as the “Primary Subscription” and the Shares issued through the Primary Subscription are referred to as “Primary Subscription Shares.” If a Record Date Shareholder exercises all of the Rights he or she received in the Primary Subscription, that shareholder may also subscribe for additional Shares pursuant to the Over-Subscription Privilege. The Rights offering is not contingent upon any number of Rights being exercised. See “Description of the Rights Offering—Terms of the Rights Offering.”

Purpose of the Offering

The Board of Trustees of the Fund (the “Board”) has determined that it would be in the best interests of the Fund and its shareholders to increase the assets of the Fund and that the Rights offering is currently an effective and efficient way to raise additional assets for the Fund.

In connection with its conclusion to approve the Rights offering, the Board considered, among other things, the following factors: (i) the Rights offering provides an exclusive opportunity to Record Date Shareholders to purchase Shares of the Fund at a price potentially below the then current market price and the Fund’s net asset value (“NAV”) per Share; (ii) shareholders who do not fully exercise their Rights will own, upon completion of the Rights offering, a smaller proportional interest in the Fund than they owned before the Rights offering and that the completion of the Rights offering will result in an immediate dilution of the NAV per Share for all existing shareholders, irrespective of whether they exercise all or a portion of their Rights; (iii) the increased equity capital to be available upon completion of a fully subscribed Rights offering, including Shares issued pursuant to the exercise of the Over-Allotment Option, that could be used for making additional investments consistent with the Fund’s investment objectives; (iv) various other capital-raising alternatives, including, among other things, conducting a secondary offering of Shares, an at-the-market offering, and/or a transferable rights offering, and the benefits and drawbacks of conducting a transferable versus a non-transferable rights offering; (v) the size of the Rights offering in relation to the number of Shares outstanding; (vi) the belief of Bexil Advisers LLC (the “Investment Manager”) that it would be in the best interests of the Fund and its shareholders to increase the assets of the Fund thus permitting the Fund to be in a better position to more fully take advantage of investment opportunities that may arise and seek to enhance the Fund’s future returns; (vii) the Investment Manager’s belief that a larger number of outstanding Shares could increase the level of market interest in and visibility of the Fund and improve the trading liquidity of the Fund’s Shares; (viii) the increase in assets may result in a modestly lower expense ratio for the Fund by spreading the Fund’s fixed costs over a larger asset base; (ix) the potential impact of the Rights offering on the Fund’s distribution policy; and (x) the Investment Manager has an inherent conflict of interest in recommending the Rights offering because the Fund pays fees to the Investment Manager based on a percentage of the Fund’s assets and the Investment Manager will benefit from the increase in Fund assets that is expected to result from the Rights offering. The Board also considered that two of the Fund’s prior rights offerings in 2011 and 2013 were oversubscribed, resulting in the Fund issuing an additional 1,774,988 (split adjusted) and 2,529,317 Shares, respectively, and that the Fund’s most recent rights offering in 2015 was undersubscribed, resulting in the Fund issuing an additional 1,821,255 Shares.

Subscription Price

The subscription price per Share (the “Subscription Price”) will be determined based upon a formula equal to 95% of the market price or 79% of the NAV per Share, whichever is greater, on the Expiration Date. Market price per Share will be determined based on the average of the last reported sales prices of a Share on the New York Stock Exchange

(“NYSE”) for the five trading days preceding the Expiration Date (not including the Expiration Date) (“Average Market Price”). As of December 12, 2017, the average of the last reported sales price of a Share on the NYSE on the preceding five trading days (not including December 12, 2017) was $13.69 and the NAV per Share was $16.74, for an estimated Subscription Price of $13.22 per Share. Because the Expiration Date is the last day of the Subscription Period, Rights holders will not know the actual Subscription Price at the time they exercise such Rights and will, therefore, be required initially to pay for both the Shares subscribed for pursuant to the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege, at the estimated Subscription Price of $13.22 per Share. See “Description of the Rights Offering—Terms of the Rights Offering.”

Subscription Period

Rights may be exercised at any time during the offering period (the “Subscription Period”) which starts on December 27, 2017, and ends at 5:00 p.m., ET, on January 26, 2018 (the “Expiration Date”), unless the Rights offering is terminated or extended. See “Description of the Rights Offering—Terms of the Rights Offering,” “Description of the Rights Offering—Expiration of the Offering,” and “Description of the Rights Offering—Termination of the Offering.”

Notice of NAV Decline

In accordance with SEC regulatory requirements, the Fund has undertaken to suspend the Rights offering until the Fund amends this Prospectus Supplement if, after the effective date of the Fund’s Prospectus Supplement, the Fund’s NAV declines more than 10% from the Fund’s NAV as of that date. If this occurs, the Expiration Date will be extended and the Fund will notify Record Date Shareholders of the decline and permit them to cancel their exercise of Rights. See “Description of the Rights Offering—Notice of Net Asset Value Decline.”

Over-Subscription Shares

Record Date Shareholders who fully exercise their Rights in the Primary Subscription may subscribe for the Primary Subscription Shares not subscribed for by other Rights holders at the same Subscription Price. The entitlement to buy such Shares is called the “Over-Subscription Privilege.” If enough Primary Subscription Shares are available, all such over-subscription requests will be honored in full. If over-subscription requests exceed the Primary Subscription Shares available, the Fund may, at the discretion of the Board, increase the number of Shares subject to subscription by up to 25% of the Primary Subscription Shares (i.e., up to an additional 900,000 Shares) (“the “Over-Allotment Shares”) pursuant to the exercise of an over-allotment option to cover such over-subscription requests (the “Over-Allotment Option”). Primary Subscription Shares not bought in the Primary Subscription together with all Over-Allotment Shares, if any, are called “Over-Subscription Shares.” Requests for Over-Subscription Shares are subject to certain limitations and subject to allotment. See “Description of the Rights Offering—Over-Subscription Shares” and “Description of the Rights Offering—Allocation of Over-Subscription Shares.”

Method for Exercising Rights

Rights are evidenced by subscription certificates (each, a “Subscription Certificate”) that will be mailed or otherwise transmitted to Record Date Shareholders, which may include your broker, bank, trust company or other intermediary who holds the Fund’s Shares for your account, directly or via Cede & Co. (“Cede”) or other depository or nominee (except as described below with regard to Foreign Shareholders (as defined below)). Accordingly, Rights may be exercised by contacting your broker, bank, trust company or other intermediary who holds the Fund’s Shares for your account, which can arrange, on your behalf, to guarantee delivery of payment and of a properly completed and executed Subscription Certificate (referred to as a “Notice of Guaranteed Delivery”). A fee may be charged for this service by your broker, banker, trust company or other intermediary. In addition, your broker, bank, trust company or other intermediary may impose a deadline for exercising Rights earlier than 5:00 p.m., ET, on the Expiration Date. Rights also may be exercised by completing and signing the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment in full of the estimated Subscription Price for the Shares subscribed for. Completed Subscription Certificates and payments must be received by the Subscription Agent by 5:00 p.m., ET, on the Expiration Date at the offices of the Subscription Agent. See “Description of the Rights Offering—Method for Exercising Rights” and “Description of the Rights Offering—Payment for Shares.”

Rights holders who have exercised their Rights will have no right to rescind their subscription after receipt by the Subscription Agent of either the completed Subscription Certificate together with payment for Shares subscribed for or a Notice of Guaranteed Delivery, except as described herein. See “Description of the Rights Offering – Notice of Net Asset Value Decline.”

Offering Expenses

The expenses of the Rights offering are expected to be approximately $220,000 (assuming the Rights offering is fully subscribed, but excluding the effect of the issuance of any Over-Allotment Shares). If the Fund increases the number of Shares subject to subscription pursuant to the over-allotment option for the full amount of Over-Allotment Shares, offering expenses are estimated to be approximately $220,000. The Fund will bear the expenses of the Rights offering and all such expenses will be borne indirectly by the Fund’s shareholders, including those who do not exercise their Rights. Accordingly, such expenses will immediately reduce the NAV per Share of the Fund.

These expenses include, but are not limited to, the expenses of preparing, printing and mailing the prospectus, prospectus supplement, and Rights subscription materials, and the fees assessed by service providers (including the cost of the Fund’s counsel and independent registered public accounting firm) in connection with the offering. See “Fees and Expenses.”

Use of Proceeds

The net proceeds to the Fund from this Rights offering, assuming all Rights issued hereunder are exercised, are estimated to be $46,843,200 or, if pursuant to the over-allotment option, the Fund, at the discretion of the Board, elects to increase the number of Shares subject to subscription in an amount equal to 25% and all Over-Allotment Shares are sold, $58,609,000, in each case after deducting offering expenses.

The Investment Manager expects that it will initially invest the proceeds of the offering by reducing borrowings, if any and as appropriate, and investing the balance in income generating equity securities, high quality short-term debt securities, money market fund shares, or other securities, as applicable. The Investment Manager anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objectives and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months. Depending on market conditions and operations, a portion of the cash held by the Fund, including any proceeds raised from the offering, may be used to pay distributions in accordance with the Fund’s distribution policy. The Fund does not currently anticipate an increase in leverage immediately following the completion of the offering; however, the Fund reserves the right to adjust leverage from time to time. See “Use of Proceeds.”

Information and Subscription Agent

American Stock Transfer & Trust Company, LLC will act as the subscription agent for the Rights offering (the “Subscription Agent”). AST Fund Solutions, LLC, an affiliate of the Subscription Agent, will act as the information agent for the Rights offering (the “Information Agent”). Inquiries regarding the Rights offering by holders of Rights should be directed to the Information Agent toll free at 1-800-814-4284. See “Description of the Rights Offering—Information and Subscription Agent.”

Taxation

For U.S. federal income tax purposes, the receipt of Rights by a Record Date Shareholder should not be a taxable event. We urge you to consult your own tax advisor with respect to the particular tax consequences of the Rights offering. See “U.S. Federal Income Tax Consequences of the Offering.”

Important Dates to Remember	EVENT	DATE
	Record Date:	December 26, 2017
	Subscription Period:	December 27, 2017 through January 26, 2018 (1)
	Expiration Date:	January 26, 2018(1)
	Subscription Certificates and Payment for Shares or Notices of Guaranteed Delivery Due:	January 26, 2018
	Payment for Shares Pursuant to Notices of Guaranteed Delivery Due:	January 30, 2018
	Confirmation Mailed to Participants:	Within two weeks of Expiration Date
	Final Payment for Shares Due:	February 23, 2018 (2)

(1)	Unless the Rights offering is terminated or extended.
(2)	Additional amount due (in the event the actual Subscription Price exceeds the estimated Subscription Price).

DESCRIPTION OF THE RIGHTS OFFERING

Terms of the Rights Offering

The Fund is issuing to Record Date Shareholders Rights to subscribe for up to 3,600,000 Shares of the Fund. In certain circumstances described under “Over-Subscription Shares,” the Fund may increase the number of Shares subject to subscription by up to 25%, or up to an additional 900,000 Over-Allotment Shares, for an aggregate total of up to 4,500,000 Shares. Assuming the exercise of all Rights, the offering will result in an approximately 33% increase in the Fund’s Shares outstanding. If the Fund exercises the Over-Allotment Option by issuing the full amount of Over-Allotment Shares, the offering will result in an approximately 42% increase in the Fund’s Shares outstanding.

Each Record Date Shareholder is being issued one non-transferable Right for each Share owned on the Record Date, rounded up to the nearest number of Rights evenly divisible by three. The Rights entitle the holder to purchase one new Share for each three Rights held. Fractional Shares will not be issued upon the exercise of the Rights. Accordingly, new Shares may be purchased only pursuant to the exercise of Rights in integral multiples of three. The Rights offering is not contingent upon any number of Rights being exercised and may be terminated at any time and for any reason before the Expiration date. The Shares, once issued, will be listed on the NYSE under the symbol “DNI.”

Each Share may be purchased by exercising three Rights and paying the Subscription Price, which will be determined based upon a formula equal to 95% of the market price or 79% of the NAV per Share, whichever is greater, on the Expiration Date. Market price per Share will be determined based on the average of the last reported sales prices of a Share on the NYSE for the five trading days preceding the Expiration Date (not including the Expiration Date). Because the Expiration Date is the last day of the Subscription Period, Rights holders will not know the actual Subscription Price at the time they exercise such Rights and will, therefore, be required initially to pay for both the Shares subscribed for pursuant to the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege, at the estimated Subscription Price of $13.22 per Share.

Rights may be exercised at any time during the Subscription Period, unless the Rights offering is terminated or extended. Rights will expire on the Expiration Date and thereafter may not be exercised.

Rights will be evidenced by subscription certificates (“Subscription Certificates”), with the number of Rights issued to each holder stated thereon. The method by which Rights may be exercised and Shares paid for is set forth below in “—Method for Exercising Rights” and “—Payment for Shares.” A holder of Rights will have no right to rescind a purchase after the Subscription Agent has received a completed Subscription Certificate together with payment for the subscribed Shares, except under the circumstances described below under “—Notice of Net Asset Value Decline.”

Notwithstanding the foregoing, the Fund may cancel the Rights offering during the Subscription Period, even after the Rights have been distributed and subscriptions have been received.

Rights holders are entitled to subscribe for additional Shares at the same Subscription Price pursuant to the Over-Subscription Privilege, subject to certain limitations. See “—Over-Subscription Privilege” below.

For purposes of determining the number of Shares that may be acquired pursuant to the Rights offering, each broker, bank, trust company or other intermediary whose Shares are held of record by Cede & Co. (“Cede”) or other depository or nominee will be deemed to be the holder of the Rights that are held by Cede or such other depository or nominee on its behalf.

Brokers, banks, trust companies and other intermediaries, depositories, and nominees who hold the Fund’s Shares for the account of others, should notify the respective beneficial owners of such Shares as soon as possible to ascertain such beneficial owners’ intentions, obtain instructions with respect to the Rights, and, as appropriate, complete the Subscription Certificate and submit it to the Subscription Agent with proper payment. In addition, beneficial owners of Shares or Rights held through brokers, banks, trust companies and other intermediaries, depositories, or nominees should contact the appropriate person to provide instructions with respect to the Rights.

Participants in the Fund’s Dividend Reinvestment Plan will be issued Rights in respect of the Shares held in their accounts in the Dividend Reinvestment Plan. Participants wishing to exercise these Rights must exercise the Rights in accordance with the procedures set forth in “—Method for Exercising Rights” and “—Payment for Shares.”

The Rights are not transferable. You may not purchase or sell them. The Rights will not trade on the NYSE or any other exchange. If you do not exercise your Rights before the conclusion of the Rights offering, your Rights will expire without value.

Purpose of the Rights Offering

The Board has determined that it would be in the best interests of the Fund and its shareholders to increase the assets of the Fund and that the Rights offering is currently an effective and efficient way to do so. In reaching its conclusion to approve the Rights offering on the terms set out in this Prospectus Supplement, the Board considered the advice and recommendations of the Investment Manager and the recommendation of the Rights Offering Committee of the Board, and was advised by Fund counsel.

Beginning in September 2017, the Board considered the Fund’s strategy and long range planning initiatives, such as potential strategies for growth and shareholder value, including, among other things, rights offerings. After considering the potential Rights offering at special meetings held on October 25, 2017 and December 13, 2017, the Rights Offering Committee recommended that the Board approve the Rights offering on the terms set out in this Prospectus Supplement, which the Board did at a meeting held on December 13, 2017.

The Rights Offering Committee of the Board, which was established in 2015 in connection with the filing of the registration statement of which this Prospectus Supplement is a part, consists of the three Trustees who are not “interested persons” of the Fund as defined under the 1940 Act.

In connection with its conclusion to approve the Rights offering, the Board considered, among other things, the following factors:

(i)

Opportunity to Purchase Potentially Below the Then Current Market Price Per Share and the Fund’s Net Asset Value Per Share – The Board considered the Subscription Price noting that the Rights offering provides an exclusive opportunity for Record Date Shareholders to purchase Shares of the Fund at a price potentially below the then current market price per Share and the Fund’s NAV per Share. The Board established the Subscription Price and the 1-for-3 Share for Rights exchange ratio based on the recommendations of the Investment Manager and with a view toward, among other things, providing an incentive to shareholders to exercise the Rights.

(ii)

Potential Ownership, Voting, and Net Asset Value Dilution – The Board took into account that shareholders who do not fully exercise their Rights will own, upon completion of the Rights offering, a smaller proportional interest in the Fund than they owned before the Rights offering, resulting in immediate ownership and voting dilution for such shareholders. The Board also considered the fact that the expenses of the Rights offering will be borne by the Fund, and indirectly by all shareholders, including those who do not exercise their Rights, thus resulting in an immediate dilution of the NAV per Share for all existing shareholders. In addition, the Board considered that to the extent the Subscription Price per Share is less than the then current NAV per Share, the completion of the Rights offering will result in additional dilution of the NAV per Share for all existing shareholders, irrespective of whether they exercise all or a portion of their Rights, although any such dilution will disproportionally affect shareholders who choose not to exercise their Rights. Similarly, the Board noted that Bexil Securities LLC, the Fund’s largest shareholder and an affiliate of the Investment Manager, could increase its percentage ownership in and control of the Fund through the exercise of its Rights and the purchase of additional Shares pursuant to the Over-Subscription Privilege and, if available, the purchase of Over-Allotment Shares.

(iii)

Increase in Capital – The Board considered the increased equity capital to be available upon completion of a fully subscribed Rights offering, including the issuance of Shares pursuant to the Fund’s exercise of the Over-Allotment Option, that could be used for making additional investments consistent with the Fund’s investment objectives. The Investment Manager advised the Board that it believed such additional capital could be deployed in an effective and timely manner consistent with the Fund’s investment objectives. The Board considered that the current market environment for securities in which the Fund may invest could change, which may adversely affect the Fund’s ability to invest the proceeds of the Rights offering in securities that provide a yield at least equal to the current yield of the securities in the Fund’s portfolio. The Board noted that the anticipated increase in capital does not necessarily mean the Fund may be more or less leveraged than otherwise, as the Fund may change its borrowings from time to time should it determine to adjust its leverage following the completion of the Rights offering.

(iv)

Alternative Capital Raising Methods – The Board considered various other capital-raising alternatives, including, among other things, conducting secondary offerings of Shares, at-the-market offerings, and other types of rights offerings (e.g., transferrable rights offerings). The Board also considered the effect on the Fund if the Rights offering is undersubscribed. In this regard, the Board noted that two of the Fund’s prior rights offerings in 2011 and 2013 were oversubscribed, and the Fund’s most recent rights offering in 2015 was undersubscribed. The Board considered the benefits and drawbacks of conducting a transferable versus a non-transferable rights offering. In this regard, the Board considered the conclusions of the Investment Manager, which advised the Board that a non-transferable rights offering under terms generally consistent with the terms in this Prospectus Supplement appeared at that time to be the best alternative for the Fund to raise additional capital and that an underwriter or dealer is not always necessary or desirable for a non-transferable rights offering.

(v)

Size of the Rights Offering – The Board considered the size of the Rights offering in relation to the number of Shares outstanding. Based on recommendations from the Investment Manager, the Board decided on a 1-for-3 Rights offering with an Over-Subscription Privilege and an Over-Allotment Option.

(vi)

Conditions of the Securities Markets – The Board took into account the Investment Manager’s belief that the condition of the securities markets appears supportive of a Rights offering by the Fund at this time and, as noted above, the potential to invest the proceeds of the Rights offering in securities in an effective and timely manner consistent with the Fund’s investment objectives.

(vii)

Possible Greater Visibility of the Fund and Liquidity for the Shares – The Board took into account the Investment Manager’s belief that a larger number of outstanding Shares could increase the level of market interest in and visibility of the Fund and improve the trading liquidity of the Fund’s Shares on the NYSE.

(viii)

Possible Modest Reduction in Expense Ratio – The Board was advised by the Investment Manager that the increase in assets may result in a modestly lower expense ratio for the Fund by spreading the Fund’s fixed costs over a larger asset base. However, the Board considered that savings from a reduced expense ratio would be offset at first by the expenses of the Rights offering and dilution.

(ix)	Possible Impact on the Fund’s Distribution Policy – The Board also considered the potential impact of the Rights offering on the Fund’s distribution policy.

(x)

Investment Manager’s Conflict of Interest – The Board considered that the Investment Manager has an inherent conflict of interest in recommending the Rights offering because the Fund pays fees to the Investment Manager based on a percentage of the Fund’s assets and the Investment Manager will benefit from the increase in Fund assets that is expected to result from the Rights offering. The Board also considered that one of the Fund’s Trustees who voted to authorize the Rights offering is an “interested person” of the Investment Manager within the meaning of the 1940 Act due to his affiliation with the Investment Manager and may benefit indirectly from the Rights offering because of his interest in the Investment Manager. It is not possible to state precisely the amount of additional compensation the Investment Manager will receive as a result of the Rights offering because it is not known at this time how many Shares will be subscribed for and because the proceeds of the Rights offering will be invested in additional portfolio securities, which will fluctuate in value. However, assuming all Rights are exercised and the Subscription Price is $13.22 per Share, and after giving effect to the expenses related to the Rights offering estimated to be $220,000, the Investment Manager would receive an additional annualized management fee of approximately $445,000 (or approximately $557,000, if the Over-Allotment Option is exercised and the full number of Over-Allotment Shares are issued). A majority of the Board members who approved the Rights offering are not “interested persons” of the Investment Manager.

The Board also considered the Fund’s prior rights offerings in 2011, 2013, and 2015, including: (i) the number of exercising shareholders, including the Investment Manager, and dollar amounts subscribed for in the primary subscription, the over-subscription privilege, and any over-allotments, as applicable; (ii) the size of the rights offerings and net proceeds to the Fund; (iii) the dilutive effect of the prior rights offerings; (iv) the offering expenses incurred; and (v) the investments made by the Fund with the proceeds and the Fund’s subsequent performance. In the prior rights offerings, shareholders of record on November 14, 2011, August 30, 2013, and September 28, 2015, respectively, were issued one non-transferable right for each outstanding Share owned, and each shareholder holding rights was entitled to subscribe for one new Share for every three rights held for a subscription price based on a similar formula as the current Subscription Price, although the formula for the 2011 and 2013 rights offerings was 95% of the lower of (a) the Fund’s NAV per share or (b) the market price per share, and did not include the 79% and 80% floors found in the, respectively, current Rights offering or the 2015 rights offering. The prior rights offerings expired on December 23, 2011, September 27, 2013, and October 30, 2015, respectively. The Board noted that the 2011 and 2013 rights offerings were oversubscribed, resulting in the Fund issuing 1,774,988 (restated to reflect the effects of the Fund’s subsequent 1-for-4 reverse stock split) and 2,529,317 additional Shares, respectively. The Board also noted that the 2015 rights offering was undersubscribed, resulting in the Fund issuing 1,821,255 additional Shares.

Expiration of the Offering

The Rights offering will expire at 5:00 p.m., ET, on January 26, 2018 (the “Expiration Date”), unless extended by the Fund. The Rights will expire on the Expiration Date and thereafter may not be exercised. Any extension of the Rights offering will be followed as promptly as practicable by announcement thereof. Without limiting the manner in which the Fund may choose to make such announcement, the Fund will not, unless otherwise required by law, have any obligation to publish, advertise, or otherwise communicate any such announcement other than by issuing a press release or such other means of announcement as the Fund deems appropriate.

Termination of the Offering

The Fund may terminate the Rights offering at any time and for any reason during the Subscription Period. If the Fund terminates the Rights offering, the Fund will issue a press release announcing such termination and will direct the Subscription Agent to return, without interest, all subscription proceeds received to such shareholders who had elected to purchase Shares.

Notice of Net Asset Value Decline

In accordance with SEC regulatory requirements, the Fund has undertaken to suspend the Rights offering until the Fund amends this Prospectus Supplement if, after the effective date of the Fund’s Prospectus Supplement, the Fund’s NAV declines more than 10% from the Fund’s NAV as of that date. If this occurs, the Expiration Date will be extended and the Fund will notify Record Date Shareholders of the decline and permit them to cancel their exercise of Rights.

Over-Subscription Shares

Record Date Shareholders who fully exercise all Rights issued to them in the Primary Subscription may subscribe for the Primary Subscription Shares not subscribed for by other Rights holders at the same Subscription Price. The entitlement to buy such Shares is called the “Over-Subscription Privilege.” If enough Primary Subscription Shares are available after completion of the Primary Subscription, all such requests that are timely received will be honored in full. If over-subscription requests exceed the Primary Subscription Shares available, the Fund may, at the discretion of its Board, increase the number of Shares subject to subscription by up to 25% of the Primary Subscription Shares pursuant to the exercise of the Over-Allotment Option to cover such over-subscription requests. The Fund will not offer or sell in this Rights offering any Shares that are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege, although the Fund may offer and sell such Shares in a subsequent offering pursuant to the registration statement of which this Prospectus Supplement and the accompanying Prospectus are a part, subject to applicable law.

Record Date Shareholders who fully exercise all Rights issued to them in the Primary Subscription should indicate, on the Subscription Certificate that they submit with respect to such exercise, how many additional Shares they are requesting pursuant to the Over-Subscription Privilege.

Allocation of Over-Subscription Shares

Regardless of whether the Fund issues Over-Allotment Shares and to the extent sufficient Shares are not available to fulfill all over-subscription requests, Over-Subscription Shares will be allocated pro rata among those Record Date Shareholders who over-subscribe based on the number of Shares owned by them on the Record Date, but in no event will the number of Shares allocated to a shareholder exceed the number the shareholder subscribed for. The allocation process may involve a series of allocations in order to assure that the total number of Over-Subscription Shares is distributed on a pro rata basis.

The formula to be used in allocating the Over-Subscription Shares is as follows:

Record Date Position of Shareholder	X	Over-Subscription Shares Remaining

Total Record Date Position of Shareholders Requesting Over-Subscription Shares Remaining in that Allocation

Brokers, banks, trust companies and other intermediaries, depositories, and nominees who hold the Fund’s Shares for the account of others will be required, before any Over-Subscription Shares may be allocated with respect to any particular beneficial owner, to certify to the Subscription Agent the number of Rights exercised and Shares subscribed for pursuant to the Primary Subscription and the Over-Subscription Privilege by such beneficial owner, and that such beneficial owner’s Primary Subscription was exercised in full. Certification forms will be available from the Information Agent.

The Fund has been advised that the Investment Manager, its affiliates, and one or more of their officers, and members of the Fund’s Board may exercise some or all of the Rights issued to them, and may request additional Shares pursuant to the Over-Subscription Privilege. Any purchases of additional Shares pursuant to the Over-Subscription Privilege by such persons will increase their proportionate voting power and share of the Fund’s assets.

Method for Exercising Rights

Rights are evidenced by subscription certificates (each, a “Subscription Certificate”) that will be mailed or otherwise transmitted to Record Date Shareholders, including your broker, bank, trust company or other intermediary who holds the Fund’s Shares for your account, directly or via Cede & Co. (“Cede”) or other depository or nominee (except as described under “—Requirements for Foreign Shareholders,” below). Accordingly, Rights may be exercised by contacting your broker, bank, trust company or other intermediary who holds the Fund’s Shares for your account, which can arrange, on your behalf, to guarantee delivery of payment and a properly completed and executed Subscription Certificate (referred to as a “Notice of Guaranteed Delivery”). A fee may be charged for this service by your broker, banker, trust company or other intermediary. In addition, your broker, bank, trust company or other intermediary may impose a deadline for exercising Rights earlier than 5:00 p.m., ET, on the Expiration Date. Rights also may be exercised by completing and signing the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment in full of the estimated Subscription Price for the Shares subscribed for by the Expiration Date as described under “—Payment for Shares.” Completed Subscription Certificates and payments must be received by the Subscription Agent by 5:00 p.m., ET, on the Expiration Date (unless delivery of Subscription Certificate and payment is effected by means of a Notice of Guaranteed Delivery as described under “—Payment for Shares”) at the offices of the Subscription Agent at one of the addresses set forth under “—Information and Subscription Agent.”

Shareholders who are Record Owners. Shareholders who are record owners of Shares can choose between either option set forth under “—Payment for Shares.” If time is of the essence, option (2) will permit delivery of the Subscription Certificate and payment for Shares after the Expiration Date.

Investors whose Shares are Held by Intermediaries, Depositories, or Nominees. Beneficial owners of Shares held through brokers, banks, trust companies and other intermediaries, depositories, or nominees should contact the appropriate person to provide instructions with respect to the Rights and, as appropriate, to complete the Subscription Certificate on behalf of the beneficial owner and arrange for proper payment by one of the methods set forth under “—Payment for Shares.”

Parties Who Hold the Fund’s Shares for the Account of Others. Brokers, banks, trust companies and other intermediaries, depositories, and nominees who hold the Fund’s Shares for the account of others should notify the respective beneficial owners of such Shares as soon as possible to ascertain such beneficial owners’ intentions, obtain instructions with respect to the Rights, and, as appropriate, complete the Subscription Certificate and submit it to the Subscription Agent with proper payment as described under “—Payment for Shares.”

Brokers, banks, trust companies and other intermediaries, depositories, and nominees who hold the Fund’s Shares for the account of others will be required, before any Over-Subscription Shares may be allocated with respect to any particular beneficial owner, to certify to the Subscription Agent the number of Rights exercised and Shares subscribed for pursuant to the Primary Subscription and the Over-Subscription Privilege by such beneficial owner, and that such beneficial owner’s Primary Subscription was exercised in full. Certification forms will be available from the Information Agent.

Requirements for Foreign Shareholders. Subscription Certificates will only be transmitted to Record Date Shareholders whose addresses are within the United States (other than an APO or FPO address). Record Date Shareholders whose addresses are outside the United States (for these purposes, the United States includes the District of Columbia and the territories and possessions of the United States) or who have an APO or FPO address (collectively “Foreign Shareholders”) and who wish to subscribe to the Rights offering either in part or in full should contact the Subscription Agent in writing or by recorded telephone conversation no later than five business days prior to the Expiration Date. The Fund will determine whether the Rights offering may be made to any such Record Date Shareholder. The Rights offering will not be made in any jurisdiction where it would be unlawful to do so. If the Subscription Agent has received no instruction by the fifth business day prior to the Expiration Date (or, if the Subscription Period is extended, on or before the fifth business day prior to the extended Expiration Date) or the Fund has determined that the Rights offering may not be made to a particular Record Date Shareholder, the Fund will consider the Rights of such Shareholder as having not been exercised and the underlying Shares shall be available to other Record Date Shareholders pursuant to the Over-Subscription Privilege.

Information and Subscription Agent

American Stock Transfer & Trust Company, LLC will serve as the Fund’s subscription agent in connection with the Rights offering. AST Fund Solutions, LLC, an affiliate of the Subscription Agent, will serve as the Fund’s information agent in connection with the Rights offering. The Subscription Agent and Information Agent will collectively receive from the Fund an amount estimated to be approximately $30,000, comprised of the fee for their services and the reimbursement for certain expenses related to the Rights offering. The fees and expenses of the Subscription Agent and Information Agent are included in the fees and expenses of the Rights offering and, therefore, will be borne by the Fund and indirectly by all shareholders, including those who do not exercise their Rights.

Inquiries regarding the Rights offering should be directed to the Information Agent toll free at 1-800-814-4284.

Completed Subscription Certificates must be sent together with payment of the estimated Subscription Price for all Shares subscribed for in the Primary Subscription and the Over-Subscription Privilege to the Subscription Agent by one of the methods described below. Beneficial owners of Shares held through brokers, banks, trust companies and other intermediaries, depositories, or nominees should contact the appropriate person to provide instructions to send Notices of Guaranteed Delivery to the Subscription Agent prior to 5:00 p.m., ET, on the Expiration Date. The Fund will accept only properly completed and executed Subscription Certificates actually received at any of the addresses listed below, prior to 5:00 p.m., ET, on the Expiration Date, or by the close of business on January 30, 2018 following timely receipt of a Notice of Guaranteed Delivery. See “—Payment for Shares.”

Subscription Certificate Delivery Method	Address/Number
Notice of Guaranteed Delivery:	Contact your broker, bank, trust company or other intermediary, depository, or nominee to notify the Fund of your intent to exercise the Rights.

First Class Mail Only (No Express Mail or Overnight Courier):	American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042

Express Mail, Overnight Courier, or by Hand:	American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219 Toll-free: 1-877-248-6417

The Fund will honor only Subscription Certificates, or Notices of Guaranteed Delivery, received by the Subscription Agent prior to 5:00 p.m., ET, on the Expiration Date at one of the addresses listed above. Delivery to an address other than those listed above will not constitute good delivery.

The Subscription Agent will deposit all funds received by it into a segregated account (interest, if any, paid on the balances in the account will accrue to the benefit of the Fund), pending distribution of the Shares.

Payment for Shares

Rights holders who wish to acquire Shares pursuant to the Primary Subscription and the Over-Subscription Privilege may choose between the following methods of payment:

(1)

A Rights holder can send the properly completed and executed Subscription Certificate together with full payment for Shares to be purchased, based upon the estimated Subscription Price of $13.22 per Share, in the form of a personal check drawn upon a U.S. bank payable to the Subscription Agent. A subscription will be accepted when payment, together with the executed Subscription Certificate, is received by the Subscription Agent at one of the addresses set forth under “—Information and Subscription Agent.” The payment and the properly completed and executed Subscription Certificate must be received by the Subscription Agent by 5:00 p.m., ET, on the Expiration Date. The Subscription Agent will deposit all checks and other funds received by it for the purchase of Shares into a segregated account of the Fund pending proration and distribution of Shares.

A PAYMENT PURSUANT TO THIS METHOD MUST BE IN U.S. DOLLARS AND MAY BE MADE BY PERSONAL CHECK, CERTIFIED CHECK, OR BANK CASHIER’S CHECK DRAWN ON A BANK LOCATED IN THE UNITED STATES, OR BY WIRE TRANSFER, PAYABLE TO “AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC AS SUBSCRIPTION AGENT” AND MUST ACCOMPANY A PROPERLY COMPLETED AND EXECUTED SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION TO BE ACCEPTED. WIRE TRANSFER INSTRUCTIONS ARE PROVIDED IN THE SUBSCRIPTION CERTIFICATE.

(2) Alternatively, a subscription will be accepted by the Subscription Agent if, by 5:00 p.m., ET, on the Expiration Date, the Subscription Agent has duly received a Notice of Guaranteed Delivery from a broker, bank, trust company or other intermediary, depository, or nominee guaranteeing delivery of a properly completed and executed Subscription Certificate and full payment for Shares at the estimated Subscription Price of $13.22 per Share. The Notice of Guaranteed Delivery may be delivered to the Subscription Agent in the same manner as Subscription Certificates at the addresses set forth above, or may be transmitted to the Subscription Agent by facsimile transmission to fax number 1-718-234-5001; telephone number to confirm receipt 1-877-248-6417. The Subscription Agent will not honor a Notice of Guaranteed Delivery if a properly completed and executed Subscription Certificate and full payment for the Shares at the estimated Subscription Price of $13.22 per Share is not received by the Subscription Agent by the close of business on January 30, 2018.

A confirmation will generally be sent within two weeks of the Expiration Date (the “Confirmation Date”) by the Subscription Agent to each Rights holder exercising its Rights (or, for beneficial owners of Shares held through brokers, banks, trust companies and other intermediaries, depositories, or nominees, to such other intermediaries, depositories, or nominees) showing (i) the number of Shares acquired pursuant to the Primary Subscription, (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege, (iii) the per Share and total purchase price for the Shares, (iv) any excess to be refunded by the Fund to the Rights holder as a result of payment for Shares pursuant to the Over-Subscription Privilege that the Rights holder is not acquiring, and (v) any additional amount payable to the Fund by the Rights holder or any excess to be refunded by the Fund to the Rights holder, in each case based on the actual Subscription Price as determined on the Expiration Date. Any additional payment required from a Rights holder must be received by the Subscription Agent by the close of business on February 23, 2018 (unless the Subscription Period is extended). Any excess payment to be refunded by the Fund to a Rights holder will be mailed or otherwise transmitted by the Subscription Agent to such Rights holder as promptly as practicable. All payments by a Rights holder must be in U.S. dollars and may be made by personal check, certified check, or bank cashier’s check drawn on a bank located in the United States, or by wire transfer, payable to “American Stock Transfer & Trust Company, LLC as Subscription Agent.”

Whichever of the two methods described above is used, issuance and delivery of the Shares subscribed for are contingent upon actual payment for such Shares. No certificates will be issued or delivered with respect to Shares issued and sold in the Rights offering.

Rights holders who have exercised their Rights will have no right to rescind their subscription after receipt of the completed Subscription Certificate together with payment for Shares by the Subscription Agent, except under the circumstances described above under “—Notice of Net Asset Value Decline.”

If a Rights holder who acquires Shares pursuant to the Primary Subscription or the Over-Subscription Privilege does not make payment of any amounts due by the Expiration Date (or later, if a Notice of Guaranteed Delivery is used), the Fund reserves the right to take any or all of the following actions through all appropriate means: (i) find other Record Date Shareholders for the subscribed and unpaid-for Shares; (ii) apply any payment actually received by the Fund toward the purchase of the greatest whole number of Shares that could be acquired by the Rights holder upon exercise of such Rights acquired pursuant to the Primary Subscription or the Over-Subscription Privilege; and/or (iii) exercise any and all other rights or remedies to which the Fund may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed Shares and to enforce the relevant guarantee of payment.

The method of delivery of completed Subscription Certificates and payment of the Subscription Price to the Subscription Agent will be at the election and risk of exercising Rights holders, but if sent by mail, it is recommended that such forms and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and clearance of payment by 5:00 p.m., ET, on the Expiration Date. Because uncertified personal checks may take more than one business day to clear, exercising Rights holders who do not wish to use the wire transfer method of payment are urged to pay, or arrange for payment, by means of certified or cashier’s check with the shareholder’s name identified on the check.

All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, which determinations will be final and binding. The Fund, in its sole discretion, may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until substantially all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. The Fund will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

Employee Benefit Plan Considerations

Shareholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (including corporate savings and 401(k) plans), Keogh plans of self-employed individuals, Individual Retirement Accounts (“IRAs”) and other plans eligible for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”) (each a “Plan” and collectively, the “Plans”) should be aware that additional contributions of cash to the Plan (other than rollover contributions or trustee-to-trustee transfers from other Plans) made in order to exercise Rights would be treated as Plan contributions and, when taken together with contributions previously made, may subject a Plan to excise taxes for excess or nondeductible contributions. In the case of Plans qualified under Section 401(a) of the Code and certain other plans, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. Plans contemplating the receipt of additional cash contributions to exercise Rights should consult with their counsel prior to receiving or using such contributions.

Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income under Section 511 of the Code. If any portion of an IRA is used as security for a loan to the individual for whose benefit the IRA is established, the portion so used is also treated as distributed to such individual.

ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules that may impact the exercise of Rights. Due to the complexity of these rules and the penalties for non-compliance, Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Code.

FEES AND EXPENSES

The following table contains information about the costs and expenses that shareholders will bear directly or indirectly, as a result of the Rights offering. The table is based on estimated amounts for the current fiscal year ending December 31, 2017 (except as noted below), after giving effect to the Rights offering (assuming that the Rights offering is fully subscribed and that the Fund, at the discretion of the Board, increases the number of Shares subject to subscription by 25% pursuant to the exercise of the Over-Allotment Option, resulting in the receipt of net proceeds of $58,609,000). If the Fund issues fewer Shares and the net proceeds to the Fund are less, all other things being equal, the total annual expenses shown would increase. The purpose of the table and the example below is to help you understand the fees and expenses that you, as a holder of Shares, would bear directly or indirectly.

Shareholder Transaction Expenses
Sales Load (as a percentage of estimated Subscription Price)(1)	None
Offering Expenses (as a percentage of estimated Subscription Price)(2)	0.37%
Dividend Reinvestment Plan Fees(3)	None
Annual Expenses (as a percentage of net assets attributable to Shares)
Management Fees(4)	1.01%
Interest Payments on Borrowed Funds(5)	0.17%
Acquired Fund Fees and Expenses(6)	0.03%
Other Expenses(7)	0.43%
Total Annual Fund Operating Expenses	1.64%

(1)	The Rights are being offered directly by the Fund without the expense of an underwriter or sales agent.

(2)

Assuming the Rights offering is fully subscribed, but excluding the effect of increasing the number of Shares subject to subscription by 25% pursuant to the exercise of the Over-Allotment Option, offering expenses borne by the Fund are estimated to be approximately $220,000 in the aggregate, or $0.06 per Share. If the Fund increases the number of Shares subject to subscription pursuant to the exercise of the Over-Allotment Option for the full amount of Over-Allotment Shares, offering expenses are estimated to be approximately $220,000 in the aggregate, or $0.05 per Share.

(3)	See “Dividend Reinvestment Plan” in the accompanying Prospectus.

(4)

The Fund pays a management fee to the Investment Manager at an annual rate of 0.95% of the Fund’s “managed assets.” “Managed assets” means the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred stock (“financial leverage”). In accordance with the requirements of the SEC, the table above shows the Fund’s management fee as a percentage of average net assets. In calculating the management fee rate based on net assets, the Fund derived the amount of management fees based upon outstanding financial leverage of 6% of the Fund’s estimated managed assets (which is based on the average level of financial leverage employed during the Fund’s current fiscal year). If financial leverage of more than 6% is used, the management fee shown would be higher.

(5)

Assumes borrowings under the Liquidity Agreement representing 6% of estimated managed assets at an annual interest rate of 2.67%, which is the interest rate applicable as of December 12, 2017 under the Fund’s Liquidity Agreement.

(6)	“Acquired Fund Fees and Expenses” are based upon actual amounts of such fees and expenses for the 2016 fiscal year.

(7)	“Other Expenses” are based upon estimated amounts for the current fiscal year.

Example

The following example illustrates the expenses that you would pay on a $1,000 investment in Shares, assuming (1) a 5% annual return, (2) total annual fund operating expenses of 1.64%, (3) offering expenses of 0.37%, and (4) reinvestment of all dividends and other distributions at NAV.

1 Year	3 Years	5 Years	10 Years
$20	$55	$92	$197

The purpose of the table and example above is to help you understand the various costs and expenses that an investor in the Fund may bear directly or indirectly. The example should not be considered a representation of future expenses. The Fund’s actual expenses may be more or less than those shown and the Fund’s actual rate of return will vary and may be higher or lower than the hypothetical 5% annual return used to calculate the example.

FINANCIAL HIGHLIGHTS

The table below sets forth certain specified information for a Share outstanding throughout each period presented. This information is derived from the financial and accounting records of the Fund. The financial highlights for the fiscal years ended December 31, 2012 through December 31, 2016, the one month ended December 31, 2011, and the year ended November 30, 2011 have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm. The prior financial highlights for the fiscal years ended November 30, 2007 through November 30, 2010 were audited by other independent registered public accounting firms, whose reports with respect to those periods were unqualified. Information for the six-month period ended June 30, 2017 has not been audited. The information below should be read in conjunction with (i) the Fund’s audited financial statements and the accompanying notes thereto for the fiscal year ended December 31, 2016, which, together with the report of the Fund’s independent registered public accounting firm, have been incorporated by reference in the SAI, and (ii) the Fund’s Semi-Annual Report for the six-month period ended June 30, 2017, which is also incorporated by reference in the SAI. The Annual and Semi-Annual Reports are available without charge by calling toll-free at 1-855-411-6432.

Bexil Advisers LLC became the Fund’s Investment Manager effective February 1, 2011.

Per share data, including the proportionate impact to market price, has been restated to reflect the effects of a 1-for-4 reverse stock split effective as of the start of trading on the NYSE on December 10, 2012.

	For the Years Ended December 31,							For the Years Ended November 30,
Per Share Operating Performance (for a share outstanding throughout each period)	Six months ended June 30, 2017 (1)	2016	2015	2014	2013	2012	One Month Ended Dec. 31, 2011(2)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$14.18	$13.11	$16.66	$17.20	$15.53	$15.48	$16.88	$17.36	$16.76	$14.68	$32.64	$38.20
Income from investment operations:(3)
Net investment income	0.08	0.25	0.31	0.34	0.40	0.56	0.08	0.96	0.80	0.84	2.24	3.20
Net realized and unrealized gain (loss) on investments	1.04	1.84	(1.68)	0.76	4.12	1.13	0.20	(0.08)	1.44	2.88	(16.76)	(5.20)

Total income from investment operations	1.12	2.09	(1.37)	1.10	4.52	1.69	0.28	0.88	2.24	3.72	(14.52)	(2.00)
Less distributions:
Net investment income	(0.08)	(0.23)	(0.26)	(1.63)	(1.16)	(0.56)	(0.08)	(0.92)	(1.40)	(1.56)	(2.36)	(3.36)
Capital gains	--	--	--	--	--	--	--	--	--	--	--	--
Return of capital	(0.22)	(0.77)	(1.37)	--	(0.47)	(1.07)	(0.32)	(0.44)	(0.24)	(0.08)	(1.08)	(0.20)

Total distributions	(0.30)	(1.00)	(1.63)	(1.63)	(1.63)	(1.63)	(0.40)	(1.36)	(1.64)	(1.64)	(3.44)	(3.56)

Fund share transactions:
Effect of reinvestment of dividends	(0.03)	(0.02)	(0.02)	(0.01)	(0.01)	(0.01)	-- *	-- *	-- *	--	--	--

Decrease in net asset value from rights offering	--	--	(0.53)	--	(1.21)	--	(1.28)	--	--	--	--	--

Total Fund share transactions	(0.03)	(0.02)	(0.55)	(0.01)	(1.22)	(0.01)	(1.28)	--	--	--	--	--

Net asset value, end of period(4)	$14.97	$14.18	$13.11	$16.66	$17.20	$15.53	$15.48	$16.88	$17.36	$16.76	$14.68	$32.64

Market value, end of period	$12.35	$11.85	$11.01	$15.12	$15.11	$13.53	$13.72	$13.84	$16.92	$14.60	$10.40	$29.40

	For the Years Ended December 31,										For the Years Ended November 30,
Per Share Operating Performance (for a share outstanding throughout each period)	Six months ended June 30, 2017 (1)		2016	2015	2014	2013	2012	One Month Ended Dec. 31, 2011(2)		2011	2010	2009	2008	2007

Total Return(5)
Based on net asset value	8.19%		18.13%	(10.65)%	7.28%	23.35%	12.67%	(5.52)%		5.61%	14.55%	29.42%	(47.75)%	(6.05)%
Based on market value	6.81%		17.55%	(17.32)%	10.83%	24.38%	10.75%	2.13%		(11.15)%	28.17%	59.14%	(58.90)%	(17.19)%

Ratios/Supplemental Data: (6)
Net assets, end of period (000’s omitted)	$159,818		$151,005	$138,417	$144,280	$148,081	$93,951	$93,123		$71,329	$73,322	$70,853	$62,022	$137,953

Ratios to average net assets of:
Total expenses (7)(8)	1.71	**	1.62%	1.65%	1.55%	1.87%	2.57%	2.09	%**	2.02%	2.63%	3.01%	3.62%	3.75%
Net expenses (9)	1.71	**	1.62%	1.65%	1.55%	1.87%	2.57%	2.09	%**	2.00%	2.50%	2.89%	3.47%	3.62%
Net expenses excluding interest expense and fees on bank credit facility/Liquidity Agreement(10)	1.43	%**	1.46%	1.51%	1.47%	1.72%	2.30%	1.78	%**	1.73%	N/A	N/A	N/A	N/A
Total expenses excluding commercial paper, interest expense and fees (11)	N/A		N/A	N/A	N/A	N/A	N/A	N/A		N/A	2.20%	2.03%	1.91%	1.70%
Net expenses excluding commercial paper, interest expense and fees (11)	N/A		N/A	N/A	N/A	N/A	N/A	N/A		N/A	2.07%	1.91%	1.76%	1.56%
Commercial paper fees and interest expense (11)	N/A		N/A	N/A	N/A	N/A	N/A	N/A		N/A	0.43%	0.98%	1.71%	2.06%
Net investment income	1.08	%**	1.85%	2.02%	1.94%	2.38%	3.56%	6.28	%**	5.44%	4.73%	5.43%	8.62%	8.52%
Portfolio turnover rate	8%		69%	35%	52%	45%	13%	0%		24%	51%	73%	54%	74%

Leverage Analysis (000’s omitted):
Outstanding loan balance under the bank credit facility/Liquidity Agreement, end of period(10)	N/A		$27,780	$8,066	$17,284	$21,346	$21,348	$17,815		$18,209	$20,000	N/A	N/A	N/A
Aggregate amount of commercial paper outstanding, end of period (11)	N/A		N/A	N/A	N/A	N/A	N/A	N/A		N/A	N/A	$10,000	$10,000	$55,000
Average daily balance of amortized cost of commercial paper outstanding, end of period(11)	N/A		N/A	N/A	N/A	N/A	N/A	N/A		N/A	N/A	$9,960	$47,921	$54,790
Asset coverage per $1,000, end of period (12)	N/A		$6,436	$18,161	$9,347	$7,937	$5,401	$6,227		$4,917	$4,666	$7,425	$15,880	$3,903

(1)	Unaudited.

(2)	The Fund changed its fiscal year from November 30 to December 31, effective December 31, 2011.

(3)	The per share amounts were calculated using the average number of Shares outstanding during the period.

(4)

The Fund implemented a 1-for-4 reverse stock split with an ex-dividend date of December 10, 2012. Prior period net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. The net asset value and market price report at the original dates prior to the reverse stock split were as follows:

		For the Years Ended November 30,
	One Month Ended Dec 31, 2011(2)	2011	2010	2009	2008	2007	2006	2005
Net asset value	$ 3.87	$4.22	$4.34	$4.19	$3.67	$8.16	$9.55	$8.65

Market value	$ 3.43	$3.46	$4.23	$3.65	$2.60	$7.35	$9.78	$10.70

(5)

Total return on a market value basis is calculated assuming a purchase of Shares on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Generally, total return on a net asset value basis will be higher than total return on a market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on a net asset value basis will be lower than total return on a market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total return calculated for a period of less than one year is not annualized. The calculation does not reflect brokerage commissions, if any.

(6)	Expenses and income ratios do not include expenses incurred by the acquired funds in which the Fund invests.

(7)	“Total expenses” are the expenses of the Fund as presented in the Statement of Operations before fee waivers and expense reductions.

(8)

The ratio of total expenses excluding interest expense and fees incurred from the use of leverage to average net assets was 1.43%** for the six months ended June 30, 2017 and 1.46%, 1.51%, 1.47%, 1.72% and 2.30% for the years ended December 31, 2016, 2015, 2014, 2013 and 2012, respectively.

(9)	“Net expenses” are the expenses of the Fund presented in the Statement of Operations after fee waivers and expense reductions.

(10)	Effective July 28, 2016, the Fund replaced its prior bank credit facility with the Liquidity Agreement.

(11)	Effective April 26, 2010, the Fund replaced its commercial paper program with a bank credit facility.

(12)

Represents the value of total assets less liabilities not represented by senior securities representing indebtedness divided by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness. For purposes of this calculation, the bank credit facility/Liquidity Agreement is considered a senior security representing indebtedness.

*	Less than $0.01 per share.

**	Annualized.

N/A	means not applicable.

USE OF PROCEEDS

The net proceeds to the Fund from this Rights offering, assuming all Rights issued hereunder are exercised, are estimated to be $46,843,200 or, if pursuant to the Over-Allotment Option, the Fund, at the discretion of the Board, elects to increase the number of Shares subject to subscription in an amount equal to 25% and all Over-Allotment Shares are sold, $58,609,000, in each case after deducting offering expenses.

The Investment Manager expects that it will initially invest the proceeds of the offering by reducing borrowings, if any and as appropriate, and the balance in income generating equity securities, high quality short-term debt securities, money market fund shares, or other securities, as applicable. The Investment Manager anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objectives and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months. Depending on market conditions and operations, a portion of the cash held by the Fund, including any proceeds raised from the offering, may be used to pay distributions in accordance with the Fund’s distribution policy. The Fund does not currently anticipate an increase in leverage immediately following the completion of the offering; however, the Fund reserves the right to adjust leverage from time to time.

MARKET PRICE INFORMATION

The Fund’s outstanding Shares are, and when issued, the Shares offered by the Rights offering will be, listed and traded on the NYSE under the symbol “DNI.” The following table sets forth for the calendar quarters indicated: (i) the high and low closing sales prices per Share as reported by the NYSE; (ii) the NAV per Share on the day of the high or low closing sales price; and (iii) the percentage by which the Shares traded at a premium over, or discount from, the Fund’s high and low NAVs per Share. The table also sets forth the number of Shares traded on the NYSE during the respective quarters.

Quarter Ended	High Sales Price	High Net Asset Value	Premium (Discount) to High NAV	Low Sales Price	Low Net Asset Value	Premium (Discount) to Low NAV	Trading Volume

3/31/16	$11.16	$13.54	17.58%	$9.48	$11.93	20.54%	3,070,604
6/30/16	$11.41	$13.59	16.04%	$10.51	$12.38	15.11%	2,559,093
9/30/16	$11.81	$13.95	15.34%	$10.85	$12.99	16.51%	2,077,926
12/31/16	$12.09	$14.81	18.37%	$10.60	$13.07	18.90%	2,970,266
3/31/17	$12.56	$15.07	16.66%	$11.88	$14.51	18.13%	2,943,635
6/30/17	$12.38	$14.96	17.25%	$11.86	$14.44	17.87%	3,188,065
9/30/17	$12.86	$15.44	16.71%	$12.09	$14.76	18.09%	2,216,112

The Shares have traded in the market at a premium to, at, and at a discount from NAV since the commencement of the Fund’s operations in June 1998. There is no guarantee that the Fund’s current distribution policy to provide shareholders with a relatively stable cash flow per share will have the effect of reducing or eliminating the discount. The distribution policy may be changed or discontinued without notice.

Although the Shares may trade in the market for a substantial period of time at a substantial discount from the Fund’s then current NAV per share, the Board has no fiduciary duty to take action, or to consider taking action, to narrow any such discount, and no assurance can be given that the Board will consider or take action to authorize any activities related to the discount, or if such activities are undertaken, the Shares will thereafter trade at less of a discount. Under certain circumstances, a shareholder vote may be required to authorize such activities.

On December 12, 2017, the last reported sales price of the Shares on the NYSE was $13.80 and the NAV per Share was $16.74, representing a discount from NAV per Share of 17.56%.

CAPITALIZATION

The following table sets forth the unaudited capitalization of the Fund as of December 12, 2017 and its adjusted capitalization assuming the sale of 4,450,000 Shares (which assumes the Rights offering is fully subscribed and the Fund, at the discretion of the Board, increases the number of Shares subject to subscription by 25% pursuant to the exercise of the Over-Allotment Option) at an estimated Subscription Price of $13.22 per Share pursuant to the Rights offering, less the estimated offering expenses of approximately $220,000, and the application of the estimated net proceeds from the offering. All of the Rights may not be exercised, and the Fund may not exercise the Over-Allotment Option.

	As of December 12, 2017
	Actual	As Adjusted
Short-Term Debt: Borrowings	$35,000,000	$35,000,000
Shareholders’ Equity: Shares, $0.01 par value per Share	$106,883	$151,383
Additional paid-in capital	$144,246,080	$202,810,580

Accumulated net realized gain on investments	$1,223,404	$1,223,404
Net unrealized appreciation on investments	$33,357,412	$33,357,412
Net assets	$178,933,779	$237,542,779
Net asset value per Share	$16.74	$15.69

SPECIAL CHARACTERISTICS AND RISKS OF THE RIGHTS OFFERING

Risk is inherent in all investing. Therefore, before investing in the Shares you should consider the risks associated with such an investment carefully. See “Special Considerations and Risk Factors” in the Prospectus. The following summarizes some of the matters that you should consider before investing in the Fund through the Rights offering.

Dilution

If you do not exercise all of your Rights, you will own a smaller proportional interest in the Fund when the Rights offering is over, resulting in immediate ownership and voting dilution. In addition, you will experience an immediate dilution of the NAV per Share as a result of the expenses incurred by the Fund (and indirectly by all shareholders) in connection with the Rights offering. You will experience additional dilution in the NAV per Share if you do not participate in the Rights offering and will experience a reduction in the NAV per Share whether or not you exercise your Rights if the Subscription Price is below the Fund’s NAV per Share on the Expiration Date, because:

•	the offered Shares are being sold at less than their current NAV; and

•	the number of Shares outstanding after the Rights offering will have increased proportionately more than the increase in the amount of the Fund’s net assets.

The Fund cannot state precisely the amount of any dilution because it is not known at this time what the Subscription Price or NAV per Share will be on the Expiration Date, how many Shares will be subscribed for, the exact expenses of the Rights offering, or whether the Fund will exercise its Over-Allotment Option. Furthermore, if the Fund exercises its Over-Allotment Option, your percentage ownership may be further diluted if you do not purchase Over-Allotment Shares.

For example, assuming all the Shares are sold at the estimated Subscription Price of $13.22 per Share (assuming the Fund does not exercise its Over-Allotment Option) and after deducting all expenses related to the Rights offering (estimated to be $220,000), the Fund’s NAV of $16.74 per Share as of December 12, 2017 would be reduced by approximately $0.89 or 5.32%. Record Date Shareholders will experience a decrease in the NAV of Shares held by them, irrespective of whether they exercise all or any portion of their Rights. Set forth below are additional examples of the impact of the Rights offering on NAV per Share.

Example 1: Dilution to NAV Resulting from the Rights Offering (assuming (i) the Subscription Price is 79% of the Fund’s NAV, and (ii) the Fund does not exercise its Over-Allotment Option)

(a)	NAV per Share (as of December 12, 2017)	$16.74
(b)	Average Market Price (as of December 12, 2017)	$13.69
(c)	Estimated reduction in current NAV per Share resulting from the Rights offering(1)(2)	$0.89
(d)	Estimated % reduction in current NAV per Share resulting from the Rights offering(1)(3)	5.32%

Example 2: Dilution to NAV Resulting from the Rights Offering (assuming (i) the Subscription Price is 95% of the Average Market Price, and (ii) the Fund does not exercise its Over-Allotment Option)

(a)	NAV per Share (as of December 12, 2017)	$16.74
(b)	Average Market Price (hypothetical value)(4)	$15.00
(c)	Estimated reduction in current NAV per Share resulting from the Rights offering(1)(2)	$0.64
(d)	Estimated % reduction in current NAV per Share resulting from the Rights offering(1)(3)	3.82%

Example 3: Dilution to NAV Resulting from the Rights Offering

(assuming (i) the Subscription Price is 79% of the Fund’s NAV, and (ii) the Fund exercises its Over-Allotment

Option and the full number of Over-Allotment Shares are issued)

(a)	NAV per Share (as of December 12, 2017)	$16.74
(b)	Average Market Price (as of December 12, 2017)	$13.69
(c)	Estimated reduction in current NAV per Share resulting from the Rights offering(5)(2)	$1.05
(d)	Estimated % reduction in current NAV per Share resulting from the Rights offering(5)(3)	6.27%

Example 4: Dilution to NAV Resulting from the Rights Offering

(assuming (i) the Subscription Price is 95% of the Average Market Price and (ii) the Fund exercises its

Over-Allotment Option and the full number of Over-Allotment Shares are issued)

(a)	NAV per Share (as of December 12, 2017)	$16.74
(b)	Average Market Price (hypothetical value)(4)	$15.00
(c)	Estimated reduction in current NAV per Share resulting from the Rights offering(5)(2)	$0.75
(d)	Estimated % reduction in current NAV per Share resulting from the Rights offering(5)(3)	4.48%

(1)	Assumes full exercise of the Rights, the sale of all Primary Subscription Shares, and the deduction of estimated expenses equal to $220,000.

(2)

Item (c) was calculated by subtracting (A) the Fund’s estimated NAV per Share immediately following the completion of the Rights offering from (B) Item (a). The Fund’s estimated NAV per Share immediately following the completion of the Rights offering was estimated as of December 12, 2017 by dividing (X) the estimated NAV of the Fund immediately following the Rights offering by (Y) the estimated total number of Shares outstanding immediately following the completion of the Rights offering.

(3)	Item (d) was calculated by dividing Item (c) by Item (a).

(4)

The use of a hypothetical Average Market Price of $15.00 is for illustrative purposes only. It is not known at this time what the Average Market Price will be on the Expiration Date. As reflected in Examples 1 and 3, the actual Average Market Price as of December 12, 2017 was $13.69 per Share.

(5)	Assumes full exercise of the Rights, the sale of all Primary Subscription Shares and Over-Allotment Shares, and the deduction of estimated expenses equal to $220,000.

There can be no assurance that the dilution will be limited to the amounts shown in the table above. The final amounts of such dilution may be greater than those estimated due to many factors, including the Fund’s market price and NAV per Share at the time of completion of the Rights offering and the level of participation in the Rights offering.

Bexil Securities LLC, the Fund’s largest shareholder and an affiliate of the Investment Manager, could increase its percentage ownership in and control of the Fund through the exercise of its Rights and the purchase of additional Shares pursuant to the Over-Subscription Privilege.

Leverage

Leverage, or borrowing for investment (rather than hedging) purposes, creates a greater risk of loss, as well as a potential for more gain, for the Shares than if leverage were not used. The leverage of the Fund as of December 12, 2017 was 16% of its total assets (including the proceeds of such leverage). The Investment Manager expects that it will initially invest the proceeds of the offering by reducing leverage, if any and as appropriate. The Fund does not currently anticipate an increase in leverage immediately following the completion of the offering; however, the Fund reserves the right to adjust leverage from time to time.

Leverage creates an opportunity for increased return but, at the same time, involves special risk considerations. Leverage increases the likelihood of greater volatility of NAV and market price of the Shares. If the total return that the Fund earns on the additional securities purchased fails to cover the costs the Fund incurs on the monies borrowed for leverage, the NAV of the Fund (and the return of the Fund) would be lower than if borrowing had not been incurred. In addition, when the Fund borrows at a variable interest rate, there is a risk that fluctuations in the interest rate may adversely affect the return to the Fund’s shareholders. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for distribution to shareholders if the income that the Fund earns on the additional securities purchased is less than such payments and fees. The Fund may also enter into transactions other than those noted above that may give rise to other forms of leverage including, among others, derivative transactions, loans of portfolio securities, and when-issued, delayed delivery and forward commitment transactions. There is no assurance that a leverage strategy will be successful during any period in which it is employed.

Borrowing on a secured basis for leverage results in certain additional risks. Should securities that are pledged as collateral to secure the loan decline in value, the Fund may be required to pledge additional assets in the form of cash or securities to the lender to avoid liquidation of the pledged assets. In the event of a steep drop in the value of pledged securities, it might not be possible to liquidate assets quickly enough and this could result in mandatory liquidation of the pledged assets in a declining market at relatively low prices. Furthermore, the Investment Manager’s ability to sell the pledged securities is limited by the terms of the Liquidity Agreement with State Street Bank and Trust Company, which may reduce the Fund’s investment flexibility over the pledged securities. The rights of the lender to receive payments of interest on and repayments of principal will be senior to the rights of the Fund’s shareholders.

Because the fee paid to the Investment Manager is calculated on the basis of the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred stock, the dollar amount of the management fee paid by the Fund to the Investment Manager will be higher (and the Investment Manager will benefit to that extent) when leverage is utilized. The Investment Manager will utilize leverage only if it believes such action would likely result in a net benefit to the Fund’s shareholders after taking into account the higher fees and expenses associated with leverage (including higher management fees).

Increase in Share Price Volatility; Decrease in Share Price

The Rights offering may result in an increase in trading of the Shares, which may increase volatility in the market price of the Shares. The Rights offering may result in an increase in the number of shareholders wishing to sell their Shares, which would exert downward price pressure on the price of Shares.

Undersubscription

It is possible that the Rights offering will not be fully subscribed. Two of the Fund’s prior rights offerings, in 2011 and 2013, were oversubscribed and the Fund’s most recent rights offering, in 2015, was undersubscribed. Undersubscription of the Rights offering could have an impact on the net proceeds of the Rights offering and whether the Fund achieves any benefits. It is also possible that the Fund may not exercise the Over-Allotment Option (and, therefore, may not issue any Over-Allotment Shares).

U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE OFFERING

On December 20, 2017, Congress passed new tax legislation that may have wide ranging consequences, the effects of which are not entirely known as of the date hereof. Changes in income tax laws, potentially with retroactive effect, could impact the Fund’s investments or tax consequences to you of investing in the Fund. Some of these changes could affect the timing, amount, and tax treatment of Fund distributions made to shareholders. Investors are urged to consult their own tax advisers for more detailed information and for information regarding other federal income tax considerations and any state, local, or foreign taxes that may apply to them.

Please refer to the “Certain Federal Income Tax Consequences” section in the Fund’s Prospectus for a description of the consequences of investing in the Shares of the Fund. Special tax considerations relating to the Rights offering are summarized below.

A holder’s receipt of Rights generally should not constitute a taxable event to the holder for federal income tax purposes, and the remainder of this section assumes that result. A holder’s tax basis in Rights issued to it will be zero, unless either (1) the fair market value of the rights on the date they are issued is 15% or more of the value of the Shares with respect to which the Rights were issued (“Old Shares”), which the Fund does not expect, or (2) the holder elects to allocate to the Rights a portion of its basis in the Old Shares (“Election”). If either (1) or (2) applies, basis will be allocated in proportion to the relative fair market values of the Old Shares and the Rights on the date the Rights are issued. Basis will be allocated only when Rights are exercised. A holder who wishes to make the Election described in (2) must attach a statement to that effect to its income tax return for the taxable year in which the Rights are received. The Election will apply to all Rights the holder receives pursuant to the offering and, once made, will be irrevocable. If, as the Fund expects, the value of the Rights a holder receives is less than 15% of the value of its Old Shares, the holder should consult its own tax advisor regarding the advisability of making the Election. The Fund will not, however, make any determination regarding the fair market value of the Rights. The holding period of Rights will be the same as the holding period of the stock on which such Right was received.

A holder will not recognize taxable income on the exercise of Rights. A holder’s basis in any Shares acquired on the exercise of Rights (a “New Share”) will equal the sum of the basis, if any, in those Rights and the Subscription Price for the New Share. A holder’s holding period for a New Share will begin with and include the date of exercise of the related Rights.

Holders who receive Rights in the offering with respect to their Shares with a tax basis of zero, as determined above, and who allow such Rights to expire unexercised will not recognize any gain or loss, and no adjustment will be made to the basis of the holder’s Shares.

You should consult a tax advisor regarding the tax consequences of acquiring, holding, and exercising Rights, and of allowing Rights to expire, in your particular circumstances, as well as any tax consequences that may arise under the laws of any state, local, or foreign taxing jurisdiction.

LEGAL MATTERS

Certain legal matters will be passed upon by Godfrey & Kahn S.C., Madison, Wisconsin, counsel to the Fund in connection with the offering of the Fund’s securities.

DIVIDEND AND INCOME FUND

Up to 3,600,000 Shares of Beneficial Interest ($0.01 par value per Share)

Issuable Upon Exercise of Non-Transferable Rights to Subscribe for Shares

Prospectus Supplement

December 26, 2017

Filed Pursuant to Rule 497(c)

Registration Statement No. 333-203126

BASE PROSPECTUS

DIVIDEND AND INCOME FUND

$150 million

Shares of Beneficial Interest ($0.01 par value per Share)

Subscription Rights for Shares of Beneficial Interest ($0.01 par value per Share)

Dividend and Income Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed end management investment company. The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 50% of its total assets in income generating equity securities, including dividend paying common stocks, convertible securities, preferred stocks, securities of registered investment companies (including, but not limited to, closed end and open end management investment companies, and business development companies) (collectively, “investment companies”), exchange-traded funds organized as investment companies or otherwise, real estate investment trusts, depositary receipts, and other equity related securities (collectively, “Income Generating Equity Securities”). The Fund may invest in fixed income securities, including bonds issued by domestic and foreign corporate and government issuers. The Fund may also invest in equity securities of other issuers, including investment companies, exchange-traded funds and real estate investment trusts, deemed by Bexil Advisers LLC, the Fund’s investment manager (the “Investment Manager”), not to be Income Generating Equity Securities based on the issuer’s income generation, objectives, policies, holdings, or similar criteria. Securities in which the Fund may invest include high yield, high risk securities which are rated below investment grade (commonly referred to as “junk” bonds), including the lowest rating categories, or are unrated but are determined by the Investment Manager to be of comparable quality, and are considered speculative and subject to certain risks that may be greater than those of higher rated securities. The Fund has used leverage in the past and is currently using leverage; however, there can be no assurance that the Fund will continue to engage in any leveraging techniques. There is no assurance the Fund will achieve its investment objectives.

The Fund may offer, from time to time, in one or more offerings, including through rights offerings, shares of beneficial interest (“Shares”), each having a par value of $0.01 per share. Shares may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each a “Prospectus Supplement”). You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in Shares of the Fund.

Shares may be offered directly to one or more purchasers, including existing shareholders in a rights offering, through agents designated from time to time by the Fund, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents or underwriters involved in the sale of Fund Shares, and will set forth any applicable purchase price, fee, commission, or discount arrangement between the Fund and its agents or underwriters, or among underwriters, or the basis upon which such amount may be calculated. The Prospectus Supplement relating to any offering of subscription rights will set forth the number of Shares issuable upon the exercise of each right (or number of rights) and the other terms of such rights offering. The Fund may not sell any of its securities directly or through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering. Shares of the Fund are listed on the New York Stock Exchange (“NYSE”) under the symbol “DNI.” The last reported sale price of Shares, as reported by the NYSE on December 12, 2017, was $13.80 per Share. The net asset value (“NAV”) per Share as of the close of business on December 12, 2017 was $16.74.

Shares of closed end funds often trade at a discount from NAV. This creates a risk of loss for an investor purchasing shares in a public offering at or above NAV.

Investing in Shares of the Fund involves risks. Please see “Special Considerations and Risk Factors” beginning on page 33 of this Prospectus to learn more about the risks you should carefully consider before investing, including the risks of investing in below investment grade securities and the risks of leverage. Certain of these risks are summarized in “Prospectus Summary — Risks” beginning on page 4 of this Prospectus.

This Prospectus may not be used to consummate sales of Shares by the Fund directly or through agents, underwriters, or dealers unless accompanied by a Prospectus Supplement.

This Prospectus sets forth concisely information you should know before investing. Please read it carefully before investing and keep it for future reference. Additional information about the Fund, including a Statement of Additional Information dated December 14, 2017 (“SAI”), which SAI is hereby incorporated by reference in its entirety into this Prospectus, has been filed with the Securities and Exchange Commission (“SEC”). You can review the table of contents for the SAI on page 64 of this Prospectus. You may obtain additional information about the Fund, including its SAI and annual and semi-annual reports, without charge (i) upon request, by calling 1-855-411-6432; (ii) on the Fund’s website at http://www.DividendandIncomeFund.com; and (iii) on the SEC’s website at http://www.sec.gov. You may make any other shareholder inquiries by calling the Fund at 1-855-411-6432. The Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

December 14, 2017

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You should rely only on the information contained or incorporated by reference in this Prospectus and any related Prospectus Supplement. The Fund has not authorized anyone to provide you with different information. Offers to sell, and offers to buy, Shares may only be made and are valid only in jurisdictions where offers and sales are permitted. You should assume that the information in this Prospectus and any Prospectus Supplement is accurate only as of the date on the applicable cover page.

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PROSPECTUS SUMMARY

This following information is only a summary. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information contained in the Prospectus and any related Prospectus Supplement and in the SAI before purchasing Shares. In particular, you should consider the information set forth under “Special Considerations and Risk Factors” on page 33 of the Prospectus.

The Fund:

The Fund is a diversified, closed end management investment company with Shares listed on the NYSE under the symbol “DNI.” As of October 6, 2017, the Fund had 10,688,250 Shares outstanding. Registered under the 1940 Act, the Fund was incorporated under the laws of the State of Maryland on April 6, 1998 and commenced investment operations on June 29, 1998 under the name Chartwell Dividend and Income Fund, Inc., which was shortened effective February 1, 2011 to Dividend and Income Fund, Inc. On May 14, 2012, the Fund reorganized into a Delaware statutory trust and changed its name to Dividend and Income Fund. See “The Fund.”

The Offering:

The Fund’s registration statement, allowing it to offer, from time to time, in one or more offerings, including through rights offerings, up to $150 million of Shares, was declared effective by the SEC on June 30, 2015. On November 2, 2015, the Fund issued $21,162,983 of Shares pursuant to a rights offering, leaving the Fund with $128,837,017 of Shares still available to issue. The Shares may be offered at prices and on terms to be set forth in one or more Prospectus Supplements. The offering price per Share will not be less than the NAV per Share at the time of the offering, exclusive of any underwriting commission or discounts, provided that rights offerings may be offered at a price below the then current NAV, subject to certain conditions. You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in Shares of the Fund. Shares may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents, underwriters or dealers involved in the sale of Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between the Fund and its agents or underwriters, or among underwriters, or the basis upon which such amount may be calculated. The Prospectus Supplement relating to any offering of rights will set forth the number of Shares issuable upon the exercise of each right (or number of rights) and the other terms of such rights offering. The Fund may not sell any of its securities directly or through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering. See “Plan of Distribution.” The last reported sale price of Shares, as reported by the NYSE on December 12, 2017, was $13.80 per Share. The NAV per Share as of the close of business on December 12, 2017 was $16.74.

Use of Proceeds:

The Fund will use the net proceeds from the offering to invest in accordance with its investment objectives and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months. See “Use of Proceeds.”

Investment Objectives and Policies:

The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 50% of its total assets in income generating equity securities, including dividend paying common stocks, convertible securities, preferred stocks, securities of registered investment companies (including, but not limited to, closed end management investment companies (“closed end funds”), open end management investment companies (“open end funds”), and business development companies (“BDCs”) (collectively, “investment companies”), exchange-traded funds (“ETFs”) organized as investment companies or otherwise, real estate investment trusts (“REITs”), depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and other equity related securities (collectively, “Income Generating Equity Securities”). The Fund may invest in fixed income securities (“Debt Securities”), including bonds issued by domestic and foreign corporate and government issuers. The Debt Securities in which the Fund may invest may be structured as fixed rate debt, floating rate debt, and debt that may not pay interest at the time of issuance. The Fund may also invest in equity securities of other issuers, including investment companies, ETFs and REITs, deemed by the Investment Manager not to be Income Generating Equity Securities based on the issuer’s income generation, objectives, policies, holdings, or similar criteria. The Fund may invest in securities of domestic or foreign issuers of any size. There is no assurance the Fund will achieve its investment objectives.

The Debt Securities in which the Fund may invest include high yield, high risk securities which are rated below investment grade, including the lowest rating categories, or are unrated but are determined by the Investment Manager to be of comparable quality, and are considered speculative and subject to certain risks that may be greater than those of higher rated securities. Securities rated below investment grade are those rated below “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or below “BBB” by S&P Global Ratings (“S&P”). The Fund normally will not invest more than 50% of its total assets in below investment grade Debt Securities, commonly known as “junk” bonds. Certain Income Generating Equity Securities in which the Fund may invest, including convertible securities and preferred stocks, may also be rated below investment grade and generally will have characteristics similar to those of lower rated Debt Securities. The Fund will not, however, normally invest in convertible securities rated below “C” by Moody’s or “CC” by S&P. Such investments are in addition to investments in below investment grade Debt Securities. For a description of the risks associated with an investment in securities rated below investment grade, see “Special Considerations and Risk Factors” below.

The Fund is permitted to invest in shares of registered investment companies, including money market fund shares, to the extent permitted by the 1940 Act. Investment company shares held by the Fund may be deemed by the Investment Manager to be Income Generating Equity Securities, Debt Securities (such as money market fund shares), or otherwise, depending on the income generation, objectives, policies, holdings, or similar criteria of the investment company. In accordance with the 1940 Act, the Fund normally will be limited in the amount the Fund and its affiliates can invest in any one investment company to 3% of the investment company’s total outstanding stock. As a result, the Fund may hold a smaller position in such investment company than if it were not subject to this restriction. To comply with provisions of the 1940 Act, on any matter upon which the Fund is solicited to vote as a shareholder in an investment company in which it invests, the Investment Manager normally seeks to vote such shares in the same general proportion as shares held by other shareholders of that investment company. The Fund does not invest in any investment companies managed by the Investment Manager or its affiliates. Investment companies typically incur advisory fees and other expenses. The Fund, as a shareholder, will indirectly bear its pro rata portion of such fees and expenses in addition to the Fund’s direct fees and expenses.

In seeking to enhance returns, the Fund may employ leverage to the extent permitted under the 1940 Act. See “Use of Leverage” below and “Investment Objectives, Policies, and Strategies — Leverage.” The Fund may also buy and sell put and call options. The Fund may trade securities actively in pursuit of its investment objectives. The Fund also may lend its portfolio securities to brokers, dealers, and other financial institutions.

The Fund may, from time to time, make temporary investments for defensive purposes that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions, pending investment of the proceeds of sales of portfolio securities, pending investment of the proceeds from Share offerings, or at other times when suitable investments are not otherwise available. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objectives.

See “Investment Objectives, Policies, and Strategies” in this Prospectus and “Additional Information About the Fund’s Investment Program” in the Fund’s SAI.
Investment Strategy:

When selecting Income Generating Equity Securities for the Fund, the Investment Manager will normally emphasize primarily those offering high current income and secondarily potential for capital appreciation. In evaluating investments, the Investment Manager will typically apply fundamental investment analysis, which may consider yield, financial strength, profitability, growth potential, and risks, in view of market valuation and relative strength, as well as other considerations, such as market, sector, or industry diversification, to select the Fund’s specific portfolio securities. Except for securities related to the U.S. government, at the time a transaction is effected, the Fund will not concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry.

When selecting Debt Securities for the Fund, the Investment Manager will usually seek investments that offer a high level of current income consistent with reasonable risk in light of the nature of the investments. Debt Securities under consideration for the Fund’s portfolio normally will be analyzed by the Investment Manager based on fundamental factors, including yield, financial and operating strength, and risk, and other considerations, including marketability, relative value characteristics, and general credit trends. The Fund will generally invest in such securities presenting, in the Investment Manager’s opinion, the potential for investment returns consistent with the Fund’s investment objectives.

The Investment Manager generally considers a variety of factors when determining whether to sell a security in the Fund’s portfolio and may sell a security at any time in its discretion. An investment is typically sold when its potential to meet the Fund’s investment objectives is deemed by the Investment Manager to be limited or exceeded by another potential investment or when it no longer appears to meet the Fund’s investment objectives.

See “Investment Objectives, Policies, and Strategies – Investment Strategy.”
Use of Leverage:

The Fund has used investment leverage in the past and is currently using leverage; however, there can be no assurance that the Fund will continue to engage in any leveraging techniques. The Fund currently has a liquidity agreement (the “Liquidity Agreement”) with State Street Bank and Trust Company, the Fund’s custodian and securities lending agent, and as of December 12, 2017, had drawn $35 million under the Liquidity Agreement.

The percentage amount of the Fund’s leverage outstanding as of December 12, 2017 was approximately 16% of its total assets (including the proceeds of such leverage). The Fund reserves the right to adjust leverage from time to time. Although the Fund’s fundamental investment restrictions permit it to borrow money and issue senior securities to the extent permitted under the 1940 Act, the Fund’s Liquidity Agreement allows the Fund to draw up to $35 million currently. Generally, the Fund pledges its assets as collateral to secure its obligations under the Liquidity Agreement. The Fund may also enter into transactions other than those noted above that may give rise to other forms of leverage including, among others, derivative transactions, loans of portfolio securities, and when-issued, delayed delivery and forward commitment transactions. These other forms of leverage are not included in the Fund’s fundamental restriction discussed above. The Fund may also determine to issue preferred shares to add leverage to its portfolio. See “Investment Objectives, Policies, and Strategies – Leverage,” “Special Considerations and Risk Factors – Risks of Investing in the Fund – Leverage and Borrowing Risk,” and “Description of the Securities – Preferred Shares.”

Risks (see generally “Special Considerations and Risk Factors” for more information on these and other risks):

Market Risk.    An investment in the Fund is subject to market risk, including the possible loss of the entire principal amount that you invest. Your investment in Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, and these fluctuations are likely to have a greater impact on the value of the Shares during periods in which the Fund utilizes leverage.

Recent Events.    Recent developments in the U.S. and foreign financial markets and other market history suggest that economic, market, and specific investment analysis and forecasting is difficult, often wrong, and that the assumptions of certain conditions cannot be relied on with any certainty. Assumptions regarding the regulation of these markets and the participants therein may change. The U.S. government and certain foreign governments have and may again take unprecedented actions designed to support certain financial institutions or segments of the financial markets. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities in which the Fund invests, in unforeseeable ways that could have a material adverse effect on the Fund’s business and operations. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives. Furthermore, volatile or adverse financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

Equity Securities Risk.    Investing in the Fund involves equity securities risk, which is the risk that the equity securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. The general risks associated with equity securities may be greater for equity securities issued by companies with smaller market capitalizations as these companies may have limited product lines, markets, or financial resources or may depend on a few key employees.

Common Stock Risk.    Although common stocks can generate higher average returns than debt and other equity securities, common stocks can also experience more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stocks held by the Fund or to which the Fund has exposure. In the event of a company’s liquidation, the holders of its common stock have rights to its assets only after bondholders, other debt holders, and preferred shareholders have been satisfied.

Credit Risk.    Because the Fund may invest in bonds and other debt securities with credit risk, investing in the Fund involves credit risk, which is the risk that an issuer of bonds and other debt securities will be unable to pay interest or principal when due. The prices of bonds and other debt securities are affected by the credit risk and quality of the issuer. Below investment grade debt securities normally are lower quality and have greater credit risk because the companies that issue them typically are not as financially strong as companies that issue higher quality, investment grade debt securities. Changes in the financial condition of an issuer, general economic conditions, and specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Such changes may weaken an issuer’s ability to make payments of principal or interest, or cause an issuer to fail to make timely payments of interest or principal. The downgrade of a security may further decrease its value, although a grade rating by a rating agency only represents the service’s opinion as to the general credit quality of the security being rated and is not an absolute standard of quality or guarantee as to the creditworthiness of an issuer. Lower quality debt securities generally tend to be more sensitive to these changes than higher quality debt securities, but the lowest rating category of investment grade securities may have speculative characteristics as well. See “Additional Risks of Certain Securities — Below Investment Grade Securities Risks” below. Credit risk also applies to securities issued by the U.S. government’s agencies and instrumentalities that are not backed by the U.S. government’s full faith and credit. Although securities backed by the full faith and credit of the U.S. government are generally considered to present minimal credit risk, credit risk may also apply to these securities.

Interest Rate Risk.    Generally, when market interest rates rise, the prices of debt obligations fall, and vice versa. Interest rate risk is the risk that debt obligations and other instruments in the Fund’s portfolio will decline in value because of increases in market interest rates. This risk may be particularly acute because market interest rates are currently near historically low levels. The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. The Fund’s use of leverage will tend to increase interest rate risk.

Prepayment and Extension Risk.    If interest rates fall, the principal on the debt securities held by the Fund may be paid earlier than expected. If this happens, the proceeds from a prepaid security may be reinvested by the Fund in securities bearing lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders. Alternatively, the Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by that Fund later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e., interest rate sensitivity) and potentially reduce the value of these securities.

Corporate Bonds Risk.    Investments in corporate bonds are subject to a number of the risks described in this Prospectus, including credit risk, interest rate risk, prepayment and extension risk, inflation/deflation risk, below investment grade securities risk, foreign securities risk, illiquid and restricted securities risk, management risk, valuation risk, and similar risks.

Leverage and Borrowing Risk.    Borrowing for investment purposes creates an opportunity for increased return but, at the same time, involves special risk considerations. Borrowing increases the likelihood of greater volatility of the NAV and market price of the Shares. If the total return that the Fund earns on the additional securities purchased fails to cover the costs it incurs on the monies borrowed, the NAV of the Fund (and the return of the Fund) would be lower than if borrowing had not been incurred. In addition, when the Fund borrows at a variable interest rate, there is a risk that fluctuations in the interest rate may adversely affect the return to the Fund’s shareholders. Interest payments and fees incurred in connection with such borrowings may reduce the amount of net income available for distribution to shareholders if the income that the Fund earns on the additional securities purchased is less than such payments and fees. There is no assurance that a borrowing strategy will be successful during any period in which it is employed. Borrowing on a secured basis results in certain additional risks. Should securities that are pledged as collateral to secure the loan decline in value, the Fund may be required to pledge additional assets in the form of cash or securities to the lender to avoid liquidation of the pledged assets. In the event of a steep drop in the value of pledged securities, it might not be possible to liquidate assets quickly enough and this could result in mandatory liquidation of the pledged assets in a declining market at relatively low prices. Furthermore, the Investment Manager’s ability to sell the pledged securities is limited by the terms of the Liquidity Agreement, which may reduce the Fund’s investment flexibility over the pledged securities. The rights of the lender to receive payments of interest on and repayments of principal will be senior to the rights of the Fund’s shareholders.

Inflation/Deflation Risk.    Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the present value of fixed payments at future dates. Deflation risk is the risk that prices throughout the economy may decline over time — the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Below Investment Grade Securities Risk.    Below investment grade securities are commonly referred to as “junk bonds.” Below investment grade securities are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. The risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of below investment grade securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic downturn, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for below investment grade securities. The risk of loss due to default by the issuer is significantly greater for the holders of below investment grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. Below investment grade securities have been in the past, and may again in the future be, more volatile and less liquid than higher rated fixed income securities, so that adverse economic events may have a greater impact on the prices of below investment grade securities than on higher rated fixed income securities.

Options Risks. There are several risks associated with transactions in options on securities, as follows:

•    There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.

•    As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.

•    The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it may not be able to effect a closing purchase transaction in order to terminate its obligation under the option and must then deliver the underlying security at the exercise price.

•    There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

•    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

•    The value of call options will be affected by changes in the value and dividend rates of the underlying securities, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying securities and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of events affecting the underlying security. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.

•    If a call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or less than the exercise price, the Fund will lose its entire investment in the option.

•    If a put option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price, the Fund will lose its entire investment in the option.

Real Estate Investment Trusts Risks.    REITs pool investors’ capital to purchase or finance real estate. The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by numerous factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience, and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance, and insurance, the cost of complying with the Americans with Disabilities Act, increasing competition and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers. In addition, distributions received by the Fund from REITs may be attributable to net investment income, net realized capital gains, and/or returns of capital. Dividends paid by REITs generally do not qualify for the reduced federal income tax rates applicable to “qualified dividend income” under the Internal Revenue Code of 1986, as amended (the “Code”). See “Tax Considerations” in the SAI. REITs are subject to interest rate risk and prepayment risk. Changes in prevailing interest rates affect not only the value of REIT shares but may impact the market value of the REIT’s holdings of real estate and real estate related securities. Investing in REITs also involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon the skills of their managers and are not diversified by industry. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs may have limited financial resources and may trade less frequently and in a more limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

Securities of Other Investment Companies Risks.    An investment in shares of other investment companies involves substantially the same risks as investing directly in the underlying instruments that such investment companies hold and the risk that the price of the shares of the investment company can fluctuate up or down. There can be no assurance that the investment objective of any investment company in which the Fund invests will be achieved. Consequently, the Fund could lose money investing in another investment company if the prices of the securities owned by the investment company decline in value. Investment companies typically incur advisory fees and other expenses. The Fund, as a shareholder, will indirectly bear its pro rata portion of such fees and expenses in addition to the Fund’s direct fees and expenses, so shareholders of the Fund will be subject to duplication of fees on investments by the Fund in other investment companies.

In addition, closed end funds, ETFs, and BDCs in which the Fund may invest are subject to the following risks that do not apply to open end funds: (i) market price of shares may trade above or below their NAV; (ii) an active trading market for shares may not develop or be maintained; and (iii) trading of shares may be halted. In the case of leveraged closed end funds, their share price and NAV may fluctuate to a greater extent and be more volatile than un-leveraged closed end funds.

Business Development Companies Risk.    Because BDCs typically invest in small and medium-sized companies, a BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are also subject to management risk, including management’s ability to meet the BDC’s investment objective, and to manage the BDC’s portfolio during periods of market turmoil and as investor’s perceptions regarding a BDC or its underlying investments change.

Securities of Small and Mid-Capitalization Companies Risks.    The Fund may invest in small or mid-sized companies (generally a market capitalization of $5 billion or less). Accordingly, the Fund may be subject to the additional risks associated with investment in these companies. The market prices of the securities of such companies tend to be more volatile than those of larger companies. Further, these securities tend to trade at a lower volume than those of larger companies. If the Fund is heavily invested in these securities and the value of these securities declines, the Fund may be susceptible to significant losses.

Preferred Stock Risks.    In addition to equity securities risk and possibly below investment grade securities risk, investment in preferred stocks involves certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions. Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks and debt securities of corporate and government issuers.

Foreign Securities Risks.    The Fund may invest in securities of issuers domiciled outside the United States. Investing in the securities of foreign issuers may involve additional risks and considerations that are not typically associated with investing in the securities of U.S. issuers. Since the securities of foreign issuers are normally denominated in foreign currencies, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. As foreign issuers are not generally subject to accounting, auditing, tax, and financial reporting standards and practices comparable to those applicable to U.S. issuers, comparable information may not be readily available about certain foreign issuers. Some securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political, or social instability, or diplomatic developments that could affect U.S. investments in the securities of issuers domiciled in those countries.

U.S. Government Securities Risks.    Historically, U.S. government securities have not been perceived to involve the general credit risks associated with investments in other types of debt securities and, as a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV.

Illiquid and Restricted Securities Risks.    Liquidity relates to the time in which the Fund reasonably expects an investment would be convertible to cash in current market conditions without significantly changing the market value of the investment. An illiquid investment is an investment that the Fund reasonably expects cannot be sold in current market conditions in seven calendar days without significantly changing the market value of the investment. The relative illiquidity of some of the Fund’s portfolio securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a fair price at times when it might be necessary or advantageous for the Fund to liquidate portfolio securities. The market for less liquid securities tends to be more volatile than the market for more liquid securities and market values of relatively illiquid securities may be more susceptible to change as a result of adverse publicity and investor perceptions than are the market values of more liquid securities. Restricted securities have contractual or legal restrictions on resale to the general public or certain institutions, which may make it more difficult to value them, limit the Fund’s ability to dispose of them, and lower the amount the Fund could realize upon their sale.

Counterparty Risk.    The Fund will be subject to credit and performance risk with respect to the counterparties to an options contract, repurchase agreement, loan of portfolio securities, or other future obligation. While the Fund does not employ specific creditworthiness standards when selecting counterparties, it seeks to engage in transactions with creditworthy and otherwise dependable counterparties. Certain entities that have served as counterparties have incurred significant losses and financial hardships, including bankruptcy, which may reduce their creditworthiness and willingness or ability to perform their counterparty obligations. There can be no assurance that the Fund’s counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. The Fund has no limit on the amount of assets it may subject to any one counterparty.

Master Limited Partnership Risk.    Limited partners in a master limited partnership (“MLP”) typically have limited control and limited rights to vote on matters affecting the partnership. There also are certain tax risks associated with the MLPs in which the Fund may invest, including the possibility that the Internal Revenue Service (“IRS”) could challenge the federal income tax treatment of the MLPs in which the Fund invests. The tax risks of investing in an MLP are generally those inherent in investing in a partnership as compared to a corporation. Since cash distributions received by the Fund from an MLP may not correspond to the amount of income allocated to the Fund by the MLP in any given taxable year, the Fund may have to dispose of its portfolio investments under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements for maintaining the Fund’s status as a RIC and avoiding any income and excise taxes at the Fund level. If an MLP in which the Fund invests fails to qualify as a “qualified publicly traded partnership,” as defined in the Code (and is not otherwise taxed as a corporation), income generated by such an MLP may not constitute good income and may thus jeopardize the Fund’s status as a RIC for federal income tax purposes. MLPs may also be subject to state taxes in some jurisdictions. These tax risks, and any adverse determination with respect thereto, could have a negative impact on the after-tax income available for distribution by the MLPs and the value of the Fund’s investments in an MLP.

Market Discount from Net Asset Value.    Shares of closed end funds frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV has in the past, and therefore could in the future, decrease as a result of its investment activities. Neither the Investment Manager nor the Fund can predict whether Shares will trade at, below or above NAV. The risk of holding Shares that might trade at a discount is more pronounced for investors expecting to sell their Shares in a relatively short period of time after acquiring them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. The Shares are designed primarily for long term investors and should not be considered a vehicle for trading purposes. The NAV of the Shares will fluctuate with price changes of the Fund’s portfolio securities, and these fluctuations are likely to be greater in the case of a fund which uses leverage, such as the Fund.

Distribution Policy Risk.    The Fund makes quarterly dividend payments or other distributions to its shareholders that reflect its distribution policy to provide shareholders with a relatively stable cash flow per share, although the dividend amount per share was adjusted lower in 2016 and 2017 from prior periods. The distribution policy and amount per share may be changed or discontinued without notice. Such distributions do not match the Fund’s investment income and capital gains and do not represent yield or investment return. The distributions are paid from net investment income and any net capital gains, with the balance representing return of capital.

A return of capital will generally not be taxable, but will reduce each shareholder’s cost basis in Fund shares (but not below zero) and will result in a higher reported capital gain or lower reported capital loss when those shares on which the distributions were received are ultimately sold. Any return of capital in excess of a shareholder’s basis, however, is taxable as a capital gain. A substantial portion of the Fund’s annual distributions have historically consisted of returns of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years. Capital losses incurred in taxable years beginning after December 22, 2010, are allowed to be carried forward indefinitely and retain the character of the original loss. As a transition rule, post-enactment net capital losses are required to be utilized before pre-enactment net capital losses. The Fund has a net capital loss carryover as of December 31, 2016 of $1,442,265 which expires in 2018. Pursuant to the 1940 Act and other applicable laws, a notice normally will accompany each distribution estimating the source(s) of the distribution when it is from a source other than the Fund’s accumulated undistributed net income or net income for the current or preceding fiscal year. The actual determination of the source of the Fund’s distributions can be made only after year end.

The distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders. If the Fund’s investments do not generate sufficient income, the Fund may be required to liquidate a portion of its portfolio to fund these distributions at a time when it would otherwise not do so. If the Fund distributes amounts in excess of its net investment income and realized net capital gains, such distributions will decrease the Fund’s capital and, therefore, have the potential effect of increasing the Fund’s expense ratio. In addition, the maintenance of the Fund’s distribution policy may cause the Fund’s assets to be less fully invested than would otherwise be the case, which could reduce the Fund’s total investment return. Furthermore, the Fund may need to raise additional capital in order to maintain the distribution policy.

Securities Lending Risk.    Securities lending involves possible delay in recovery or loss of the lent securities or possible loss of rights in the lent securities or collateral or both should the borrower fail to perform due to financial inability or otherwise. As a result, the value of the Shares may fall. The value of the Shares could also fall if a loan is called and the Fund is required to liquidate collateral at a loss or if the Investment Manager is unable to invest cash collateral at rates which exceed the costs involved.

Management Risk.    The Fund is subject to management risk because it is an actively managed investment portfolio. The Investment Manager will seek to achieve the investment objectives of the Fund, but there can be no guarantee that it will be successful. Moreover, the Fund may, from time to time, make temporary investments for defensive purposes that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions, pending investment of the proceeds of sales of portfolio securities, pending investment of the proceeds from Share offerings, or at other times when suitable investments are not otherwise available. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objectives.

Valuation Risk.    The Fund may invest in securities and other assets for which market quotations are not readily available or reliable. For example, unlike most publicly traded common stocks which trade on national exchanges, bonds generally do not trade on national exchanges but rather trade in the “over-the-counter” markets. These markets often may not provide readily available or reliable market quotations and consequently the valuation of bonds may carry more risk than that of publicly traded common stock. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Fund’s Board of Trustees (the “Board”). Certain securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency, and inconsistency of valuation models and processes may lead to inaccurate asset pricing. Due to the inherent uncertainty of valuation, such fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the NAV of its shares to differ from the NAV that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or next trades.

Cybersecurity Risk.    With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruption and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional related costs.

Anti-Takeover Provisions.    The Fund has certain provisions in its Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”) and Bylaws (together with the Declaration of Trust, the “Governing Documents”) that may be regarded as “anti-takeover” provisions. These provisions could have the effect of limiting (i) the ability of other entities or persons to acquire control of the Fund; (ii) the Fund’s freedom to engage in certain transactions; (iii) the ability of the Board or shareholders to amend the Governing Documents or effectuate changes in the Fund’s management; or (iv) the ability of the Fund’s shareholders to make derivative claims against the Fund. The overall effect of these provisions is to render more difficult the accomplishment of a merger with, or the assumption of control by, a shareholder, or the conversion of the Fund to open end status. These provisions may have the effect of depriving Fund shareholders of an opportunity to sell their Shares at a premium above the prevailing market price by discouraging a third party from seeking to obtain control of the Fund. See “Description of the Securities–Certain Anti-Takeover Provisions in the Governing Documents.”

Status as a Regulated Investment Company:

The Fund intends to continue to qualify for treatment as a “regulated investment company” (as defined in section 851(a) of the Code) (“RIC”) under the Code. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. See “Tax Considerations” in the SAI.

Investment Manager:

Bexil Advisers LLC acts as the Fund’s Investment Manager pursuant to an investment management agreement (the “Investment Management Agreement”) between the Investment Manager and the Fund. Under the terms of the Investment Management Agreement, the Fund pays the Investment Manager a fee at an annual rate of 0.95% of the Fund’s managed assets and reimburses the Investment Manager for certain costs. Because the Investment Manager receives a fee based on the Fund’s assets, the Investment Manager will benefit from any increase in assets that results from the offering of Shares. Thomas B. Winmill and William M. Winmill are co-portfolio managers of the Fund. Mr. Thomas B. Winmill currently serves as President, Chief Executive Officer, Chief Legal Officer, and a Trustee or Director of the Fund, Foxby Corp., and Midas Series Trust. He is President, Chief Executive Officer, and Chief Legal Officer of the Investment Manager

and Midas Management Corporation (registered investment advisers) (the “Advisers”), Bexil Securities LLC and Midas Securities Group, Inc. (registered broker-dealers), Bexil Corporation, Bexil American Mortgage Inc., and Winmill & Co. Incorporated. He is a Director of Global Self Storage, Inc. He is Chairman of the Investment Policy Committee of each of the Advisers, and he is also a portfolio manager of Midas Fund, Midas Magic, and Foxby Corp. Mr. William M. Winmill currently also serves as co-portfolio manager of Foxby Corp., Vice President of the Fund, Foxby Corp., and Midas Series Trust, and Vice President and Investment Analyst of the Advisers and Vice President or Assistant Vice President of Bexil Corporation, Global Self Storage, Inc., Tuxis Corporation, Winmill & Co. Incorporated, and certain of their subsidiaries. From February 1, 2011 through February 28, 2014, the daily portfolio management of the Fund was provided by the Investment Policy Committee of the Investment Manager, of which Thomas B. Winmill was a member. Effective March 1, 2014, Thomas B. Winmill assumed sole portfolio management responsibility for the Fund. William M. Winmill became a co-portfolio manager of the Fund effective September 1, 2017.

Pursuant to the Investment Management Agreement, the Fund reimburses the Investment Manager for providing at cost certain administrative services including compliance and accounting services. See “Management of the Fund – The Investment Manager.”

Share Repurchases and Tender Offers:

The Board has determined that it normally is in the best interests of the Fund and its shareholders to increase the assets of the Fund, and that (i) increased assets permit the Fund to be in a better position to more fully take advantage of investment opportunities that may arise and seek to enhance the Fund’s future returns; (ii) a larger number of outstanding Shares could increase the level of market interest in and visibility of the Fund and improve the trading liquidity of the Fund’s Shares; and (iii) the increase in assets may result in a lower expense ratio for the Fund by spreading the Fund’s fixed costs over a larger asset base. Accordingly, no assurance can be given that the Board would authorize actions that would decrease the assets of the Fund, such as share repurchases and tender offers. Under certain circumstances, a shareholder vote may be required to authorize such actions. See “Description of the Securities – Share Repurchases and Tender Offers.”

Distribution Policy:

The Fund makes quarterly dividend payments or other distributions to its shareholders that reflect its distribution policy to provide shareholders with a relatively stable cash flow per share. The dividend amount per share was adjusted lower in 2016 and 2017 to more closely reflect the net income generated by the Fund’s investments, the current market price and net asset value of the Fund’s shares, the total distribution amount relative to the Fund’s net assets, and related matters. The distribution policy and amount per share may be changed or discontinued without notice. The distributions are paid from net investment income and any net capital gains, with the balance representing return of capital. If, for any distribution, the sum of previously undistributed net investment income and net realized capital gains is less than the amount of the distribution, the difference, i.e., the return of capital, will be charged against the Fund’s capital. The Fund’s distributions do not match its net investment income and net realized capital gains and do not represent yield or investment return. The Fund’s final distribution for each calendar year may include remaining net investment income and net capital gains otherwise undistributed during the year. See “Tax Considerations” in the SAI.

If, for any taxable year of the Fund (which ends on December 31), the total distributions exceed the sum of the Fund’s net investment income and net realized short and long term capital gains, the excess will generally be treated first as ordinary dividend income (up to the amount, if any, of the Fund’s current and accumulated earnings and profits, which takes into account taxable distributions) and then as a return of capital (tax-free for a shareholder up to the amount of its tax basis in its Shares). The amount treated as a tax-free return of capital will reduce a shareholder’s adjusted basis in its Shares, thereby increasing the shareholder’s potential gain or reducing its potential loss on the subsequent sale of those Shares. Any return of capital in excess of a shareholder’s basis is taxable as a capital gain. A substantial portion of the Fund’s annual distributions have historically consisted of returns of capital. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders. Under the 1940 Act, the Fund may not declare any dividend or other distribution upon any capital Shares, or purchase any such capital Shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or other distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, other distribution, or purchase price, as the case may be. In addition, certain lenders may impose additional restrictions on the payment of dividends or other distributions on the Shares in the event of a default on the Fund’s borrowings. Any limitation on the Fund’s ability to make distributions to the holders of its Shares could, under certain circumstances, impair its ability to maintain its qualification for taxation as a RIC. See “Distribution Policy” in this Prospectus and “Tax Considerations” in the SAI.

Dividend Reinvestment Plan:

The Fund has a Dividend Reinvestment Plan. Under the plan, all dividends and other distributions are automatically reinvested in additional Shares unless a shareholder elects to receive them in cash. See “Dividend Reinvestment Plan.”

Custodian and Transfer Agent:

State Street Bank and Trust Company acts as custodian of the Fund’s investments and may appoint one or more sub-custodians. The custodian is responsible for the safekeeping of Fund assets and, with its affiliates, may act as a securities lending and borrowing agent and a securities broker for portfolio transactions by the Fund. American Stock Transfer & Trust Company, LLC acts as the Fund’s transfer and dividend disbursing agent.

FEES AND EXPENSES

The following table contains information about the costs and expenses that shareholders will bear directly or indirectly. The table is based on estimated fees and expenses for the current fiscal year ending December 31, 2017 (except as noted below) and estimated average net assets of the Fund during the Fund’s current fiscal year ending December 31, 2017, after giving effect to the offer and sale of $128,837,017 of Shares still available to issue under the Fund’s registration statement of which this Prospectus is a part. The purpose of the table and the example below is to help you understand the fees and expenses that you, as a holder of Shares, would bear directly or indirectly.

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)(1)	N/A
Offering Expenses (as a percentage of offering price)(2)	0.72%
Dividend Reinvestment Plan Fees(3)	None
Annual Expenses (as a percentage of net assets attributable to Shares)
Management Fees(4)	1.01%
Interest Payments on Borrowed Funds(5)	0.17%
Acquired Fund Fees and Expenses(6)	0.02%
Other Expenses(7)	0.33%
Total Annual Fund Operating Expenses	1.53%

(1)	Not available at this time. Should a sales load apply with respect to a particular offering of Shares, the applicable Prospectus Supplement will disclose the amount of any such sales load.

(2)

Estimated maximum amount based on offering $150 million in Shares and an estimate of total offering expenses based on the offering expenses actually incurred in connection with the Fund’s first shelf registration statement take-down in 2015, plus the estimate of total offering expenses associated with the Fund’s second proposed take-down expected to close in early 2018. The estimated amounts in connection with any future offering will be set forth in the applicable Prospectus Supplement.

(3)	See “Dividend Reinvestment Plan.”

(4)

The Fund pays a management fee to the Investment Manager at an annual rate of 0.95% of the Fund’s “managed assets.” “Managed assets” means the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred stock (“financial leverage”). In accordance with the requirements of the SEC, the table above shows the Fund’s management fee as a percentage of average net assets. In calculating the management fee rate based on net assets, the Fund derived the amount of management fees based upon outstanding financial leverage of 6% of the Fund’s estimated managed assets (which estimate is based on the average level of financial leverage employed during the Fund’s current fiscal year). If financial leverage of more than 6% is used, the management fee shown would be higher.

(5)

Assumes borrowings under the Liquidity Agreement representing 6% of estimated managed assets at an annual interest rate of 2.67%, which is the interest rate applicable as of December 12, 2017 under the Fund’s Liquidity Agreement.

(6)

“Acquired Fund Fees and Expenses” are based upon actual amounts of such fees and expenses for the 2016 fiscal year. Based on estimated fees and expenses for the 2017 fiscal year, Acquired Fund Fees and Expenses would be less than 0.01%.

(7)	“Other Expenses” are based upon estimated amounts for the current fiscal year.

Example

The following example illustrates the expenses that you would pay on a $1,000 investment in Shares, assuming (1) a 5% annual return, (2) total annual operating expenses of 1.53%, (3) offering expenses of 0.72%, and (4) reinvestment of all dividends and other distributions at NAV. The actual expenses in connection with any offering will be set forth in the Prospectus Supplement if applicable.

1 Year	3 Years	5 Years	10 Years
$23	$55	$90	$188

The purpose of the table and example above is to help you understand the various costs and expenses that an investor in the Fund may bear directly or indirectly. The example should not be considered a representation of future expenses. The Fund’s actual expenses may be more or less than those shown and the Fund’s actual rate of return will vary and may be higher or lower than the hypothetical 5% annual return used to calculate the example.

FINANCIAL HIGHLIGHTS

The table below sets forth certain specified information for a Share outstanding throughout each period presented. This information is derived from the financial and accounting records of the Fund. The financial highlights for the fiscal years ended December 31, 2012 through December 31, 2016, the one month ended December 31, 2011, and the year ended November 30, 2011 have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm. The prior financial highlights for the fiscal years ended November 30, 2007 through November 30, 2010 were audited by other independent registered public accounting firms, whose reports with respect to those periods were unqualified. Information for the six-month period ended June 30, 2017 has not been audited. The information below should be read in conjunction with (i) the Fund’s audited financial statements and the accompanying notes thereto for the fiscal year ended December 31, 2016, which, together with the report of the Fund’s independent registered public accounting firm, have been incorporated by reference in the SAI, and (ii) the Fund’s Semi-Annual Report for the six-month period ended June 30, 2017, which is also incorporated by reference in the SAI. The Annual and Semi-Annual Reports are available without charge by calling toll-free at 1-855-411-6432.

Bexil Advisers LLC became the Fund’s Investment Manager effective February 1, 2011.

Per share data, including the proportionate impact to market price, has been restated to reflect the effects of a 1-for-4 reverse stock split effective as of the start of trading on the NYSE on December 10, 2012.

	For the Years Ended December 31,							For the Years Ended November 30,
Per Share Operating Performance (for a share outstanding throughout each period)	Six months ended June 30, 2017 (1)	2016	2015	2014	2013	2012	One Month Ended Dec. 31, 2011(2)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$14.18	$13.11	$16.66	$17.20	$15.53	$15.48	$16.88	$17.36	$16.76	$14.68	$32.64	$38.20

Income from investment operations:(3)
Net investment income	0.08	0.25	0.31	0.34	0.40	0.56	0.08	0.96	0.80	0.84	2.24	3.20
Net realized and unrealized gain (loss) on investments	1.04	1.84	(1.68)	0.76	4.12	1.13	0.20	(0.08)	1.44	2.88	(16.76)	(5.20)

Total income from investment operations	1.12	2.09	(1.37)	1.10	4.52	1.69	0.28	0.88	2.24	3.72	(14.52)	(2.00)

Less distributions:
Net investment income	(0.08)	(0.23)	(0.26)	(1.63)	(1.16)	(0.56)	(0.08)	(0.92)	(1.40)	(1.56)	(2.36)	(3.36)
Capital gains	--	--	--	--	--	--	--	--	--	--	--	--

Return of capital	(0.22)	(0.77)	(1.37)	--	(0.47)	(1.07)	(0.32)	(0.44)	(0.24)	(0.08)	(1.08)	(0.20)

Total distributions	(0.30)	(1.00)	(1.63)	(1.63)	(1.63)	(1.63)	(0.40)	(1.36)	(1.64)	(1.64)	(3.44)	(3.56)

Fund share transactions:
Effect of reinvestment of dividends	(0.03)	(0.02)	(0.02)	(0.01)	(0.01)	(0.01)	--*	--*	--*	--	--	--

Decrease in net asset value from rights offering	--	--	(0.53)	--	(1.21)	--	(1.28)	--	--	--	--	--

Total Fund share transactions	(0.03)	(0.02)	(0.55)	(0.01)	(1.22)	(0.01)	(1.28)	--	--	--	--	--

Net asset value, end of period(4)	$14.97	$14.18	$13.11	$16.66	$17.20	$15.53	$15.48	$16.88	$17.36	$16.76	$14.68	$32.64

Market value, end of period	$12.35	$11.85	$11.01	$15.12	$15.11	$13.53	$13.72	$13.84	$16.92	$14.60	$10.40	$29.40

	For the Years Ended December 31,									For the Years Ended November 30,
Per Share Operating Performance (for a share outstanding throughout each period)	Six months ended June 30, 2017(1)		2016	2015	2014	2013	2012	One Month Ended Dec. 31, 2011(2)		2011	2010	2009	2008	2007
Total Return(5)
Based on net asset value	8.19%		18.13%	(10.65)%	7.28%	23.35%	12.67%	(5.52)%		5.61%	14.55%	29.42%	(47.75)%	(6.05)%
Based on market value	6.81%		17.55%	(17.32)%	10.83%	24.38%	10.75%	2.13%		(11.15)%	28.17%	59.14%	(58.90)%	(17.19)%

Ratios/Supplemental Data: (6)
Net assets, end of period (000’s omitted)	$159,818		$151,005	$138,417	$144,280	$148,081	$93,951	$93,123		$71,329	$73,322	$70,853	$62,022	$137,953

Ratios to average net assets of:
Total expenses (7)(8)	1.71	%**	1.62%	1.65%	1.55%	1.87%	2.57%	2.09	%**	2.02%	2.63%	3.01%	3.62%	3.75%
Net expenses (9)	1.71	%**	1.62%	1.65%	1.55%	1.87%	2.57%	2.09	%**	2.00%	2.50%	2.89%	3.47%	3.62%
Net expenses excluding interest expense and fees on bank credit facility/Liquidity Agreement (10)	1.43	%**	1.46%	1.51%	1.47%	1.72%	2.30%	1.78	%**	1.73%	N/A	N/A	N/A	N/A
Total expenses excluding commercial paper, interest expense and fees (11)	N/A		N/A	N/A	N/A	N/A	N/A	N/A		N/A	2.20%	2.03%	1.91%	1.70%
Net expenses excluding commercial paper, interest expense and fees (11)	N/A		N/A	N/A	N/A	N/A	N/A	N/A		N/A	2.07%	1.91%	1.76%	1.56%
Commercial paper fees and interest expense (11)	N/A		N/A	N/A	N/A	N/A	N/A	N/A		N/A	0.43%	0.98%	1.71%	2.06%
Net investment income	1.08	%**	1.85%	2.02%	1.94%	2.38%	3.56%	6.28	%**	5.44%	4.73%	5.43%	8.62%	8.52%

Portfolio turnover rate	8%		69%	35%	52%	45%	13%	0%		24%	51%	73%	54%	74%

Leverage Analysis (000’s omitted):
Outstanding loan balance under the bank credit facility, end of period/Liquidity Agreement, end of period (10)	N/A		$27,780	$8,066	$17,284	$21,346	$21,348	$17,815		$18,209	$20,000	N/A	N/A	N/A
Aggregate amount of commercial paper outstanding, end of period (11)	N/A		N/A	N/A	N/A	N/A	N/A	N/A		N/A	N/A	$10,000	$10,000	$55,000
Average daily balance of amortized cost of commercial paper outstanding, end of period (11)	N/A		N/A	N/A	N/A	N/A	N/A	N/A		N/A	N/A	$9,960	$47,921	$54,790
Asset coverage per $1,000, end of period (12)	N/A		$6,436	$18,161	$9,347	$7,937	$5,401	$6,227		$4,917	$4,666	$7,425	$15,880	$3,903

(1)	Unaudited.

(2)	The Fund changed its fiscal year from November 30 to December 31, effective December 31, 2011.

(3)	The per share amounts were calculated using the average number of Shares outstanding during the period.

(4)

The Fund implemented a 1-for-4 reverse stock split with an ex-dividend date of December 10, 2012. Prior period net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. The net asset value and market price report at the original dates prior to the reverse stock split were as follows:

		For the Years Ended November 30,
	One Month Ended Dec 31, 2011(2)	2011	2010	2009	2008	2007
Net asset value	$ 3.87	$4.22	$4.34	$4.19	$3.67	$8.16

Market value	$ 3.43	$3.46	$4.23	$3.65	$2.60	$7.35

(5)

Total return on a market value basis is calculated assuming a purchase of Shares on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Generally, total return on a net asset value basis will be higher than total return on a market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on a net asset value basis will be lower than total return on a market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total return calculated for a period of less than one year is not annualized. The calculation does not reflect brokerage commissions, if any.

(6)	Expenses and income ratios do not include expenses incurred by the acquired funds in which the Fund invests.

(7)	“Total expenses” are the expenses of the Fund as presented in the Statement of Operations before fee waivers and expense reductions.

(8)

The ratio of total expenses excluding interest expense and fees incurred from the use of leverage to average net assets was 1.43%** for the six months ended June 30, 2017 and 1.46%, 1.51%, 1.47%, 1.72% and 2.30% for the years ended December 31, 2016, 2015, 2014, 2013 and 2012, respectively.

(9)	“Net expenses” are the expenses of the Fund presented in the Statement of Operations after fee waivers and expense reductions.

(10)	Effective July 28, 2016, the Fund replaced its prior bank credit facility with the Liquidity Agreement.

(11)	Effective April 26, 2010, the Fund replaced its commercial paper program with a bank credit facility.

(12)

Represents the value of total assets less liabilities not represented by senior securities representing indebtedness divided by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness. For purposes of this calculation, the bank credit facility/Liquidity Agreement is considered a senior security representing indebtedness.

*	Less than $0.01 per share.

**	Annualized.

N/A	means not applicable.

USE OF PROCEEDS

The Investment Manager expects that it will initially invest the proceeds of any offering by reducing borrowings, if any, and the balance in high quality short-term debt securities, money market fund shares, or similar securities. The Investment Manager anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objectives and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months. Depending on market conditions and operations, a portion of the cash held by Fund, including any proceeds raised from an offering, may be used to pay distributions in accordance with the Fund’s distribution policy. The Fund does not currently anticipate an increase in leverage immediately following the completion of any Share offerings; however, the Fund reserves the right to adjust leverage from time to time. See “Investment Objectives, Policies, and Strategies — Leverage.”

THE FUND

The Fund is a diversified, closed end management investment company with Shares listed on the NYSE under the symbol “DNI.” As of October 6, 2017, the Fund had 10,688,250 Shares outstanding. Registered under the 1940 Act, the Fund was incorporated under the laws of the State of Maryland on April 6, 1998 and commenced investment operations on June 29, 1998 under the name Chartwell Dividend and Income Fund, Inc., which was shortened effective February 1, 2011 to Dividend and Income Fund, Inc. On May 14, 2012, the Fund reorganized into a Delaware statutory trust and changed its name to Dividend and Income Fund. The Fund’s principal office is located at 11 Hanover Square, New York, New York 10005.

I NVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES

Investment Objectives and Policies

The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The investment objectives of the Fund are fundamental policies that may not be changed without a vote of a majority of the outstanding voting securities of the Fund. The Fund is also subject to certain investment restrictions, set forth in its SAI, that are fundamental and cannot be changed without a vote of a majority of the Fund’s outstanding voting securities. A “majority of the outstanding voting securities” of the Fund is defined under the 1940 Act as the lesser of: (i) 67% or more of the Fund’s Shares present at a meeting if more than 50% of the outstanding Shares of the Fund are present and represented by proxy; or (ii) more than 50% of the outstanding Shares of the Fund. All other investment strategies, policies, and restrictions described herein and in the SAI are not fundamental and may be changed by the Board without shareholder approval except as required by law.

The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 50% of its total assets in Income Generating Equity Securities. The Fund may invest in Debt Securities, including bonds issued by domestic and foreign corporate and government issuers. The Debt Securities in which the Fund may invest may be structured as fixed rate debt, floating rate debt, and debt that may not pay interest at the time of issuance. The Fund may also invest in equity securities of other issuers, including investment companies, ETFs and REITs, deemed by the Investment Manager not to be Income Generating Equity Securities based on the issuer’s income generation, objectives, policies, holdings, or similar criteria. The Fund may invest in securities of domestic or foreign issuers of any size. There is no assurance the Fund will achieve its investment objectives.

The Debt Securities in which the Fund may invest include high yield, high risk securities which are rated below investment grade, including the lowest rating categories, or are unrated but are determined by the Investment Manager to be of comparable quality, and are considered speculative and subject to certain risks that may be greater than those of higher rated securities. Securities rated below investment grade are those rated below “Baa” by Moody’s or below “BBB” by S&P. The Fund normally will not invest more than 50% of its total assets in below investment grade Debt Securities, commonly known as junk bonds. Certain Income Generating Equity Securities in which the Fund may invest, including convertible securities and preferred stocks, may also be rated below investment grade and generally will have characteristics similar to those of lower rated Debt Securities. The Fund will not, however, normally invest in convertible securities rated below “C” by Moody’s or “CC” by S&P. Such investments are in addition to investments in below investment grade Debt Securities. For a description of the risks associated with an investment in securities rated below investment grade, see “Special Considerations and Risk Factors” below.

The Fund is permitted to invest in shares of registered investment companies, including money market fund shares, to the extent permitted by the 1940 Act. Investment company shares held by the Fund may be deemed by the Investment Manager to be Income Generating Equity Securities, Debt Securities (such as money market fund shares), or otherwise, depending on the income generation, objectives, policies, holdings, or similar criteria of the investment company. In accordance with the 1940 Act, the Fund normally will be limited in the amount the Fund and its affiliates can invest in any one investment company to 3% of the investment company’s total outstanding stock. As a result, the Fund may hold a smaller position in such investment company than if it were not subject to this restriction. To comply with provisions of the 1940 Act, on any matter upon which the Fund is solicited to vote as a shareholder in an investment company in which it invests, the Investment Manager normally seeks to vote such shares in the same general proportion as shares held by other shareholders of that investment company. The Fund does not invest in any investment companies managed by the Investment Manager or its affiliates. Investment companies typically incur advisory fees and other expenses. The Fund, as a shareholder, will indirectly bear its pro rata portion of such fees and expenses in addition to the Fund’s direct fees and expenses.

In seeking to enhance returns, the Fund may employ leverage to the extent permitted under the 1940 Act. See “Leverage” below. The Fund may also buy and sell put and call options. The Fund may trade securities actively in pursuit of its investment objectives. The Fund also may lend its portfolio securities to brokers, dealers, and other financial institutions.

The Fund may, from time to time, make temporary investments for defensive purposes that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions, pending investment of the proceeds of sales of portfolio securities, pending investment of the proceeds from Share offerings, or at other times when suitable investments are not otherwise available. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objectives.

See “Additional Information About the Fund’s Investment Program” in the SAI.

Investment Strategy

When allocating the Fund’s assets between Income Generating Equity Securities and Debt Securities, the Investment Manager focuses on the Fund’s objective of high current income, with capital appreciation as a secondary objective, and accordingly seeks to evaluate relative yields and potential for capital appreciation, as well as associated risks, on macroeconomic levels, by sector, and by specific security.

When selecting Income Generating Equity Securities for the Fund, the Investment Manager will normally emphasize primarily those offering high current income and secondarily potential for capital appreciation. In evaluating investments, the Investment Manager will typically apply fundamental investment analysis, which may consider yield, financial strength, profitability, growth potential, and risks, in view of market valuation and relative strength, as well as other considerations, such as market, sector, or industry diversification, to select the Fund’s specific portfolio securities. Except for securities issued or guaranteed by the U.S. government or other issuers not considered to be members of any industry, at the time a transaction is effected the Fund will not concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry.

When selecting Debt Securities for the Fund, the Investment Manager will seek investments that offer a high level of current income consistent with reasonable risk in light of the nature of the investments. Debt Securities under consideration for the Fund’s portfolio normally will be analyzed by the Investment Manager based on fundamental factors, including yield, financial and operating strength, and risk, and other considerations, including marketability, relative value characteristics, and general credit trends. The Fund will generally invest in such securities presenting, in the Investment Manager’s opinion, the potential for investment returns consistent with the Fund’s investment objectives.

The Investment Manager generally considers a variety of factors when determining whether to sell a security in the Fund’s portfolio and may sell a security at any time in its discretion. An investment is typically sold when its potential to meet the Fund’s investment objectives is deemed by the Investment Manager to be limited or exceeded by another potential investment or when it no longer appears to meet the Fund’s investment objectives.

The following is additional information about the securities in which the Fund may invest and the investment techniques the Fund may use. For additional information about the Fund’s investment policies and strategies, see “Additional Information About the Fund’s Investment Program” in the SAI.

Income Generating Equity Securities.    Equity securities include common stocks, preferred stocks, and convertible securities. Inasmuch as the Fund’s primary investment objective is to seek high current income and capital appreciation is a secondary objective, when selecting equity securities for investment, the Investment Manager typically will focus primarily on a security’s income paying capacity, and secondarily on its potential for capital appreciation. The Fund may hold or have exposure to equity securities of issuers of any size (in terms of market capitalization or otherwise) and in any industry or sector. The equity securities in which the Investment Manager expects to invest on behalf of the Fund consist primarily of common stocks and preferred stocks (each discussed below).

Common Stock.    Common stock represents an equity ownership interest in a corporation, typically providing voting rights and entitling the holder to a share of the company’s success through dividends and/or capital appreciation. In the event of liquidation, common shareholders have rights to a company’s remaining assets after bond holders, other debt holders, and preferred shareholders have been paid in full. Typically, common shareholders are entitled to one vote per share to elect the company’s board of directors (although the number of votes is not always directly proportionate to the number of shares owned). Common shareholders also normally receive voting rights regarding other company matters, such as mergers and other extraordinary matters.

Preferred Stock.    Preferred stock represents an equity ownership interest in a corporation, but generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Some preferred stock also entitles their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock. Some preferred stock offers a fixed rate of return with no maturity date. Preferred stock with no maturity may perform similarly to long term bonds, and can be more volatile than other types of preferred stock with heightened sensitivity to changes in interest rates. Other preferred stock has a variable dividend, generally determined on a quarterly or other periodic basis. Because preferred stock represents an equity ownership interest in a company, its value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company’s financial condition or prospects or to fluctuations in the equity markets. Unlike common stock, preferred stock does not usually have voting rights absent the occurrence of specified events; preferred stock, in some instances, is convertible into common stock. In order to be payable, dividends on preferred stock must be declared by the issuer’s board of directors. There is, however, no assurance that dividends will be declared by the boards of directors of issuers of the preferred stocks in which the Fund invests.

Debt Securities.    A debt security represents money borrowed that must be repaid. Debt securities include bonds, bills, notes, debentures, commercial paper, and other debt obligations. Unlike common and preferred stock, a debt security does not represent an equity interest in the issuer. However, a debt security has a priority of claim over common shareholders if the issuer is liquidated. The Fund may invest in a wide variety of Debt Securities, although the Investment Manager anticipates, under normal market conditions, the Debt Securities in which the Fund invests will be primarily corporate bonds and U.S. government securities.

Corporate Bonds.    Corporate bonds are debt obligations issued by U.S. and foreign corporations and other business entities. Corporate bonds may be either secured or unsecured. Collateral used for secured corporate debt includes, but is not limited to, real property, machinery, equipment, accounts receivable, stocks, bonds, or notes. If a corporate bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred shareholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed rate, floating rate, adjustable rate, zero coupon, contingent, deferred, or have payment-in-kind features. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance, and perceptions of the corporation in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk.

U.S. Government Securities.    The obligations issued or guaranteed by the U.S. government in which the Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes, and Treasury Bonds, which differ in terms of their interest rates, maturities, and dates of issuance. Not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Included among the obligations issued by agencies and instrumentalities and government sponsored enterprises of the United States are instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association (“Ginnie Mae”), instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks), and instruments that are supported only by the credit of the instrumentality (such as Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”) bonds). Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to Shares of the Fund itself and do not guarantee the market price of the securities.

Below Investment Grade Securities.    Below investment grade securities are securities rated below investment grade quality (lower than Baa by Moody’s or lower than BBB by S&P or comparably rated by another rating agency or the Investment Manager). Below investment grade securities are commonly referred to as “junk bonds.” Such securities are considered to have speculative elements, with higher vulnerability to default than corporate securities with higher ratings. For a description of securities ratings, please see “Appendix A – Description of Securities Ratings” in the SAI. Subsequent to its purchase by the Fund, an issue of rated securities may cease to be rated or its rating may be reduced below its rating when purchased by the Fund. Neither event will require sale of such securities by the Fund, although the Investment Manager may consider such event in its determination of whether the Fund should continue to hold the securities.

The ratings of Moody’s, S&P, and the other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates.

Investment Grade Securities.    Investment grade debt securities are securities of medium to high quality that are rated Baa or higher by Moody’s, BBB or higher by S&P, or comparably rated by another rating agency or, if unrated, are deemed by the Investment Manager to be of comparable quality. Moody’s deems securities rated in its fourth highest category (Baa) to have speculative characteristics; a change in economic factors could lead to a weakened capacity of the issuer to repay.

Securities of Other Investment Companies.    The Fund may invest in the securities of other investment companies, including closed end funds, open end funds, ETFs, BDCs, and unit investment trusts, to the extent permitted by the 1940 Act. An investment in an investment company involves risks similar to those of investing directly in the investment company’s portfolio securities, including the risk that the value of the portfolio securities may fluctuate in accordance with changes in the financial condition of their issuers, the value of stocks and other securities generally, and other market factors.

The Fund may lose money by investing in securities of other investment companies, including money market mutual funds. Generally, money market mutual funds are registered investment companies that seek to earn income consistent with the preservation of capital and maintenance of liquidity by investing primarily in high quality money market instruments, including U.S. government obligations, bank obligations and short-term corporate debt instruments. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of a money market mutual fund may be affected by changes in interest rates, credit ratings of the investments, and recent changes in SEC rules governing money market funds. If a significant amount of the Fund’s assets are invested in money market mutual funds, it may be more difficult for the Fund to achieve its investment objective.

In addition, investing in other investment companies involves certain other risks, costs, and expenses for the Fund. To the extent that the Fund invests in the securities of other investment companies, the Fund’s shareholders will indirectly bear a pro rata share of the investment company’s expenses in addition to the expenses associated with an investment in the Fund. In addition, the Fund could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security.

Closed end funds, ETFs, and BDCs differ from open end funds in that they do not redeem their shares at the option of the shareholder and generally list their shares for trading on a securities exchange. In comparison to open end funds, closed end funds, ETFs, and BDCs have greater flexibility in the employment of financial leverage and in the ability to make certain types of investments, including investments in illiquid securities. Shares of closed end funds frequently trade at a discount from their NAV. An investment in the shares of a closed end fund may also involve the payment of a substantial premium over, while sales of such shares may be made at a substantial discount from, the NAV of the issuers’ portfolio securities. BDCs are vehicles whose principal business is to invest in, lend capital to, or provide services to privately held companies.

Exchange-Traded Funds.    The Fund may invest in ETFs. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities. Most ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities of the benchmark index that they seek to track, although some are actively managed. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market.

An investment in an ETF involves risks similar to investing directly in the component securities of the ETF, including the risk that the value of the component securities may fluctuate in accordance with changes in the financial condition of their issuers, the value of stocks and other securities generally, and other market factors. Investments in ETFs that are designed to correspond to an equity index involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by the Fund. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index.

Typically, ETFs bear their own operational expenses, reducing its NAV and dividends potentially payable to investors. To the extent that the Fund invests in ETFs, the Fund’s shareholders will indirectly bear a pro rata share of the ETF’s expenses in addition to the expenses associated with an investment in the Fund. Typically, ETFs are investment companies. However, the term is used in the industry in a broad way to include securities issued by entities that are not investment companies. To the extent an ETF is an investment company, the limitations applicable to the Fund’s ability to purchase securities issued by other investment companies will apply.

Business Development Companies.    BDCs are a type of closed end company regulated under the 1940 Act, which typically invest in and lend to small and medium-sized private companies that may lack access to public equity markets for capital raising. Under the 1940 Act, BDCs must invest at least 70% of the value of their total assets in certain asset types, which are typically the securities of private U.S. businesses. In addition, BDCs are required to make available significant managerial assistance to the issuers of such securities.

Real Estate Investment Trusts.    The Fund may invest in REITS, which pool investors’ capital to purchase or finance real estate. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code.

Foreign Securities.    The Fund may invest in debt and equity securities of corporate, governmental, and supra-national issuers located outside the United States, including issuers in developed and emerging markets. Foreign securities include securities issued or guaranteed by companies organized under the laws of countries other than the United States and securities issued or guaranteed by foreign governments, their agencies or instrumentalities and supra-national governmental entities, such as the World Bank. Foreign securities also include U.S. dollar-denominated debt obligations, such as “Yankee Dollar” obligations, of foreign issuers and of supra-national government entities. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign corporations, banks, and governments. Foreign securities also may be traded on foreign securities exchanges or in over-the-counter (“OTC”) capital markets.

Depositary Receipts.    The Fund may make foreign investments through the purchase and sale of ADRs, EDRs, GDRs, or other securities representing underlying shares of foreign issuers. Positions in those securities are not necessarily denominated in the same currency as the underlying shares they represent. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities issued by foreign issuers. EDRs are European receipts listed on the Luxembourg Stock Exchange evidencing a similar arrangement. GDRs are U.S. dollar denominated receipts evidencing ownership of foreign securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in foreign securities markets. The Fund may invest in sponsored or unsponsored ADRs. “Sponsored” ADRs are issued jointly by the issuer of the underlying security and a depository, whereas “unsponsored” ADRs are issued without participation of the issuer of the deposited security. Holders of unsponsored ADRs generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information about the issuer of the security and the market value of an unsponsored ADR. Investments in depositary receipts also involve risks similar to those accompanying direct investments in foreign securities. Certain of these risks are described below under “Special Considerations and Risk Factors — Foreign Securities Risks.”

Options Trading.    The Fund may engage in the purchase and sale of call and puts options, sale of covered call options and straddle and similar options strategies.

Purchase of Call Options.    The Fund may purchase call options on securities (both equity and debt) that the Investment Manager intends to include in the Fund’s portfolio in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy may serve to limit the potential loss to the Fund to the option premium paid. Conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized may be reduced by the premium paid.

Sale of Call Options.    The Fund may write call options on securities and commodities, including covered call options on equity securities (including ETFs) and financial indices, for hedging purposes or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during or at the end of the option period. This strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by the Fund declines, the amount of such decline normally will be offset wholly or in part by the amount of the premium received by the Fund. If, however, the market price of the underlying security increases to a level in excess of the option exercise price, and the option is exercised, the Fund will be obligated to sell the security at less than its market value. In addition, the Fund could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase may likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chooses to exercise the call option at an exercise price below the current market value). The Fund generally would give up the ability to sell any portfolio securities used to cover a call option while the call option is outstanding.

Sale of Covered Call Options.    The Fund may sell (i.e., write) covered call options on securities (including ETFs), commodities and indices. The Fund expects to sell covered call options principally to generate income. The Fund may cover call options by: (i) owning the same security or, in the case of options on an index, a portfolio of securities substantially replicating the movement of the index underlying the call option until the option is exercised or expires; (ii) segregating cash or other liquid assets with the Fund’s custodian in an amount equal to the current market value of the call option; or (iii) other methods consistent with applicable laws, rules, and regulations. The Fund may write covered call options from time to time on such portion of its portfolio without limit to the extent of available cover, as the Investment Manager determines is appropriate in seeking to achieve the Fund’s investment objectives.

Purchase of Put Options.    The Fund may purchase put options on securities to hedge against a decline in the market value of securities held in its portfolio or to attempt to enhance return. A put option enables the Fund to sell the underlying security at the predetermined exercise price; thus, the potential for loss to the Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is lower than the exercise price of the put option, any profit the Fund realizes on the sale of the security may be reduced by the premium paid for the put option.

The Fund may, on certain occasions, wish to hedge against a decline in the market value of securities held in its portfolio at a time when put options on those particular securities are not available or attractive for purchase. The Fund may therefore purchase a put option on other selected securities, the values of which historically have or are anticipated to have positive correlation to the value of such portfolio securities. If the Investment Manager’s judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which the Fund purchases a put option on a security held in its portfolio. The put option may not provide complete protection against a decline in the value of those securities below the level sought to be protected by the put option if, for example, the Investment Manager’s judgment is not correct and the value of the securities underlying the put option decreases less than the value of the Fund’s portfolio securities.

Sale of Put Options.    The Fund also may sell (i.e., write) put options on securities. A put option gives the purchaser of the option the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be required to make payment of the exercise price against delivery of the underlying security. If a written put option is not exercised, the Fund will realize income in the amount of the premium it received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price less the premiums received, in which case the Fund would expect to suffer a loss.

Put and Call Options on Securities Indices.    The Fund may purchase and write put and call options on securities indices in much the same manner as the more traditional securities options discussed above. Index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. A securities index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of securities index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using securities index options may depend on the extent to which price movements in the securities index selected correlate with price movements of the securities in which the Fund invests.

Straddles on Securities and Securities Indices.    The Fund may purchase and write straddles on securities and securities indices. A long straddle is a purchase of a combination of a call and a put on the same security or securities index. The Fund normally will profit from a long straddle if the underlying security or index changes in price more than the cost of the options before the expiration or close of the straddle. A short straddle is a sale combination of a call and a put on the same security or securities index. The Fund normally will profit from short straddles if the underlying security or index changes in price less than the proceeds of the option sales before the expiration or close of the straddle. In the case of a short straddle, the Fund normally will segregate assets, or otherwise “cover” its obligations under the instruments consistent with SEC guidance by, for example setting aside cash or segregating cash or liquid assets equivalent in value to the amount, if any, by which the put is “in-the-money,” that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security or securities index.

Exchanged-Traded Options and OTC Options.    The Fund may purchase and write (sell) both exchange-traded options and options traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed, which, in effect, guarantees completion of its exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities, currencies, or other instrument underlying the option. Failure by the dealer to do so may result in the loss of any premium paid by the Fund as well as the loss of the expected benefit of the transaction.

Closing Options Transactions.    The Fund may effectively terminate its right or obligation under an option before expiration of the option period by entering into a closing transaction. If the Fund wishes to terminate its obligation to purchase or sell under a put or a call option it has written, the Fund may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell under a call or put option it has purchased, the Fund may sell an option of the same series as the option held; this is known as a closing sale transaction. Closing transactions essentially permit the Fund, prior to the exercise or expiration of the related option, to realize profits or limit losses on its option position, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Fund to write another option on the underlying security with a different exercise price and/or expiration date.

Securities Lending Transactions.    The Fund may lend portfolio securities or other assets for a fee or other benefit to brokers, dealers, and other financial institutions, including in accordance with and subject to the terms of the Liquidity Agreement. By lending its portfolio securities, the Fund may attempt to increase its income through the receipt of a fee or other benefit based on the value of the securities loaned. During the course of the loan, the Fund continues to receive the equivalent of the interest, dividends, or other distributions paid by the issuer of the securities loaned as well as the benefit of any increase and the detriment of any decrease in the market value of the securities loaned and also may have the opportunity to earn a fee or other benefit on the amount of the loan and on the loaned securities’ collateral. The Fund would have the right to call the loan and obtain the securities loaned normally at any time. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in the Investment Manager’s judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. The loan would be continuously secured by collateral consisting of cash, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, bank letters of credit, other acceptable collateral, or any combination thereof, at all times equal to at least the market value of the assets loaned. Including such collateral as part of the Fund’s total assets, the securities on loan normally will not exceed one-third of its total assets. In connection with its securities lending transactions, the Fund may return to the borrower or pay a third party which is acting as a “placing broker,” some or all of the income earned from the investment of collateral received for securities loaned. There are risks to the Fund of delay in receiving additional collateral and risks of delay in recovery of, and failure to recover, the assets loaned should the borrower fail financially or otherwise violate the terms of the lending agreement. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (i) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (ii) possible subnormal levels of income and lack of access to income during this period, and (iii) expenses of enforcing its rights. The Fund may also experience losses as a result of the diminution in value of its cash collateral investments. Any loan made by the Fund will typically provide that it may be terminated by either party upon reasonable notice to the other party.

Future Developments.    From time to time, the Fund may also invest in certain Income Generating Equity Securities, Debt Securities, or other investment assets that have features other than those that are typical for such investments and which have in the past been offered or may be offered in the future. In the past, for example, securities have been issued to replicate the performance of a certain component or components of a particular security or combination of securities and/or to hedge or reduce the risks associated with certain securities or market trends. The Fund may invest in these investments if the Investment Manager believes that doing so would be consistent with the Fund’s investment objectives and policies. Since the market for these investments may be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these investments may present other risks, such as high price volatility. The unavailability of such innovative investments may adversely affect the Fund’s ability to achieve its investment objectives.

Temporary Investments.    The Fund may make temporary investments for defensive purposes that are inconsistent with the Fund’s principal investment strategies in response to adverse market, economic, political, or other conditions, pending investment of the proceeds of sales of portfolio securities, pending investment of the proceeds from Share offerings, or at other times when suitable investments are not otherwise available. In addition to money market funds, money market instruments, and cash, the Fund is permitted to temporarily invest without limit in: (i) debt securities issued by the U.S. government, its agencies or instrumentalities; (ii) commercial paper; (iii) certificates of deposit or bankers’ acceptances; and (iv) repurchase agreements with respect to any of the foregoing investments. It is impossible to predict if, or for how long, the Fund will use any of such temporary defensive strategies. For a description of the types of temporary investments the Fund may make, please see “Additional Information About the Fund’s Investment Program” in the SAI.

Leverage

The Fund may borrow for leverage to the maximum extent permitted under the 1940 Act. The Fund may obtain leverage through indebtedness (including through the use of reverse repurchase agreements, firm commitment agreements, standby commitment agreements, short sales, written options, futures, dollar rolls, bank loans, commercial paper or other credit facilities, credit default swaps and other derivative transactions, loans of portfolio securities, and when-issued, delayed delivery, and forward commitment transactions), the issuance of short-term debt securities, or the issuance of shares of preferred stock (collectively, “Senior Securities”). The 1940 Act generally prohibits the Fund from engaging in most forms of leverage other than preferred shares, unless immediately after the borrowing, the Fund has satisfied the asset coverage test with respect to Senior Securities representing indebtedness prescribed by the 1940 Act – that is, the value of the Fund’s total assets less liabilities (other than the leverage and other Senior Securities) is at least 300% of the principal amount of such leverage and other Senior Securities (i.e., effectively limiting the use of such leverage and other Senior Securities representing indebtedness to 33 1/3 % of the Fund’s total assets, including assets attributable to the leverage and other Senior Securities). The Fund may (but is not required to) cover its commitments under derivatives and certain other instruments by the segregation of liquid assets, or by entering into offsetting transactions (e.g., the Fund may offset its contractual obligation to deliver a security by purchasing a second contract pursuant to which the Fund will obtain the same or a substantially similar security on the same date) or by owning positions covering its obligations. For instance, the Fund may cover its position in a reverse repurchase agreement by segregating liquid assets at least equal in amount to its forward purchase commitment. To the extent that certain of these instruments are so covered, they will not be considered “senior securities” under the 1940 Act and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to forms of leverage (other than preferred shares) used by the Fund.

Under the 1940 Act, the Fund is not permitted to issue new preferred shares unless immediately after such issuance, the value of the Fund’s total assets is at least 200% of the liquidation value of outstanding preferred shares and the newly issued preferred shares plus the aggregate amount of any Senior Securities of the Fund representing indebtedness (i.e., such liquidation value plus the aggregate amount of Senior Securities representing indebtedness may not exceed 50% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund’s total assets satisfies the above-referenced 200% coverage requirement.

The net proceeds of the offering of any Senior Securities will be invested in accordance with the Fund’s investment objectives and policies. The Fund seeks a leverage ratio, based on a variety of factors including market conditions and the Investment Manager’s market outlook, where the rate of return, net of applicable Fund expenses, on the Fund’s investment portfolio investments purchased with leverage exceeds the costs associated with such leverage.

The Fund has used investment leverage in the past and is currently using leverage; however, there can be no assurance that the Fund will continue to engage in any leveraging techniques. The Fund is currently a party to the Liquidity Agreement and as of December 12, 2017, had drawn $35 million under the Liquidity Agreement.

The percentage amount of the Fund’s leverage outstanding as of December 12, 2017 was 16% of its total assets (including the proceeds of such leverage). The Fund does not currently anticipate an increase in leverage immediately following the completion of any Share offerings; however, the Fund reserves the right to adjust leverage from time to time. Although the Fund’s fundamental investment restrictions permit it to borrow money and issue senior securities to the extent permitted by the 1940 Act, as described above, the Fund’s Liquidity Agreement allows the Fund to draw up to $35 million currently. Generally, the Fund pledges its assets as collateral to secure its obligations under the Liquidity Agreement. The Fund may enter into transactions that may give rise to other forms of leverage including, among others, derivative transactions, loans of portfolio securities, and when-issued, delayed delivery and forward commitment transactions. These other forms of leverage are not included in the Fund’s fundamental investment restrictions discussed above. Although it has no current intention to do so, the Fund may also determine to issue preferred shares to add leverage to its portfolio.

Other Investment Practices

Illiquid and Restricted Securities.    An illiquid investment is an investment that the fund reasonably expects cannot be sold in current market conditions in seven calendar days without significantly changing the market value of the investment. The Fund may invest without limit in illiquid securities, including securities with legal or contractual conditions or restrictions on resale, repurchase agreements maturing in greater than seven days, and other securities which are not readily marketable. Investing in such securities entails certain risks. The primary risk is that the Fund may not be able to dispose of a security at the desired price at the time it wishes to make such disposition. In addition, such securities often sell at a discount from liquid and freely tradable securities of the same class or type, although they are also usually purchased at an equivalent discount, which enhances yield while the securities are held by the Fund. In the absence of readily available market quotations, illiquid securities will be valued at fair value as determined in good faith and pursuant to a method approved by the Board. Valuing illiquid securities typically requires greater judgment than valuing securities for which there is an active trading market. Investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities.

The Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”). The restriction on public sale may make it more difficult to value such securities, limit the Fund’s ability to dispose of them, and lower the amount the Fund could realize upon their sale. Before they are registered, restricted securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Rule 144A under the Securities Act establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

When-Issued and Delayed Delivery Securities.    The Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a when-issued or delayed delivery basis before delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates and other factors. Purchasing a security on a when-issued or delayed delivery basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. Although the Fund will enter into when-issued or delayed delivery transactions with the intention of acquiring the securities, the Fund may sell the securities prior thereto for investment reasons, which may result in a gain or loss. The Fund may purchase securities on a when-issued or delayed delivery basis without complying with the asset coverage and other requirements noted above under “Leverage,” provided it segregates assets consistent with SEC guidance, or otherwise covers its obligations under the instruments. Failure of the issuer to deliver the security may result in the Fund incurring a loss or missing an opportunity to make an alternative investment.

SPECIAL CONSIDERATIONS AND RISK FACTORS

An investment in the Shares is subject to many risks. The risks and uncertainties described below are not the only ones facing the Fund. There are additional risks, including those that the Fund does not currently foresee or consider material. You should carefully consider these risks, together with all of the other information included or incorporated by reference in this Prospectus and in any Prospectus Supplement before investing in the Shares. By itself, the Fund does not constitute a complete investment program and you could lose money by investing in the Fund.

Risks of Investing in the Fund

Market Risk.    An investment in the Fund is subject to market risk, including the possible loss of the entire amount that you invest. Your investment in Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, and these fluctuations are likely to have a greater impact on the value of the Shares during periods in which the Fund utilizes leverage. If the economy contracts, the ability of issuers of the Debt Securities and other securities in which the Fund invests to service their obligations could be materially and adversely affected. Certain events, such as natural disasters, terrorism, war, and other geopolitical events, can have a dramatic adverse effect on the investments held by the Fund.

Recent Events.    Recent developments in the U.S. and foreign financial markets and other market history suggest that economic, market, and specific investment analysis and forecasting is difficult, often wrong, and that the assumptions of certain conditions cannot be relied on with any certainty. Assumptions regarding the regulation of these markets and the participants therein may change. The U.S. government and certain foreign governments have and may again take unprecedented actions designed to support certain financial institutions or segments of the financial markets. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities in which the Fund invests, in unforeseeable ways that could have a material adverse effect on the Fund’s business and operations. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives. Furthermore, volatile or adverse financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

Equity Securities Risk.    Investing in the Fund involves equity securities risk, which is the risk that the equity securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. The general risks associated with equity securities may be greater for equity securities issued by companies with smaller market capitalizations as these companies may have limited product lines, markets or financial resources, or may depend on a few key employees. As a result, issuers with smaller market capitalization may be subject to greater levels of credit, market, and issuer risk.

Common Stock Risk.    Although common stocks can generate higher average returns than debt and other equity securities, common stocks can also experience more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stocks held by the Fund or to which the Fund has exposure. In the event of a company’s liquidation, the holders of its common stock have rights to its assets only after bondholders, other debt holders, and preferred shareholders have been satisfied.

Credit Risk.    Because the Fund may invest in bonds and other securities with credit risk (e.g., preferred stock), investing in the Fund involves credit risk, which is the risk that an issuer of the security will be unable to pay interest or principal when due. The prices of these securities are affected by the credit quality of the issuer.

Below investment grade debt securities normally are lower quality and have greater credit risk because the companies that issue them typically are not as financially strong as companies that issue higher quality, investment grade debt securities. Changes in the financial condition of an issuer, general economic conditions, and specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Such changes may weaken an issuer’s ability to make payments of principal or interest, or cause an issuer to fail to make timely payments of interest or principal. The downgrade of a security may further decrease its value, although a grade rating by a rating agency only represents the service’s opinion as to the general credit quality of the security being rated and is not an absolute standard of quality or guarantee as to the creditworthiness of an issuer. Lower quality debt securities generally tend to be more sensitive to these changes than higher quality debt securities, but the lowest rating category of investment grade securities may have speculative characteristics as well. See “Additional Risks of Certain Securities — Below Investment Grade Securities Risks” below. Credit risk also applies to securities issued by the U.S. government’s agencies and instrumentalities that are not backed by the U.S. government’s full faith and credit. Although securities backed by the full faith and credit of the U.S. government are generally considered to present minimal credit risk, credit risk may also apply to these securities.

Interest Rate Risk.    Generally, when market interest rates rise, the prices of debt obligations fall, and vice versa. Interest rate risk is the risk that debt obligations and other instruments in the Fund’s portfolio will decline in value because of increases in market interest rates. This risk may be particularly acute because market interest rates are currently near historically low levels. The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. The Fund’s use of leverage will tend to increase interest rate risk.

Investments in floating rate debt instruments, although generally less sensitive to interest rate changes than longer duration fixed rate instruments, may nevertheless decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Inverse floating rate debt securities may also exhibit greater price volatility than a fixed rate debt obligation with similar credit quality. To the extent the Fund holds floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and may negatively affect the value of the securities.

Prepayment and Extension Risk.    If interest rates fall, the principal on the debt securities held by the Fund may be paid earlier than expected. If this happens, the proceeds from a prepaid security may be reinvested by the Fund in securities bearing lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders. Alternatively, the Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by that Fund later than expected, which might happen when there is a rise in interest rates, and thereby lengthen the duration (i.e., interest rate sensitivity) and potentially reduce the value of these securities.

Corporate Bonds Risk.    Investments in corporate bonds are subject to a number of the risks described in this Prospectus, including credit risk, interest rate risk, prepayment and extension risk, inflation/deflation risk, below investment grade securities risk, foreign securities risk, illiquid and restricted securities risk, management risk, valuation risk, and similar risks.

Leverage and Borrowing Risk.    Borrowing for investment purposes creates an opportunity for increased return but, at the same time, involves special risk considerations. Borrowing increases the likelihood of greater volatility of NAV and market price of the Shares. If the total return that the Fund earns on the additional securities purchased fails to cover the costs it incurs on the monies borrowed, the NAV of the Fund (and the return of the Fund) would be lower than if borrowing had not been incurred. In addition, when the Fund borrows at a variable interest rate, there is a risk that fluctuations in the interest rate may adversely affect the return to the Fund’s shareholders. Interest payments and fees incurred in connection with such borrowings may reduce the amount of net income available for distribution to shareholders if the income that the Fund earns on the additional securities purchased is less than such payments and fees. There is no assurance that a borrowing strategy will be successful during any period in which it is employed.

Borrowing on a secured basis results in certain additional risks. Should securities that are pledged as collateral to secure the loan decline in value, the Fund may be required to pledge additional assets in the form of cash or securities to the lender to avoid liquidation of the pledged assets. In the event of a steep drop in the value of pledged securities, it might not be possible to liquidate assets quickly enough and this could result in mandatory liquidation of the pledged assets in a declining market at relatively low prices. Furthermore, the Investment Manager’s ability to sell the pledged securities is limited by the terms of the Liquidity Agreement, which may reduce the Fund’s investment flexibility over the pledged securities. The rights of the lender to receive payments of interest on and repayments of principal will be senior to the rights of the Fund’s shareholders.

To illustrate the concepts above, assume the Fund’s net assets are $150 million and borrowing available to it under a line of credit is an additional $30 million, creating a total value of $180 million available for investment. If the Fund’s line of credit has an applicable interest rate of 3% and the Fund can purchase investments yielding 6%, the Fund’s cost of borrowing would be less than the return on its investment of the loan proceeds and, therefore, the Fund would benefit from the $30 million of leverage. If, however, the line of credit’s applicable interest rate were to rise, or the yield on available investments were to decline, the beneficial yield difference between borrowing cost and investment yield would be reduced or eliminated, or even reverse and cause a loss to the Fund, which may cause the market value of the Shares to decline. Conversely, if yields on investments rise, their prices normally decline, and to the extent it is leveraged the Fund’s NAV will decline more with the decline in price of its affected portfolio’s investments than would be the case were it not leveraged. In addition to the decline in NAV, the market value of the Shares may also decline.

In addition, the requirements of any loan documents to which the Fund is a party may limit the Fund’s ability to make distributions to its shareholders for so long as any payments on the loan are in arrears or in default, may limit the Fund’s ability to take advantage of certain investments that may otherwise be available, may require the Fund to invest a greater portion of its assets in more highly rated, potentially lower yielding securities than the Fund might do otherwise, and may require the Fund to sell a portion of its assets when it might otherwise be disadvantageous to do so. If the Fund is required to restructure its portfolio by selling assets to satisfy the requirements set forth above, such sales of portfolio securities would cause the Fund to incur related transaction costs. In addition, in the event of a limitation on distributions, the Fund may be unable to distribute all of its net investment income to shareholders. To qualify for federal tax treatment as a RIC for a taxable year, the Fund must distribute at least 90% of the sum of its net investment income, the excess of net short-term capital gain over net long term capital loss, and certain other amounts earned or realized during that year. See “Tax Considerations” in the SAI.

As of December 12, 2017, the Fund utilized the Liquidity Agreement to borrow $35 million at a variable interest rate equal to 2.67% per annum and the percentage amount of the Fund’s leverage outstanding as of December 12, 2017 was approximately 16% of its total assets (including the proceeds of such leverage). Assuming this leverage amount, rate, and percentage remain the same for a year, the Fund’s portfolio must experience an annual return of 0.39% to cover annual interest expenses. The assumed leverage amount, rate, and percentage used are for illustration and the actual numbers as well as actual interest expenses on borrowings by the Fund will vary.

The following table illustrates the potential effects of leverage on the annual returns to the Fund’s shareholders assuming the Fund’s December 12, 2017 leverage amount, rate, and percentage remain the same for a year.

Assumed Annual Return on Portfolio (net of expenses)	(10.00)%	(5.00)%	0%	5.00%	10.00%
Corresponding Annual Return to Shareholders	(12.36)%	(6.38)%	(0.39)%	5.59%	11.58%

All figures appearing above are hypothetical returns generated to assist investors in understanding the effects of leverage. Actual returns may be more or less than those appearing in the table.

During periods in which the Fund is utilizing leverage, the fees payable to the Investment Manager will be higher than if the Fund did not utilize financial leverage because the fees are calculated as a percentage of the Fund’s assets, including those purchased with leverage, which may create a conflict of interest between the Investment Manager and shareholders. The Investment Manager will utilize leverage only if it believes such action would likely result in a net benefit to the Fund’s shareholders after taking into account the higher fees and expenses associated with leverage (including higher management fees).

Inflation/Deflation Risk.    Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the present value of fixed payments at future dates. Deflation risk is the risk that prices throughout the economy may decline over time — the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Additional Risks of Certain Securities

Below Investment Grade Securities Risks.    Below investment grade securities are commonly referred to as “junk bonds.” Below investment grade securities are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. The risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of below investment grade securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic downturn, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for below investment grade securities. The risk of loss due to default by the issuer is significantly greater for the holders of below investment grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. The below investment grade securities in which the Fund may invest do not normally include instruments which, at the time of investment, are in default or the issuers of which are in bankruptcy. There can be no assurance, however, that such events will not occur after the Fund purchases a particular security, in which case the Fund may experience losses and incur costs. Below investment grade securities frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

Below investment grade securities have been in the past, and may again in the future be, more volatile and less liquid than higher rated fixed income securities, so that adverse economic events may have a greater impact on the prices of below investment grade securities than on higher rated fixed income securities. Factors adversely affecting the market value of such securities are likely to affect adversely the Fund’s NAV. Since 2008, demand for some below investment grade securities has increased and the difference between the yields paid by below investment grade securities and investment grade securities (i.e., the “spread”) has narrowed. To the extent this differential increases, the value of below investment grade securities in the Fund’s portfolio could be adversely affected.

Like higher rated fixed income securities, below investment grade securities generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there may be fewer dealers in the below investment grade securities market, which market may be less liquid than the market for higher rated fixed income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for below investment grade securities by various dealers. As a result, during periods of high demand in the below investment grade securities market, it may be difficult to acquire below investment grade securities appropriate for investment by the Fund. Adverse economic conditions and investor perceptions thereof (whether or not based on economic reality) may impair liquidity in the below investment grade securities market and may cause the prices the Fund receives for its below investment grade securities to be reduced. In addition, the Fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuers. Under such conditions, judgment based on non-observable inputs may play a greater role in valuing certain of the Fund’s portfolio instruments than in the case of instruments trading in a more liquid market. In addition, the Fund may incur additional expense to the extent that it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.

Credit ratings are determined by credit rating agencies such as S&P and Moody’s. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.

Options Risk.    There are several risks associated with transactions in options on securities, as follows:

•

There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.

•

As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.

•

The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it may not be able to effect a closing purchase transaction in order to terminate its obligation under the option and must then deliver the underlying security at the exercise price.

•

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

•

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

•

The value of call options will be affected by changes in the value and dividend rates of the underlying securities, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying securities and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of events affecting the underlying security. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.

•

If a call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or less than the exercise price, the Fund will lose its entire investment in the option.

•

If a put option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price, the Fund will lose its entire investment in the option.

Real Estate Investment Trusts Risks.    REITs pool investors’ capital to purchase or finance real estate. The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by numerous factors, including rising interest rates, changes in the national, state, and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increasing competition and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers. In addition, distributions received by the Fund from REITs may be attributable to net investment income, net realized capital gains, and/or returns of capital. Dividends paid by REITs generally do not qualify for the reduced federal income tax rates applicable to “qualified dividend income” under the Code. See “Tax Considerations” in the SAI. REITs are subject to interest rate risk and prepayment risk. Changes in prevailing interest rates affect not only the value of REIT shares but may impact the market value of the REIT’s investment real estate. Investing in REITs also involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon the skills of their managers and are not diversified by industry. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs may have limited financial resources and may trade less frequently and in a more limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

Securities of Other Investment Companies Risks.    An investment in shares of other investment companies involves substantially the same risks as investing directly in the underlying instruments that such investment companies hold, including the risk that the value of the portfolio securities may fluctuate in accordance with changes in the financial condition of their issuers, the value of stocks and other securities generally, and other market factors, and the risk that the price of the shares of the investment company can fluctuate up or down. There can be no assurance that the investment objective of any investment company in which the Fund invests will be achieved. Consequently, the Fund could lose money investing in another investment company if the prices of the securities owned by the investment company decline in value. Investment companies typically incur advisory fees and other expenses. The Fund, as a shareholder, will indirectly bear its pro rata portion of such fees and expenses in addition to the Fund’s direct fees and expenses, so shareholders of the Fund will be subject to duplication of fees on investments by the Fund in other investment companies. In addition, the Fund could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security.

In addition, closed end funds, ETFs, and BDCs in which the Fund may invest are subject to the following risks that do not apply to open end funds: (i) market price of shares may trade above or below their NAV; (ii) an active trading market for shares may not develop or be maintained; and (iii) trading of shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading. In the case of leveraged closed end funds, ETFs, and BDCs, their share price and NAV may fluctuate to a greater extent and be more volatile than un-leveraged closed end funds, ETFs, and BDCs.

Business Development Companies Risk.    Because BDCs typically invest in small and medium-sized companies, a BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are also subject to management risk, including management’s ability to meet the BDC’s investment objective, and to manage the BDC’s portfolio during periods of market turmoil and as investor’s perceptions regarding a BDC or its underlying investments change.

Securities of Small and Mid-Capitalization Companies Risks.    The Fund may invest in small or mid-sized companies (generally a market capitalization of $5 billion or less). Accordingly, the Fund may be subject to the additional risks associated with investment in these companies. The market prices of the securities of such companies tend to be more volatile than those of larger companies. Further, these securities tend to trade at a lower volume than those of larger companies. If the Fund is heavily invested in these securities and the value of these securities declines, the Fund may be susceptible to significant losses.

Preferred Stock Risks.    In addition to equity securities risk and possibly below investment grade securities risk, investment in preferred stocks involves certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions. Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities, and U.S. government securities.

If the Fund owns preferred stock on which the dividend otherwise payable thereon is deferred, the Fund may be required to include the amount of the deferred dividend in its gross income for tax purposes despite the fact that it does not currently receive such amount. In order to receive the special treatment accorded to RICs and their shareholders under the Code and to avoid federal income and/or excise taxes at the Fund level, the Fund may be required to distribute this income to its shareholders in the taxable year in which the income is included (without a corresponding receipt of cash). See “Tax Considerations” in the SAI. Therefore, the Fund may be required to pay out as an income distribution in any such taxable year an amount greater than the total amount of cash income the Fund actually received and to sell portfolio securities, including at potentially disadvantageous times or prices, to obtain cash needed for that distribution.

Foreign Securities Risks.    The Fund may invest in securities of issuers domiciled outside the United States. Investing in the securities of foreign companies may involve additional risks and considerations that are not typically associated with investing in the securities of U.S. companies. Since the securities of foreign companies are normally denominated in foreign currencies, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. As foreign companies are not generally subject to accounting, auditing, tax, and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, comparable information may not be readily available about certain foreign companies. Some securities of foreign companies may be less liquid and more volatile than securities of comparable U.S. companies. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in the securities of issuers domiciled in those countries.

U.S. Government Securities Risks.    Historically, U.S. government securities have not been perceived to involve the general credit risks associated with investments in other types of debt securities and, as a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV. In addition, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to Shares of the Fund itself and do not guarantee the market price of the securities.

Illiquid and Restricted Securities Risks.    Liquidity relates to the time in which the Fund reasonably expects an investment would be convertible to cash in current market conditions without significantly changing the market value of the investment. An illiquid investment is an investment that the Fund reasonably expects cannot be sold in current market conditions in seven calendar days without significantly changing the market value of the investment. The relative illiquidity of some of the Fund’s portfolio securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a fair price at times when it might be necessary or advantageous for the Fund to liquidate portfolio securities. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. The risks associated with these investments will be greater during times the Fund’s operations require cash, such as if the Fund pays distributions, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of these investments. The market for less liquid securities tends to be more volatile than the market for more liquid securities and market values of relatively illiquid securities may be more susceptible to change as a result of adverse publicity and investor perceptions than are the market values of more liquid securities. Restricted securities have contractual or legal restrictions on resale to the general public or certain institutions, which may make it more difficult to value them, limit the Fund’s ability to dispose of them, and lower the amount the Fund could realize upon their sale.

Counterparty Risk.    The Fund will be subject to credit risk with respect to the counterparties to an options contract, repurchase agreement, loan of portfolio securities, or other future obligation. While the Fund does not employ specific creditworthiness standards when selecting counterparties, it seeks to engage in transactions with creditworthy counterparties. Certain entities that have served as counterparties have incurred significant losses and financial hardships, including bankruptcy. There can be no assurance that the Fund’s counterparties will not experience continuing difficulties, possibly resulting in losses to the Fund. If a counterparty becomes bankrupt, or otherwise fails to perform its obligations due to financial difficulties or otherwise, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. The Fund has no limit on the amount of assets it may subject to any one counterparty.

Master Limited Partnership Risk.    Limited partners in an MLP typically have limited control and limited rights to vote on matters affecting the partnership. There also are certain tax risks associated with the MLPs in which the Fund may invest, including the possibility that the IRS could challenge the federal income tax treatment of the MLPs in which the Fund invests. The tax risks of investing in an MLP are generally those inherent in investing in a partnership as compared to a corporation. Since cash distributions received by the Fund from an MLP may not correspond to the amount of income allocated to the Fund by the MLP in any given taxable year, the Fund may have to dispose of its portfolio investments under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements for maintaining the Fund’s status as a RIC and avoiding any income and excise taxes at the Fund level. If an MLP in which the Fund invests fails to qualify as a “qualified publicly traded partnership,” as defined in the Code (and is not otherwise taxed as a corporation), income generated by such an MLP may not constitute good income and may thus jeopardize the Fund’s status as a RIC for federal income tax purposes. MLPs may also be subject to state taxes in some jurisdictions. These tax risks, and any adverse determination with respect thereto, could have a negative impact on the after-tax income available for distribution by the MLPs and the value of the Fund’s investments in an MLP.

Other Risks to Consider

Market Discount from Net Asset Value.    Shares of closed end funds frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV has in the past, and therefore could in the future, decrease as a result of its investment activities. The Fund and the Investment Manager cannot predict whether Shares will trade at, below or above NAV. The risk of holding Shares that might trade at a discount is more pronounced for investors expecting to sell their Shares in a relatively short period of time after acquiring them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. The Shares are designed primarily for long term investors and should not be considered a vehicle for trading purposes. The NAV of the Shares will fluctuate with price changes of the Fund’s portfolio securities, and these fluctuations are likely to be greater to the extent that the Fund uses leverage.

Distribution Policy Risk.    The Fund makes quarterly dividend payments or other distributions to its shareholders that reflect its distribution policy to provide shareholders with a relatively stable cash flow per share, although the dividend amount per share was adjusted lower in 2016 and 2017 from prior periods. The distribution policy and amount per share may be changed or discontinued without notice. Such distributions do not match the Fund’s investment income and capital gains and do not represent yield or investment return. The distributions are paid from net investment income and any net capital gains, with the balance representing return of capital.

A return of capital will generally not be taxable, but will reduce each shareholder’s cost basis in Fund shares (but not below zero) and will result in a higher reported capital gain or lower reported capital loss when those shares on which the distributions were received are ultimately sold. Any return of capital in excess of a shareholder’s basis, however, is taxable as a capital gain. A substantial portion of the Fund’s annual distributions have historically consisted of returns of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years. Capital losses incurred in taxable years beginning after December 22, 2010, are allowed to be carried forward indefinitely and retain the character of the original loss. As a transition rule, post-enactment net capital losses are required to be utilized before pre-enactment net capital losses. The Fund has a net capital loss carryover as of December 31, 2016 of $1,442,265 which expires in 2018. Pursuant to the 1940 Act and other applicable laws, a notice normally will accompany each distribution estimating the source(s) of the distribution when it is from a source other than the Fund’s accumulated undistributed net income or net income for the current or preceding fiscal year. The actual determination of the source of the Fund’s distributions can be made only after year end.

The distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders. If the Fund’s investments do not generate sufficient income, the Fund may be required to liquidate a portion of its portfolio to fund these distributions at a time when it would otherwise not do so. If the Fund distributes amounts in excess of its net investment income and realized net capital gains, such distributions will decrease the Fund’s capital and, therefore, have the potential effect of increasing the Fund’s expense ratio. In addition, the maintenance of the Fund’s distribution policy may cause the Fund’s assets to be less fully invested than would otherwise be the case, which could reduce the Fund’s total investment return. Furthermore, the Fund may need to raise additional capital in order to maintain the distribution policy.

Securities Lending Risk.    Securities lending involves possible delay in recovery or loss of the lent securities or possible loss of rights in the lent securities or collateral or both should the borrower fail to perform due to financial inability or otherwise. As a result, the value of the Shares may fall. The value of the Shares could also fall if a loan is called and the Fund is required to liquidate collateral at a loss or if the Investment Manager is unable to invest cash collateral at rates which exceed the costs involved.

Management Risk.    The Fund is subject to management risk because it is an actively managed investment portfolio. The Investment Manager will seek to achieve the investment objectives of the Fund, but there can be no guarantee that it will be successful. Moreover, the Fund may, from time to time, make temporary investments for defensive purposes that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions, pending investment of the proceeds of sales of portfolio securities, pending investment of the proceeds from Share offerings, or at other times when suitable investments are not otherwise available. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objectives.

Valuation Risk.    The Fund may invest in securities and other assets for which market quotations are not readily available or reliable. For example, unlike most publicly traded common stocks which trade on national exchanges, bonds generally do not trade on national exchanges but rather trade in the “over-the-counter” markets. These markets often may not provide readily available or reliable market quotations and consequently the valuation of bonds may carry more risk than that of publicly traded common stock. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager’s Valuation Committee under the direction of or pursuant to procedures approved by the

Board. Certain securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency, and inconsistency of valuation models and processes may lead to inaccurate asset pricing. Due to the inherent uncertainty of valuation, such fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the NAV of its shares to differ from the NAV that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or next trades.

Cybersecurity Risk.    With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional related costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund’s service providers may have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. As a result, in the event of a cyber incident, the Fund and its shareholders could be negatively impacted.

Anti-Takeover Provisions

The Fund has certain provisions in its Governing Documents that may be regarded as “anti-takeover” provisions. These provisions could have the effect of limiting, among other things: (i) the ability of other entities or persons to acquire control of the Fund; (ii) the Fund’s freedom to engage in certain transactions; (iii) the ability of the Board or shareholders to amend the Governing Documents or effectuate changes in the Fund’s management; or (iv) the ability of the Fund’s shareholders to make derivative claims against the Fund. The overall effect of these provisions is to render more difficult the accomplishment of a merger with, or the assumption of control by, a shareholder, or the conversion of the Fund to open end status. These provisions may have the effect of depriving Fund shareholders of an opportunity to sell their Shares at a premium above the prevailing market price by discouraging a third party from seeking to obtain control of the Fund. See “Description of the Securities — Certain Anti-Takeover Provisions in the Governing Documents.”

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This Prospectus and the SAI contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of securities the Fund holds, the conditions in the U.S. and international financial and other markets, the price at which the Shares will trade, and other factors discussed in the Fund’s periodic filings with the SEC.

Actual results could differ materially from those projected or assumed in the forward-looking statements. The Fund’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Special Considerations and Risk Factors” section of this Prospectus. All forward-looking statements contained or incorporated by reference in this Prospectus and any Prospectus Supplement are made as of the date set forth on the applicable cover page. Except for the Fund’s ongoing obligations under the federal securities laws, the Fund does not intend, and it undertakes no obligation, to update any forward-looking statement. Any forward-looking statements contained in this Prospectus and any Prospectus Supplement are excluded from the safe harbor protection provided by Section 27A of the Securities Act.

Currently known risk factors that could cause actual results to differ materially from the Fund’s expectations include, but are not limited to, the factors described in the “Special Considerations and Risk Factors” section of this Prospectus. You are urged to review carefully that section for a more complete discussion of the risks of an investment in the Shares.

M ANAGEMENT OF THE FUND

Board of Trustees

The management of the Fund, including general supervision and oversight of the duties performed by the Investment Manager, is the responsibility of the Board. The Board is currently comprised of four Trustees, one of whom is an “interested person” (as defined in the 1940 Act) of the Fund. For certain information regarding the Trustees and Officers of the Fund, see “Management of the Fund — Board of Trustees and Executive Officers” in the SAI.

The Investment Manager

The Fund’s Investment Manager is Bexil Advisers LLC, a Maryland limited liability company organized in 2010 and registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Investment Manager became the investment manager of the Fund on February 1, 2011. It does not currently manage any other investment companies, although its portfolio management personnel, individually and collectively, provide investment management services to one other closed end fund and two open end funds (collectively with the Fund, the “Fund Complex”) through an affiliated registered investment adviser. The Investment Manager’s principal business address is 11 Hanover Square, New York, New York 10005. It is a wholly owned subsidiary of Bexil Corporation, a holding company, which has another subsidiary, Bexil Securities LLC, a registered broker-dealer.

The Investment Manager manages the Fund’s portfolio and the investment and reinvestment of the Fund’s assets, including the regular furnishing of advice with respect to the Fund’s portfolio transactions, subject at all times to the control and oversight of the Board. For these services, the Fund pays the Investment Manager a monthly fee at the annual rate of 0.95% of the Fund’s “managed assets.” “Managed assets” means the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred stock. During periods in which the Fund is utilizing leverage, the fees payable to the Investment Manager will be greater than if the Fund did not utilize a leveraged capital structure because the fees are calculated as a percentage of the Fund’s assets, including those purchased with leverage. The Board annually considers the continuance of the Investment Management Agreement with the Investment Manager. A discussion regarding the basis for the approval of the current Investment Management Agreement with the Investment Manager is available in the Fund’s Semi-Annual Report to Shareholders for the period ended June 30, 2017.

Because the Investment Manager receives a fee based on the Fund’s assets, the Investment Manager will benefit from an increase in assets that results from the offering of Shares. It is not possible to state precisely the amount of additional compensation that the Investment Manager might receive as a result of an offering of Shares because it is not known how many Shares will be sold and because the proceeds of any offering will normally be invested in additional portfolio securities, which will fluctuate in value. The table below sets forth the actual amount of net proceeds from the sale of Shares in prior rights offerings by the Fund and the corresponding annual investment management fees on those net proceeds computed by applying the monthly fee at the annual rate of 0.95% on such proceeds for one year.

Year	Net Proceeds from Sale of Shares in Prior Rights Offerings	Annual Investment Management Fees on Net Proceeds
2011	$22,186,618	$210,773
2013	$34,163,021	$324,549
2015	$20,886,156	$198,418

The table is intended to assist the investor in understanding the effects of prior offerings on the compensation of the Investment Manager. The amount of annual investment management fees on net proceeds appearing in the table are hypothetical because the proceeds of any offering will normally be invested in additional portfolio securities, which will fluctuate in value and accordingly the actual amounts may have been greater or less than those appearing in the table.

Portfolio Management

From February 1, 2011 through February 28, 2014, the daily portfolio management of the Fund was provided by the Investment Policy Committee of the Investment Manager, comprised of: Thomas B. Winmill, Chairman; John F. Ramirez, Director of Fixed Income; Heidi Keating, Vice President-Trading; and Mark C. Winmill, Chief Investment Strategist. From March 1, 2014 to August 31, 2017, Thomas Winmill had sole portfolio management responsibility for the Fund. Effective September 1, 2017, Thomas Winmill and William M. Winmill serve as co-portfolio managers of the Fund.

Mr. Thomas B. Winmill currently serves as Chairman, President, Chief Executive Officer, Chief Legal Officer, and a Trustee or Director of the Fund, Foxby Corp., and Midas Series Trust. He is Chairman, President, Chief Executive Officer, and Chief Legal Officer, as applicable, of the Investment Manager and Midas Management Corporation (registered investment advisers), Bexil Securities LLC and Midas Securities Group, Inc. (registered broker-dealers), Bexil Corporation, Winmill & Co. Incorporated, and their subsidiaries. He is a Director of Global Self Storage, Inc. He is Chairman of the Investment Policy Committee of each of the Advisers, and he is a portfolio manager of Midas Fund, Midas Magic and Foxby Corp. He is the father of William M. Winmill and brother of Mark C. Winmill.

Mr. William M. Winmill currently serves as co-portfolio manager of Foxby Corp., Vice President of the Fund, Foxby Corp., and Midas Series Trust, Vice President and Investment Analyst of the Investment Manager and Midas Management Corporation, and Vice President or Assistant Vice President of Bexil Corporation, Global Self Storage, Inc., Tuxis Corporation, Winmill & Co. Incorporated, and certain of their subsidiaries. From 2014 to 2016, he served these companies as Compliance Assistant and Accounting Assistant, after graduating from Bowdoin College in 2014. He is a member of the Investment Policy Committee of each of the Advisers. He is the son of Thomas B. Winmill and nephew of Mark C. Winmill.

The SAI provides additional information about Mr. Thomas B. Winmill’s and Mr. William M. Winmill’s compensation, other accounts managed, and ownership of Shares.

Custodian, Securities Lending Agent, and Liquidity Agreement Counterparty, and Transfer and Dividend Disbursing Agent

State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, MO 64105, acts as custodian of the Fund’s investments and may appoint one or more sub-custodians. The custodian is responsible for the safekeeping of Fund assets and, with its affiliates, acts as a securities lending and borrowing agent and a securities broker for portfolio transactions by the Fund. In addition, the Fund has entered into the Liquidity Agreement with State Street Bank and Trust Company. American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219, acts as the Fund’s transfer and dividend disbursing agent and plan agent for the Fund’s Dividend Reinvestment Plan.

Fund Expenses

The Fund pays all the expenses required for the conduct of its business including, but not limited to: fees of the Investment Manager; fees and commissions in connection with the purchase and sale of portfolio securities for the Fund; costs, including the interest expense, of borrowing money; fees and premiums for the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance; taxes levied against the Fund and the expenses of preparing tax returns and reports; auditing fees and expenses; legal fees and expenses (including reasonable fees for legal services rendered to the Fund by the Investment Manager or its affiliates); salaries and other compensation of (i) any of the Fund’s officers and employees who are not officers, trustees, members or employees of the Investment Manager or any of its affiliates, and (ii) the Fund’s chief compliance officer to the extent determined by the Trustees who are not “interested persons” of the Investment Manager or its affiliates (as defined by the 1940 Act) (“Independent Trustees”); fees and expenses incidental to Board and shareholder meetings of the Fund, the preparation and mailings of proxy material, prospectuses, and reports of the Fund to its shareholders, the filing of reports with regulatory bodies, and the maintenance of the Fund’s legal existence; costs of the listing (and maintenance of such listing) of the Shares on stock exchanges, and the registration of Shares with federal and state securities authorities; payment of dividends; costs of stock certificates; fees and expenses of the Independent Trustees; fees and expenses for accounting, administration, bookkeeping, broker-dealer record keeping, clerical, compliance, custody, dividend disbursing, fulfillment of requests for Fund information, proxy soliciting, securities pricing, registrar, and transfer agent services (including costs and out-of-pocket expenses payable to the Investment Manager or its affiliates for such services); costs of necessary office space rental and Fund web site development and maintenance; costs of membership dues and charges of investment company industry trade associations; and such non-recurring expenses as may arise, including, without limitation, actions, suits or proceedings affecting the Fund and the legal obligation which the Fund may have to indemnify its officers and Trustees or settlements made.

The Investment Manager will supply the Fund and the Board with reports and statistical data, as reasonably requested. In addition, if requested by the Board, the Investment Manager or its affiliates may provide services to the Fund such as, without limitation, accounting, administration, bookkeeping, broker-dealer record keeping, clerical, compliance, custody, dividend disbursing, fulfillment of requests for Fund information, proxy soliciting, securities pricing, registrar, and transfer agent services. Any reports, statistical data, and services so requested or approved by the Board, and supplied or performed by the Investment Manager, will be for the account of the Fund and the costs and out-of-pocket charges of the Investment Manager and its affiliates in providing such reports, statistical data, or services shall be paid by the Fund, subject to periodic reporting to and examination by the Independent Trustees.

Portfolio Transactions

Under the Investment Management Agreement, the Investment Manager shall direct portfolio transactions to broker-dealers for execution on terms and at rates which it believes, in good faith, to be reasonable in view of the overall nature and quality of services provided by a particular broker-dealer, including brokerage and research services. Subject to the foregoing and applicable laws, rules, and regulations, the Investment Manager may also allocate portfolio transactions to broker-dealers that remit a portion of their commissions as a credit against Fund expenses. With respect to brokerage and research services, the Investment Manager may consider in the selection of broker-dealers, brokerage or research provided and payment may be made of a fee higher than that charged by another broker-dealer that does not furnish brokerage or research services or that furnishes brokerage or research services deemed to be of lesser value, so long as the criteria of applicable provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or other applicable laws are met.

Although the Investment Manager may direct portfolio transactions without necessarily obtaining the lowest price at which a broker-dealer, or another, may be willing to do business, the Investment Manager shall seek the best value for the Fund on each trade that circumstances in the market place permit, including the value inherent in on-going relationships with quality brokers. To the extent any such brokerage or research services may be deemed to be additional compensation to the Investment Manager from the Fund, it is authorized by the terms of the Investment Management Agreement.

The Investment Manager may place brokerage for the Fund through an affiliate of the Investment Manager, provided that such brokerage is undertaken in compliance with applicable law. The Investment Manager’s fees under the Investment Management Agreement will not be reduced by reason of any commissions, fees or other remuneration received by an affiliate of the Investment Manager from the Fund for brokerage services.

CALCULATION OF NET ASSET VALUE PER SHARE

The NAV per Share is computed as of the scheduled close of regular trading (regardless of an actual, unscheduled earlier closing due to weather, equipment failure, or other factors) on the NYSE (ordinarily 4:00 p.m., ET, and typically 1:00 p.m., ET around certain holidays), once a week on the last business day of each week on which the NYSE is open and on the last business day of each month on which the NYSE is open. The NYSE is scheduled to be open Monday through Friday throughout the year except for New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the NYSE is closed, the Fund will generally be closed and NAV calculations will not be made.

The Fund’s NAV per Share is computed by adding the value of all securities and other assets in the Fund’s portfolio, deducting any liabilities (including accrued expenses, dividends payable on Shares and any borrowings of the Fund), and dividing the result by the number of Shares outstanding. Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are usually valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. In the event of an unexpected closing of the primary market or exchange, a security may continue to trade on one or more other markets, and the price as reflected on those other trading venues may be more reflective of the security’s value than an earlier price from the primary market or exchange. Accordingly, the Fund may seek to use these additional sources of pricing data or information when prices from the primary market or exchange are unavailable, or are earlier and less representative of current market value. Certain securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Open end investment companies are valued at their NAV. Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day when shareholders cannot buy or sell shares of the Fund. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager’s Valuation Committee under the direction of or pursuant to procedures approved by the Board. Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available or reliable market quotation for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the NAV of its Shares to differ from the NAV that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or next trades.

MARKET PRICE INFORMATION

The Fund’s outstanding Shares are, and when issued, the Shares offered by this Prospectus will be, publicly held and listed and traded on the NYSE under the symbol “DNI.” The following table sets forth for the calendar quarters indicated: (i) the high and low closing sales prices per Share as reported by the NYSE; (ii) the NAV per Share on the day of the high or low closing sales price; and (iii) the percentage by which the Shares traded at a premium over, or discount from, the Fund’s high and low NAVs per Share. The table also sets forth the number of Shares traded on the NYSE during the respective quarters.

Quarter Ended	High Sales Price	High Net Asset Value	Premium (Discount) to High NAV	Low Sales Price	Low Net Asset Value	Premium (Discount) to Low NAV	Trading Volume

3/31/16	$11.16	$13.54	17.58%	$9.48	$11.93	20.54%	3,070,604
6/30/16	$11.41	$13.59	16.04%	$10.51	$12.38	15.11%	2,559,093
9/30/16	$11.81	$13.95	15.34%	$10.85	$12.99	16.51%	2,077,926
12/31/16	$12.09	$14.81	18.37%	$10.60	$13.07	18.90%	2,970,266
3/31/17	$12.56	$15.07	16.66%	$11.88	$14.51	18.13%	2,943,635
6/30/17	$12.38	$14.96	17.25%	$11.86	$14.44	17.87%	3,188,065
9/30/17	$12.86	$15.44	16.71%	$12.09	$14.76	18.09%	2,216,112

The Shares have traded in the market at a premium to, at, and at a discount from NAV since the commencement of the Fund’s operations in June 1998. There is no guarantee that the Fund’s current distribution policy to provide shareholders with a relatively stable cash flow per share will have the effect of reducing or eliminating the discount. The distribution policy may be changed or discontinued without notice.

Although the Shares may trade in the market for a substantial period of time at a substantial discount from the Fund’s then current NAV per share, the Board has no fiduciary duty to take action, or to consider taking action, to narrow any such discount, and no assurance can be given that the Board will consider or take action to authorize any activities related to the discount, or if such activities are undertaken, the Shares will thereafter trade at less of a discount. Under certain circumstances, a shareholder vote may be required to authorize such activities. See “Description of the Securities – Share Repurchases and Tender Offers.”

On December 12, 2017, the last reported sales price of the Shares on the NYSE was $13.80 and the NAV per Share was $16.74, representing a discount from NAV per Share of 17.56%.

DISTRIBUTION POLICY

The Fund makes quarterly dividend payments or other distributions to its shareholders that reflect its distribution policy to provide shareholders with a relatively stable cash flow per share. The dividend amount per share was adjusted lower in 2016 and 2017 to more closely reflect the net income generated by the Fund’s investments, the current market price and net asset value of the Fund’s shares, the total distribution amount relative to the Fund’s net assets, and related matters. The distribution policy and amount per share may be changed or discontinued without notice. The distributions are paid from net investment income and any net capital gains, with the balance representing return of capital. If, for any distribution, the sum of previously undistributed net investment income and net realized capital gains is less than the amount of the distribution, the difference, i.e., the return of capital, will be charged against the Fund’s capital. The Fund’s distributions do not match its net investment income and net realized capital gains and do not represent yield or investment return. The Fund’s final distribution for each calendar year may include remaining net investment income and net capital gains otherwise undistributed during the year. See “Tax Considerations” in the SAI.

If, for any taxable year of the Fund (which ends on December 31), the total distributions exceed the sum of the Fund’s net investment income and net realized short and long term capital gains, the excess will generally be treated first as ordinary dividend income (up to the amount, if any, of the Fund’s current and accumulated earnings and profits, which takes into account taxable distributions) and then as a return of capital (tax-free for a shareholder up to the amount of its tax basis in its Shares). The amount treated as a tax-free return of capital will reduce a shareholder’s adjusted basis in its Shares, thereby increasing the shareholder’s potential gain or reducing its potential loss on the subsequent sale of those Shares. Any return of capital in excess of a shareholder’s basis is taxable as a capital gain. A return of capital represents a return of a shareholder’s original investment in the Shares and should not be confused with income or capital gain from this investment. See “Tax Considerations” in the SAI.

Dividends and other distributions generally will be taxable to shareholders, except to the extent treated as a tax-free return of capital, whether they are reinvested in Shares or received in cash. Pursuant to the 1940 Act and other applicable laws, a notice normally will accompany each distribution estimating the source(s) of the distribution when it is from a source other than the Fund’s accumulated undistributed net income or net income for the current or preceding fiscal year.

The distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders. If the Fund’s investments do not generate sufficient income, the Fund may be required to liquidate a portion of its portfolio to fund these distributions at a time when it would otherwise not do so. If the Fund distributes amounts in excess of its net investment income and realized net capital gains, such distributions will decrease the Fund’s capital and, therefore, have the potential effect of increasing the Fund’s expense ratio. In addition, the maintenance of the Fund’s distribution policy may cause the Fund’s assets to be less fully invested than would otherwise be the case, which could reduce the Fund’s total investment return. Furthermore, the Fund may need to raise additional capital in order to maintain the distribution policy.

Under the 1940 Act, the Fund may not declare any dividend or other distribution upon any capital Shares, or purchase any such capital Shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or other distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, other distribution, or purchase price, as the case may be. In addition, certain lenders may impose additional restrictions on the payment of dividends or other distributions on the Shares in the event of a default on the Fund’s borrowings. Any limitation on the Fund’s ability to make distributions to the holders of its Shares could, under certain circumstances, impair its ability to maintain its qualification for taxation as a RIC. See “Tax Considerations” in the SAI.

DIVIDEND REINVESTMENT PLAN

The Fund has a Dividend Reinvestment Plan (the “Plan”). Each registered shareholder of the Fund will automatically be a participant in the Plan, unless the shareholder specifically elects to receive all dividends and capital gains in cash by notice to American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219, 1-800-278-4353, as agent under the Plan (the “Agent”). The Agent will open an account for each shareholder under the Plan in the same name in which such shareholder’s Shares are registered.

Whenever the Fund declares a capital gain distribution or an income dividend payable in Shares or cash, participating shareholders will take the distribution or dividend entirely in Shares and the Agent will automatically receive the Shares, including fractions, for the shareholder’s account in accordance with the following: Whenever the Market Price (as defined below) per Share is equal to or exceeds the NAV per Share at the time Shares are valued for the purpose of determining the number of Shares equivalent to the cash dividend or capital gain distribution (the “Valuation Date”), participants will be issued additional Shares equal to the amount of such dividend divided by the lower of the Fund’s NAV per Share or the Fund’s Market Price per Share. Whenever the Market Price per Share is less than such NAV on the Valuation Date, participants will be issued additional Shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the business day before the dividend or distribution payment date.

If the Fund should declare a dividend or capital gain distribution payable only in cash, the Agent will, as purchasing agent for the participating shareholders, buy Shares in the open market, or elsewhere, for such shareholders’ accounts after the payment date, except that the Agent will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining Shares if, following the commencement of the purchases, the Market Price of the Shares exceeds the NAV. These remaining Shares will be issued by the Fund at a price equal to the lower of the Fund’s NAV per Share or the Market Price. In a case where the Agent has terminated open market purchases and caused the issuance of remaining Shares by the Fund, the number of Shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for Shares purchased in the open market and the price at which the Fund issues remaining Shares. To the extent that the Agent is unable to terminate purchases in the open market before it has completed its purchases, or remaining Shares cannot be issued by the Fund because the Fund declared a dividend or distribution payable only in cash, and the Market Price exceeds the NAV of the Shares, the average Share purchase price paid by the Agent may exceed the NAV of the Shares, resulting in the acquisition of fewer Shares than if the dividend or capital gain distribution had been paid in Shares issued by the Fund.

The Agent will apply all cash received as a dividend or capital gain distribution to purchase Shares on the open market as soon as practicable after the payment date of the dividend or capital gain distribution, but in no event later than 45 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

For all purposes of the Plan: (i) the “Market Price” of the Shares on a particular date shall be the average of the volume weighted average sale prices or, if no sale occurred then the mean between the closing bid and asked quotations, for the Shares quoted on the NYSE on each of the five business days the Shares traded ex-dividend on the NYSE immediately prior to such date; and (ii) the NAV per Share on a particular date shall be as determined by or on behalf of the Fund.

The open market purchases provided for above may be made on any securities exchange on which the Shares are traded, in the over the counter market, or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within 45 days after the initial date of such purchase as provided in the Plan, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the shareholder’s account.

The Agent will hold Shares acquired pursuant to the Plan in non-certificated form in the Agent’s name or that of its nominee. At no additional cost, a shareholder participating in the Plan may send to the Agent for deposit into its Plan account those certificated Shares of the Fund in its possession. These Shares will be combined with those unissued full and fractional Shares acquired under the Plan and held by the Agent. Shortly thereafter, such shareholder will receive a statement showing its combined holdings. The Agent will forward to the shareholder any proxy solicitation material and will vote any Shares so held for the shareholder only in accordance with the proxy returned by the shareholder to the Fund.

The Agent will confirm to the shareholder each acquisition for the shareholder’s account as soon as practicable but not later than 60 days after the date thereof. Although the shareholder may from time to time have an individual fractional interest (computed to three decimal places) in a Share, no certificates for fractional Shares will be issued. However, dividends and distributions on fractional Shares will be credited to shareholders’ accounts. In the event of a termination of a shareholder’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the opening market value of the Shares at the time of termination.

Any stock dividends or split Shares distributed by the Fund on Shares held by the Agent for the shareholder will be credited to the shareholder’s account. In the event that the Fund makes available to the shareholder the right to purchase additional Shares or other securities, the Shares held for a shareholder under the Plan will be added to other Shares held by the shareholder in calculating the number of rights to be issued to such shareholder. Transaction processing may either be curtailed or suspended until the completion of any stock dividend, stock split, or corporate action.

The Agent’s service fee for handling capital gain distributions or income dividends will be paid by the Fund. The shareholder will be charged a pro rata share of brokerage commissions on all open market purchases. The shareholder may terminate the account under the Plan by notifying the Agent. A termination will be effective immediately if notice is received by the Agent three days prior to any dividend or distribution payment date. If the request is received less than three days prior to the payment date, then that dividend will be invested, and all subsequent dividends will be paid in cash.

The above terms and conditions may be amended or supplemented by the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, only by mailing to the shareholder appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by the shareholder unless, prior to the effective date thereof, the Agent receives written notice of the termination of such shareholder’s account under the Plan. Any such amendment may include an appointment by the Fund of a successor agent in its place and stead under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent all dividends and distributions payable on Shares held in the shareholder’s name or under the Plan for retention or application by such successor Agent as provided in the Plan.

In the case of shareholders, such as banks, brokers or nominees, which hold Shares for others who are the beneficial owners, the Agent will administer the Plan on the basis of the number of Shares certified from time to time by the shareholders as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

Under the Plan, the Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under the Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless the errors are caused by its negligence, bad faith or willful misconduct or that of its employees. Neither the Fund or the Agent will be liable for any act performed in good faith or for any good faith omission to act, including without limitation, any claim of liability arising out of (i) failure to terminate a shareholder’s account, sell Shares, or purchase Shares, (ii) the prices which Shares are purchased or sold for the shareholder’s account, and (iii) the time such purchases or sales are made, including price fluctuation in market value after such purchases or sales.

The automatic reinvestment of dividends and distributions will not relieve participants in the Plan of any federal, state or local income taxes that may be payable (or required to be withheld) on such dividends and distributions.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the Market Price of, plus commissions on, the Shares is above their NAV, participants in the Plan will receive Shares at less than they could otherwise purchase them and will have Shares with a cash value greater than the value of any cash dividend or distribution they would have received on their Shares. If the Market Price of, plus commissions on, the Shares is below their NAV, participants will receive distributions in Shares with a NAV greater than the value of any cash distribution they would have received on their Shares. However, there may be insufficient Shares available in the market to make distributions in Shares at prices below the NAV. Also, since the Fund does not redeem its Shares, the price on resale may be more or less than the NAV.

The Fund reserves the right to amend or terminate the Plan at any time. There is no direct service charge to participants in the Plan, although the Fund reserves the right to amend the Plan to include a service charge payable by participants in the Plan.

All communications concerning the Plan should be directed to the Plan Agent at American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219, 1-800-278-4353.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following discussion is a brief summary of certain federal income tax considerations affecting the Fund and the purchase, ownership, and disposition of the Shares. A more complete discussion of the tax rules applicable to the Fund and its shareholders can be found in the SAI that is incorporated by reference into this Prospectus. This discussion assumes you are a U.S. person (as defined for U.S. federal income tax purposes) and that you hold your Shares as capital assets. This discussion is based upon current provisions of the Code, the Treasury Regulations promulgated thereunder, and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the IRS, possibly with retroactive effect. No ruling has been or will be sought from the IRS regarding any matter discussed herein. No attempt is made to present a detailed explanation of all federal income tax concerns affecting the Fund and its shareholders.

Congress is currently considering new tax legislation that may have wide ranging consequences. Changes in income tax laws, potentially with retroactive effect, could impact the Fund’s investments or tax consequences to you of investing in the Fund. Some of these changes could affect the timing, amount, and tax treatment of Fund distributions made to shareholders. Investors are urged to consult their own tax advisers for more detailed information and for information regarding other federal income tax considerations and any state, local, or foreign taxes that may apply to them.

Taxation of the Fund

The Fund has elected to be treated and intends to qualify, as a RIC under Subchapter M of the Code. To qualify, the Fund must, among other things, meet the following requirements regarding the source of its income and the diversification of its assets:

•

The Fund must derive in each taxable year at least 90% of its gross income from the following sources, which are referred to herein as “Qualifying Income”: (i) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (ii) net income derived from interests in qualified publicly traded partnerships (each, a “Qualified Publicly Traded Partnership”).

•

The Fund must diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (i) any one issuer, (ii) any two or more issuers in which the Fund owns 20% or more of the voting stock and that are determined to be engaged in the same business or similar or related trades or businesses, or (iii) any one or more Qualified Publicly Traded Partnerships.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders, provided that each taxable year it distributes at least the sum of (i) 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid; and (ii) 90% of the Fund’s net tax-exempt interest, if any (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income at least annually. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased to reflect any under-distribution from the previous year. While the Fund intends to distribute any ordinary income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s ordinary income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders.

Taxation of Shareholders

Distributions paid to you by the Fund from its net realized long-term capital gains, if any, that the Fund reports as capital gains dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your shares. All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income. To the extent that the Fund has a net capital loss carryover from Fund tax years beginning before December 1, 2011 (which, as of December 31, 2016, totaled $1,442,265, which will expire in 2018), its net realized long term capital gains, if any, will be reported by the Fund as excess gains and taxable as ordinary income. This tax effect attributable to the Fund’s capital loss carryovers (the conversion of nontaxable returns of capital into distributions taxable as ordinary income) will no longer apply to net capital losses of the Fund arising in Fund tax years beginning after November 30, 2011. Rather, any net capital losses arising in such tax years will be carried forward to reduce capital gains realized by the Fund in future taxable years, and the use of such capital loss carryforwards will not give rise to distributions being taxable as ordinary income. Net capital losses arising in Fund tax years beginning after November 30, 2011 may be carried forward without expiration until used in full.

Special rules apply to ordinary income dividends paid to individuals and other non-corporate shareholders. If you are an individual, any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at the federal rates applicable to long-term capital gains to the extent that (i) the ordinary income dividend is attributable to “qualified dividend income” (i.e., generally dividends paid by U.S. corporations and certain qualified foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid, and (iii) you satisfy certain holding period and other requirements with respect to your Shares. There can be no assurance as to what portion of the Fund’s ordinary income dividends will constitute qualified dividend income.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Medicare tax imposed on certain net investment income. The Medicare tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds. The Fund’s taxable dividends are includable in a shareholder’s investment income for purposes of this Medicare tax. In addition, any capital gain realized by a shareholder upon a sale of Shares is includable in such shareholder’s investment income for purposes of this Medicare tax.

Any distributions you receive that are in excess of the Fund’s then-current or accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your shares, and thereafter as capital gain from the sale of shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your shares. A substantial portion of the Fund’s annual distributions have historically consisted of returns of capital.

Dividends and other taxable distributions are taxable to you even if they are reinvested in additional Shares. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November, or December and you were the shareholder of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

Fund distributions may also subject shareholders to alternative minimum tax liability. Because of the complexity of the alternative minimum tax rules, shareholders should consult with their tax advisers as to the applicability of such rules with regard to an investment in the Fund.

The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.

The sale or other disposition of Shares will generally result in capital gain or loss to you, and will be long-term capital gain or loss if you have held such Shares for more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including deemed capital gain dividends) by you with respect to such Shares. Any loss you realize on a sale or exchange of Shares will be disallowed if you acquire other Shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, your tax basis in the Shares acquired will be adjusted to reflect the disallowed loss.

The Fund may be required to withhold at a rate determined under Section 3406 of the Code, for U.S. federal backup withholding tax purposes, from the dividends, distributions, and redemption proceeds payable to shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

Taxation of Holders of Subscription Rights

A holder’s receipt of subscription rights generally should not constitute a taxable event to the holder for federal income tax purposes, and the remainder of this section assumes that result. A holder’s tax basis in subscription rights issued to it will be zero, unless either (1) the fair market value of the rights on the date they are issued is 15% or more of the value of the Shares with respect to which the subscription rights were issued (“Old Shares”), which the Fund does not expect, or (2) the holder elects to allocate to the subscription rights a portion of its basis in the Old Shares (“Election”). If either (1) or (2) applies, basis will be allocated in proportion to the relative fair market values of the Old Shares and the subscription rights on the date the subscription rights are issued. Basis will be allocated only when Rights are exercised. A holder who wishes to make the Election described in (2) must attach a statement to that effect to its income tax return for the taxable year in which the subscription rights are received. The Election will apply to all subscription rights the holder receives pursuant to the offering and, once made, will be irrevocable. If, as the Fund expects, the value of the subscription rights a holder receives is less than 15% of the value of its Old Shares, the holder should consult its own tax advisor regarding the advisability of making the Election. The Fund will not, however, make any determination regarding the fair market value of the subscription rights. The holding period of subscription rights will be the same as the holding period of the stock on which such right was received.

A holder will not recognize taxable income on the exercise of subscription rights. A holder’s basis in any Shares acquired on the exercise of subscription rights (a “New Share”) will equal the sum of the basis, if any, in those subscription rights and the subscription price for the New Share. A holder’s holding period for a New Share will begin with and include the date of exercise of the related subscription rights.

You should consult a tax advisor regarding the tax consequences of acquiring, holding, and exercising subscription rights, and of allowing subscription rights to expire, in your particular circumstances, as well as any tax consequences that may arise under the laws of any state, local, or foreign taxing jurisdiction.

DESCRIPTION OF THE SECURITIES

Shares of Beneficial Interest

The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $0.01 per share, all of which shares, as of the date of this Prospectus, are classified as shares of beneficial interest. The Board may, however, authorize and issue such other securities of the Fund as it determines to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board sees fit, including rights to purchase shares, preferred interests, debt securities or other senior securities. In addition, the Board may from time to time divide or combine the shares into a greater or lesser number without materially changing the proportionate beneficial interest in the shares.

All Shares issued by the Fund in accordance with its Governing Documents are fully paid and non-assessable. All Shares have the same dividend, distribution, and voting rights and have no preemptive, conversion, exchange, or redemption rights. Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shareholders are entitled to one vote for each Share held.

The Fund may use leverage through Senior Securities. If the Board were to determine to leverage the Fund’s Shares through the issuance of preferred shares, the Fund would reclassify an amount of unissued shares as preferred shares and, at that time, offer preferred shares representing up to approximately 50% of the Fund’s total assets immediately after the issuance of such preferred shares. If the Fund were to issue preferred shares, and so long as any of the Fund’s preferred shares remained outstanding, holders of the Fund’s Shares would not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on any such preferred shares have been paid, and unless asset coverage (as defined under the 1940 Act) with respect to the preferred stock would be at least 200% after giving effect to such distributions. See “Special Considerations and Risk Factors — Risks of Investing in the Fund — Leverage and Borrowing Risk” for a discussion of the potential effects and limitations of such borrowing on the Shares.

Share Repurchases and Tender Offers

The Board has determined that it normally is in the best interests of the Fund and its shareholders to increase the assets of the Fund, and that (i) increased assets permit the Fund to be in a better position to more fully take advantage of investment opportunities that may arise and seek to enhance the Fund’s future returns; (ii) a larger number of outstanding Shares could increase the level of market interest in and visibility of the Fund and improve the trading liquidity of the Fund’s Shares; and (iii) may result in a lower expense ratio for the Fund by spreading the Fund’s fixed costs over a larger asset base. Accordingly, no assurance can be given that the Board would authorize actions that would decrease the assets of the Fund, such as share repurchases and tender offers. Should share repurchases and tender offers be made in the future, it is expected that they would be made at prices at or below the NAV per Share.

Under certain circumstances, a shareholder vote may be required to authorize share repurchases and tender offers. In considering whether to recommend to shareholders such authorization, the Board similarly would consider a number of factors including, among other things, limitations that may be placed on the Fund’s investment policies as a consequence of such repurchase policy.

Preferred Shares

If the Board determines to issue preferred shares, those shares may be issued in one or more series, with rights as determined by the Board, by Board action without the approval of the holders of the Shares. Under the 1940 Act, the Fund may have more than one series of preferred shares outstanding so long as no single series has a priority over another series as to the distribution of assets of the Fund or the payment of dividends. Holders of the Shares have no preemptive right to buy any preferred shares that may be issued. It is anticipated that the NAV per share of the preferred shares, if issued, will equal its original purchase price per share plus accumulated dividends per share.

Liquidation Preference.    In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus an amount equal to accumulated and unpaid dividends, whether or not earned or declared) before any distribution of assets is made to holders of the Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any other entity or entities or a sale of all or substantially all of the assets of the Fund will not be deemed to be a liquidation, dissolution, or winding up of the Fund.

Voting Rights.    The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two Trustees at all times and, subject to the prior rights, if any, of holders of any other class of Senior Securities outstanding, to elect a majority of the Trustees at any time that two full years’ dividends on any preferred shares are unpaid. In addition to any approval by shareholders that might otherwise be required, the 1940 Act also requires the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, to (i) adopt any plan of reorganization that would adversely affect the preferred shares, and (ii) take any action requiring a vote of security holders pursuant to Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed end fund or changes in its fundamental investment restrictions. See “Certain Anti-Takeover Provisions in the Governing Documents” below concerning voting requirements for conversion of the Fund to an open end fund. In addition, except as otherwise indicated in this Prospectus and except as otherwise required by applicable law, holders of preferred shares that are issued likely will have equal voting rights with holders of Shares (one vote per share, unless otherwise required by the 1940 Act), and will vote together with holders of Shares as a single class.

The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights, or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights, or powers, or increase or decrease the number of preferred shares. The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

Redemption, Purchase, and Sale of Preferred Stock by the Fund.    The terms of any preferred shares that are issued are expected to provide that such preferred shares are redeemable by the Fund, in whole or in part, at the original purchase price per share plus accumulated dividends per share, that the Fund may tender for or repurchase preferred shares, and that the Fund may subsequently resell any shares so tendered for or repurchased. Any redemption or repurchase of preferred shares by the Fund will reduce the leverage applicable to Shares, while any resale of preferred shares by the Fund will increase such leverage.

The discussion above describes potential terms of an offering of preferred shares if, and only if, the Board were to elect to issue preferred shares to leverage the Fund. If the Board determines to proceed with such an offering, the terms of the preferred shares may be the same as, or different from, the terms described above, subject to applicable law and the Governing Documents. The Board, without the approval of the holders of the Shares, may authorize an offering of preferred shares or may determine not to authorize such an offering, and may fix the terms of the preferred shares to be offered.

Subscription Rights

General.    The Fund may issue subscription rights to holders of its Shares to purchase additional Shares. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to holders of Shares, the Fund would distribute certificates or other documentation regarding the subscription rights and a Prospectus Supplement to shareholders as of the record date that the Board sets for determining the shareholders eligible to receive subscription rights in such subscription rights offering.

The applicable Prospectus Supplement would describe the following terms of any subscription rights to be offered by the Fund:

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the period of time the offering would remain open (which will be open a minimum number of days such that all record holders would be eligible to participate in the offering and will not be open longer than 120 days);

•	the underwriter or distributor, if any, of the subscription rights and any associated underwriting fees or discounts applicable to purchases of the rights;

•	the title of the subscription rights;

•	the exercise price for the subscription rights (or method of calculation thereof);

•	the number of subscription rights issued in respect of each Share;

•	the number of rights required to purchase a single Share;

•	the extent to which the subscription rights are transferable and the market on which they may be traded if they are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of the subscription rights;

•	the date on which the right to exercise the subscription rights will commence, and the date on which the rights will expire (subject to any extension);

•	the extent to which the subscription rights include an over-subscription privilege with respect to unsubscribed Shares and the terms of such over-subscription privilege;

•	any termination right the Fund may have in connection with the subscription rights offering; and

•	any other relevant terms of the subscription rights, including exercise, settlement, and other procedures and limitations relating to the transfer and exercise of the subscription rights.

Exercise of Subscription Rights.    A certain number of subscription rights would entitle the holder of the subscription right(s) to purchase for cash such number of Shares at such exercise price as in each case is set forth in, or determinable as set forth in, the Prospectus Supplement relating to the subscription rights offered thereby. Subscription rights would be exercisable at any time from the date on which the right to exercise the subscription rights would commence up to the close of business on the expiration date for such subscription rights, as set forth in the Prospectus Supplement. Subscription rights generally are exercised by tendering payment and duly completed and signed subscription rights certificates or other appropriate documentation to the subscription rights agent. After the close of business on the expiration date, all unexercised subscription rights would become void. After the expiration of the rights offering, the Shares purchased as a result of such rights offering will be issued as soon as practicable. To the extent permissible under applicable law as set forth in the applicable Prospectus Supplement, the Fund may determine to offer any unsubscribed Shares directly to persons other than shareholders, to or through agents, underwriters, or dealers or through a combination of such methods and make available additional Shares to satisfy oversubscription requests.

2015 Rights Offering.    The Fund’s registration statement allowing the Fund to offer, from time to time, in one or more offerings, including through rights offerings, up to $150,000,000 Shares was declared effective by the SEC on June 30, 2015. On September 28, 2015, the shareholders of the Fund received one non-transferable right for each Share held on that date rounded up to the nearest number of rights evenly divisible by three. Three rights were required to purchase one additional Share at the subscription price of $11.62 per share. On November 2, 2015, in connection with this rights offering, the Fund issued 1,821,255 Shares and recorded proceeds of $21,162,983, prior to the deduction of shelf and rights offering expenses of $276,827.

Certain Anti-Takeover Provisions in the Governing Documents

The Fund currently has provisions in its Governing Documents which could have the effect of limiting (i) the ability of other entities or persons to acquire control of the Fund; (ii) the Fund’s freedom to engage in certain transactions; (iii) the ability of the Fund’s Trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund’s management; or (iv) the ability of the Fund’s shareholders to make derivative claims or bring litigation against the Fund and/or any trustee, officer, employee or affiliate thereof. These provisions of the Governing Documents of the Fund may be regarded as “anti-takeover” provisions.

Staggered Board.    Pursuant to the Fund’s Governing Documents, the Board is divided into three classes, each having a term of three years. Each year the term of one class of Trustees will expire. Each Trustee serves for a three year term and until his or her successor is elected and qualified. Accordingly, only those Trustees in one class may be changed in any one year, and it would require a minimum of two years to change the majority of the Board. Unless all nominees for Trustee are approved by a majority of the Continuing Trustees (as defined in the

Governing Documents), an affirmative vote of at least 75% of the outstanding Shares of the Fund entitled to be voted are required to elect a Trustee. If all nominees for Trustee are approved by a majority of the Continuing Trustees, a plurality of all the votes cast at a meeting at which a quorum is present shall be sufficient to elect a Trustee. The Fund’s Governing Documents provide that a Trustee may only be removed for cause, defined as (i) willful misconduct or gross negligence which is materially injurious to the Fund, (ii) fraud or embezzlement, or (iii) a conviction of, or a plea of “guilty” or “no contest” to a felony, and only by action of shareholders with at least 75% of the votes then entitled to be cast in an election of Trustees, or, in the case of Trustees elected by holders of Senior Securities, if any, only by the action of the holders of such Senior Securities with at least 75% of the votes then entitled to be cast by the holders of such Senior Securities.

Super-Majority Provisions.    As a general matter, the Governing Documents provide that the affirmative vote of a majority of the votes cast at a meeting of shareholders is required to approve any matter presented to shareholders that has been approved by a majority of the Continuing Trustees; however, the affirmative vote of at least 75% of the outstanding Shares is required to approve any matter presented to shareholders that has not been approved by a majority of the Continuing Trustees. In addition, the Governing Documents require the affirmative vote of at least 75% of the outstanding Shares of the Fund to approve, adopt, or authorize any of the following specific transactions:

•	a merger or consolidation or statutory share exchange of the Fund with any other entity, other than an entity that is 90% or more owned by the Fund;

•	a sale of all or substantially all of the assets of the Fund (other than in the regular course of its investment activities); or

•	a liquidation or dissolution of the Fund

unless such action has been approved, adopted, or authorized by the affirmative vote of at least 75% of the total number of Trustees, in which case the affirmative vote of the holders of a majority of the Fund’s outstanding Shares is required.

Conversion to Open End Fund.    The Governing Documents also provide that, in general, the conversion of the Fund into an open end investment company requires the affirmative vote of: (i) at least 75% of the total number of Trustees, including a majority of the Independent Trustees; (ii) at least 75% of the outstanding Shares of the Fund (which includes common shares and preferred shares together); and (iii) at least 75% of all votes of preferred shares, if any, of the Fund, voting as a separate class. Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the shareholders. Conversion of the Fund to an open end fund would require the redemption of any outstanding preferred shares and any indebtedness not constituting bank loans, which could eliminate or alter the leveraged capital structure of the Fund with respect to the Shares. Following any such conversion, it is also possible that certain of the Fund’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. Such requirement could cause the Fund to dispose of portfolio securities or other assets at a time when it is not advantageous to do so, and could adversely affect the ability of the Fund to meet its investment objectives. In the event of conversion, the Shares would cease to be listed on the NYSE or other national securities exchange or market system. Shareholders of an open end fund may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of redemption. The Fund expects to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If a payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open end fund, it is possible that new shares of beneficial interest would be sold at NAV plus a sales load.

Number of Trustees; Vacancies.    The Governing Documents provide that only the Board, including the vote of the majority of the Continuing Trustees, shall fix the number of Trustees on the Board. In addition, the Governing Documents vest in the Board the sole power to fill any vacancies on the Board (including an vacancy resulting from an increase in the size of the Board) with the affirmative vote of a majority of the members of a committee of the Board (as provided for in the Governing Documents) consisting of the remaining Continuing Trustees in office, even if the remaining Continuing Trustees do not constitute a quorum. If shareholders of a series or class of shares are entitled to separately elect one or more Trustees, a majority of the remaining Continuing Trustees or the sole remaining Continuing Trustee elected by that series or class may fill any vacancy among the number of Trustees elected by that series or class. Any Trustee elected to fill a vacancy shall hold office for the remainder of the full term of the trusteeship in which the vacancy occurred and until a successor is elected and qualifies.

Annual and Special Meetings of Shareholders; Nomination Procedures.    The Governing Documents provide that, with respect to annual meetings of shareholders, nominations of persons for election to the Board and the proposal of other business to be considered by the shareholders may be made only: (i) pursuant to the Fund’s notice of meeting; (ii) by or at the direction of the Board, or any duly constituted committee of the Board; or (iii) by any shareholder who is entitled to vote at the meeting, is a shareholder of the Fund at the time of the meeting, and who has complied with certain procedural and informational requirements of the Governing Documents. With respect to special meetings of shareholders, only the business specified in the Fund’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board may be made at a special meeting of shareholders at which Trustees are to be elected: (i) pursuant to the Fund’s notice of meeting; (ii) by or at the direction of the Board; or (iii) provided that the Board has determined that the Trustees shall be elected at such special meeting, by any shareholder who is entitled to vote at the meeting, is a shareholder of the Fund at the time of the giving of notice of such meeting and at the time of the meeting, and who has complied with certain procedural and informational requirements of the Governing Documents. Nominees for election as Trustee must meet certain qualifications set forth in the Governing Documents, the Nominating Committee Charter, and the Fund’s Conflict of Interest and Corporate Opportunities Policy.

The Governing Documents provide that special meetings of shareholders may be called by the Board and certain of the Fund’s officers. Additionally, the Fund’s Governing Documents provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders may be called upon the written request of shareholders entitled to cast not less than a majority of all of the votes entitled to be cast at such meeting.

The Governing Documents grant special rights with respect to Continuing Trustees. The Continuing Trustees may appoint one or more inspectors of election at shareholder meetings, and may fill any vacancies if an inspector fails to appear or act. Any challenges to or reviews of a report by an inspector of election regarding a shareholder meeting must first be approved by the majority of the Continuing Trustees. In the event of a proposal by anyone other than the Continuing Trustees is submitted to a vote of the Shareholders of the Trust, or in the event of any proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or Trustees of the Trust, Shares may be voted only by written proxy or in person at a meeting. The Continuing Trustees shall appoint the chairman of shareholder meetings, subject to certain exceptions. If the concurrence of the Continuing Trustees is required to approve an action of the Board, then such action will be valid if approved by a majority of Continuing Trustees present at the meeting. The Trust shall indemnify, among other things, any individual who, while a Continuing Trustee, serves or has served in a similar capacity for another entity and who is made a party to a proceeding by reason of his or her service in that capacity.

Conditional Tender Offer.    The Governing Documents require that certain proposed advisory, sub-advisory, or management contracts with an affiliate of current and certain former Independent Trustees be approved by 75% of the Independent Trustees who are not so affiliated. If such a contract or similar contracts are approved, the Governing Documents would provide automatic liquidity to dissatisfied shareholders by requiring the Fund to commence a tender offer to the fullest extent permitted by applicable law, for at least 50% of its outstanding Shares at a price of at least 99% of the Fund’s per Share NAV.

Amendment to Bylaws.    Shareholders have no authority to make, alter or repeal the Bylaws. The Board has the exclusive power to make, alter or repeal any provision of the Bylaws and make new Bylaws, except where such power is reserved by the Bylaws to the shareholders, and except as otherwise required by the 1940 Act.

Share Control Provisions.    The Governing Documents contain provisions that restrict any person from attempting to purchase or otherwise acquire (an “Acquisition”), without the Board’s prior approval, any direct or indirect interest in the Fund’s Shares (or, if issued in the future, options, warrants, or other rights to acquire Fund Shares or securities convertible or exchangeable into them), if the Acquisition would either (i) cause the person to become an owner (within the meaning of Section 382 of the Code) or a beneficial owner (within the meaning of Section 13 of the Exchange Act) of more than 4.99% of the Fund’s Shares (any such person being referred to as a “Restricted Holder”), or (ii) increase the percentage of the Fund’s Shares a Restricted Holder owns (the “Share Limitations”). The Governing Documents provide that any Acquisition attempted to be made in violation of the Share Limitations will be null and void ab initio to the fullest extent permitted by law and contains detailed terms that seek to achieve that result. The Governing Documents also provide that any person who knowingly violates the Share Limitations, or any persons in the same control group with such a person, shall be liable to the Fund for, and shall indemnify and hold it harmless against, any and all damages suffered as a result of the violation.

Derivative Claims.    The Governing Documents provide that a shareholder does not have the right to bring or maintain any action, proceeding, claim, or suit (“Action”) on behalf of the Fund (a)(i) unless such shareholder is a shareholder at the time such Action is commenced and such shareholder continues to be a shareholder throughout the duration of such Action and (a)(ii)(1) unless at the time of the transaction or event underlying such Action, such shareholder was a shareholder or (2) unless such shareholder’s status as a shareholder devolved upon the shareholder by operation of law or pursuant to the terms of the Governing Documents from a person who was a shareholder at the time of the transaction or event underlying such Action; and (b)(i) without first making demand on the Trustees requesting the Trustees to bring or maintain such Action and such demand has the support of shareholders owning a majority of the outstanding Shares of the Fund and (b)(ii) unless such demand meets certain procedural requirements as set forth in the Governing Documents. Such demand shall not be excused under any circumstances unless such shareholder makes a specific showing that irreparable non-monetary injury to the Fund would otherwise result. The Independent Trustees may decide to bring, maintain, or settle such Action or to not bring, maintain, or settle such Action, or may submit the matter to a vote of shareholders, as appropriate. Any decision by the Independent Trustees to bring, maintain, or settle such Action, or to submit the matter to a vote of shareholders, shall be binding upon all shareholders who will be prohibited from maintaining a separate competing Action relating to the same subject matter. Any decision by the Independent Trustees not to bring or maintain an Action on behalf of the Fund shall be subject to the right of the shareholders to vote on whether or not such Action should or should not be brought or maintained as a matter presented for shareholder consideration pursuant to the provisions of the Governing Documents regarding shareholder requested special meetings; and the vote of shareholders required to override the Independent Trustees’ decision and to permit the shareholder(s) to proceed with the proposed Action shall be 75% of the outstanding Shares of the Fund. The Board has concluded that it is in the best interest of the Fund’s shareholders to include the limitation on derivative suits described above in the Fund’s Governing Documents, and believes that such provision is legally enforceable in accordance with its terms. The limitation on derivative suits follows a long-standing corporate law requirement that derivative suits may only proceed after the aggrieved shareholder has requested that the board bring suit.

Limitation of Liability.    The Governing Documents eliminate fiduciary duties of the Fund’s Trustees, officers, employees, and agents, except as required by federal law, including applicable provisions of the 1940 Act, and specifically provide that the Trustees have no fiduciary duty to take action, or to consider taking any action, to narrow any discount by which the Trust’s shares may trade to the net asset value of such shares. The Governing Documents also provide that there shall not be a “fiduciary exception” to the attorney-client privilege as described in United States v. Jicarilla, 564 U.S. 162 (2011), United States v. Mett, 178 F.3d 1058 (9th Cir. 1999), or similar law with respect to any communications between any Trustee and legal counsel, regardless of whether, among other things, the Trust pays the legal fees of such counsel, such counsel’s legal advice was given for managing the Trust and not for personal advice to the Trustees, and such communications were not made in anticipation of litigation.

Exclusive Forum.    The Governing Documents provide that, unless the Trust consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, in the event that the Court of Chancery does not have jurisdiction, the Superior Court of the State of Delaware or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim of breach of any duty owed by any Trustee or officer or other employee of the Trust to the Trust or to the shareholders of the Trust, (iii) any action asserting a claim against the Trust or any Trustee or officer or other employee of the Trust arising pursuant to any provision of the Delaware Statutory Trust Act or the Governing Documents, (iv) any action to interpret, apply, enforce or determine the validity of the Governing Documents, or (v) any action asserting a claim against the Trust or any Trustee or officer or other employee of the Trust that is governed by the internal affairs doctrine. The Governing Documents further provide that, if any such action is filed in a court other than the Court of Chancery of the State of Delaware, the Superior Court of the State of Delaware, or the federal district court for the District of Delaware (a “Foreign Action”) in the name of any shareholder, such shareholder shall be deemed to have consented to (i) the personal jurisdiction of the Court of Chancery of the State of Delaware, the Superior Court of the State of Delaware, or the federal district court for the District of Delaware in connection with any action brought in any such court to enforce this provision, and (ii) having service of process made upon such shareholder in any such action by service upon such shareholder’s counsel in the Foreign Action as agent for such shareholder.

The provisions of the Governing Documents described above could have the effect of depriving the owners of Shares in the Fund of opportunities to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction or bringing litigation against the Fund and/or any trustee, officer, employee or affiliate thereof. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder.

The foregoing summary is subject to the Governing Documents of the Fund, which are on file with the SEC and available on the Fund’s website http://www.DividendandIncomeFund.com.

Outstanding Securities

As of December 12, 2017, the Fund had 10,688,250 Shares outstanding and no preferred shares outstanding. The following shows the Fund’s outstanding classes of securities as of December 12, 2017.

Title of Class	Amount Authorized	Amount Held by Fund for its own Account	Amount Outstanding Exclusive of Amount Held by Fund
Common Shares	Unlimited	None	10,688,250

CLOSED END FUND STRUCTURE

Closed end funds differ from open end funds (commonly referred to as mutual funds) in that closed end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. This means that if a shareholder wishes to sell shares of a closed end fund, he or she must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at NAV. Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund’s investments. By comparison, closed end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as leverage and investments in illiquid securities.

Shares of closed end funds frequently trade at a discount to their NAV, although in some cases they may trade at a premium. This characteristic of shares of closed end funds is a risk separate and distinct from the risk that the Fund’s NAV may decrease. The market price may be affected by trading volume of the shares, general market and economic conditions, and other factors beyond the control of the closed end fund. The foregoing factors may result in the market price of the Shares being greater than, less than, or equal to NAV. Whether a shareholder will realize a gain or loss upon the sale of the Fund’s Shares will depend upon whether the market value of the Shares at the time of sale is above or below the price the shareholder paid for the Shares, taking into account transaction costs, and is not directly dependent upon the Fund’s NAV. Because the market value of the Shares will be determined by factors such as the relative demand for and supply of the Shares in the market, general market conditions, and other factors beyond the control of the Fund, neither the Fund nor the Investment Manager can predict whether the Shares will trade at, below, or above NAV.

PLAN OF DISTRIBUTION

The Fund may sell Shares through underwriters or dealers, directly to one or more purchasers, including existing holders of Shares in a rights offering, through agents, to or through underwriters or dealers, or through a combination of any such methods of sale. The applicable Prospectus Supplement will identify any underwriter or agent involved in the offer and sale of the Fund’s Shares, any sales loads, discounts, commissions, fees, or other compensation paid to any underwriter, dealer, or agent, the offering price, net proceeds and use of proceeds and the terms of any sale. In the case of a rights offering to existing holders of Shares, the applicable Prospectus Supplement will set forth the number of rights required to purchase a set amount of Shares and the other terms of such rights offering.

The distribution of Shares may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices. The offering price per Share will not be less than the NAV per Share at the time of the offering, exclusive of any underwriting commission or discounts, provided that rights offerings may be offered at a price below the then current NAV, subject to certain conditions.

In connection with the sale of Shares, underwriters or agents may receive compensation from the Fund in the form of discounts, concessions, or commissions. Underwriters may sell Shares to or through dealers, and such dealers may receive compensation in the form of discounts, concessions, or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers, and agents that participate in the distribution of Shares may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from the Fund and any profit realized by them on the resale of Shares may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from the Fund will be described in the applicable Prospectus Supplement. The maximum commission or discount to be received by any Financial Industry Regulatory Authority, Inc. member or independent broker-dealer will not exceed 8%. The Fund will not pay any compensation to any underwriter or agent in the form of warrants, options, consulting, or structuring fees or similar arrangements.

If a Prospectus Supplement so indicates, the Fund may grant the underwriters an option to purchase additional Shares at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the Prospectus Supplement, to cover any overallotments.

Under agreements into which the Fund may enter, underwriters, dealers and agents who participate in the distribution of Shares may be entitled to indemnification by the Fund against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers, and agents may engage in transactions with the Fund, or perform services for the Fund, in the ordinary course of business. Bexil Securities LLC, an affiliate of the Fund and the Investment Manager, may act as a dealer in connection with the distribution of Shares. If so indicated in the applicable Prospectus Supplement, the Fund will, or will authorize underwriters or other persons acting as the Fund’s agents to, solicit offers by certain institutions to purchase Shares pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contacts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions, and others, but in all cases such institutions must be approved by the Fund. The obligation of any purchaser under any such contract will be subject to the condition that the purchase of the Shares shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the Prospectus Supplement, and the Prospectus Supplement will set forth the commission payable for solicitation of such contracts.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as brokers or dealers and receive fees in connection with the execution of the Fund’s portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A Prospectus and accompanying Prospectus Supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of Shares for sale to their online brokerage account holders. Such allocations of Shares for Internet distributions will be made on the same basis as other allocations. In addition, Shares may be sold by the underwriters to securities dealers who resell Shares to online brokerage account holders.

In order to comply with the securities laws of certain states, if applicable, Shares offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS

Certain legal matters will be passed upon by Godfrey & Kahn S.C., Madison, Wisconsin, counsel to the Fund, in connection with the offering of the Fund’s securities.

ADDITIONAL INFORMATION

This Prospectus constitutes part of a registration statement on Form N-2 filed by the Fund with the SEC under the Securities Act and the 1940 Act (the “Registration Statement”). This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement together with all amendments and related exhibits for further information with respect to the Fund and the securities offered hereby.

In addition to the Registration Statement, the Fund files annual and semi-annual reports, proxy statements and other information with the SEC. You can inspect any materials the Fund files with the SEC, without charge, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. The information the Fund files with the SEC is available free of charge by calling the Fund at 1-855-411-6432 or on the Fund’s website at http://www.DividendandIncomeFund.com. The SEC also maintains a website that contains reports, proxy statements and other information regarding registrants, including the Fund, that file such information electronically with the SEC. The address of the SEC’s web site is http://www.sec.gov. Unless specifically incorporated into this Prospectus, documents contained on the Fund’s website or on the SEC’s web site about the Fund are not incorporated into this Prospectus and should not be considered to be part of this Prospectus.

TABLE OF CONTENTS OF THE SAI

An SAI dated as of December 14, 2017, has been filed with the SEC and is incorporated by reference in this Prospectus. The Table of Contents of the SAI is as follows:

FUND HISTORY
ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT PROGRAM
INVESTMENT RESTRICTIONS
FUND COMPLEX
MANAGEMENT OF THE FUND
CODES OF ETHICS
PROXY VOTING
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
INVESTMENT MANAGEMENT AND OTHER SERVICES
PORTFOLIO MANAGER
BROKERAGE ALLOCATION AND OTHER PRACTICES
TAX CONSIDERATIONS
REPORTS TO SHAREHOLDERS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
CUSTODIAN
FINANCIAL STATEMENTS
APPENDIX A — DESCRIPTION OF SECURITIES RATINGS
APPENDIX B — PROXY VOTING

DIVIDEND AND INCOME FUND

Shares of Beneficial Interest ($0.01 par value per Share)

Subscription Rights for Shares of Beneficial Interest ($0.01 par value per Share)

Base Prospectus

December 14, 2017

Filed Pursuant to Rule 497(c)

Registration Statement No. 333-203126

STATEMENT OF ADDITIONAL INFORMATION

DIVIDEND AND INCOME FUND

11 Hanover Square

New York, NY 10005

1-212-785-0900

Dated December 14, 2017

This Statement of Additional Information (“SAI”) relating to the shares of beneficial interest, par value $0.01 per share (“Shares”), of Dividend and Income Fund (the “Fund”) is not a prospectus. This SAI should be read with the Fund’s prospectus dated December 14, 2017, as it may be supplemented from time to time (the “Prospectus”). This SAI does not include all of the information a prospective investor should consider before purchasing Shares, and investors should obtain and read the Prospectus prior to purchasing Shares. The Prospectus and the Fund’s Annual Report and Semi-Annual Report to Shareholders for the fiscal year ended December 31, 2016 and the six-month period ended June 30, 2017, all of which are incorporated herein by reference, may be obtained, without charge and upon request (i) by calling the Fund toll-free at 1-855-411-6432, or (ii) by written request to the Fund at 11 Hanover Square, New York, NY 10005, Attn: Secretary. The Prospectus and the Fund’s Annual and Semi-Annual Reports to Shareholders are also available on the Fund’s website at http://www.DividendandIncomeFund.com. Capitalized terms used but not defined in this SAI have the respective meanings ascribed to them in the Prospectus.

You should rely only on the information contained or incorporated by reference in this SAI or the Prospectus. No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus in connection with the offer contained herein, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund. Offers to sell, and offers to buy, Shares may only be made and are valid only in jurisdictions where such offers and sales are permitted. The information contained in this SAI is accurate only as of the date of this SAI.

ii

FUND HISTORY

The Fund is a diversified, closed end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was incorporated under the laws of the State of Maryland on April 6, 1998 and commenced investment operations on June 29, 1998. Bexil Advisers LLC became the Fund’s investment manager (“Investment Manager”) effective February 1, 2011. Effective February 14, 2011, the Fund changed its name from Chartwell Dividend and Income Fund, Inc. to Dividend and Income Fund, Inc. and its ticker symbol from “CWF” to “DNI.” On May 14, 2012, the Fund was reorganized into Dividend and Income Fund, a Delaware statutory trust, pursuant to an Agreement and Plan of Reorganization and exists under an Amended and Restated Agreement and Declaration of Trust governed by the laws of the State of Delaware. The Fund’s Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “DNI.”

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT PROGRAM

The Prospectus presents the investment objectives and the principal investment policies, strategies, and risks of the Fund. This section is intended to supplement the disclosure in the Prospectus. This section also provides information about the Fund’s non-principal investment policies, strategies, and risks. Whether a particular strategy, including a strategy to invest in a particular type of security, is a principal investment strategy depends on the strategy’s anticipated importance in achieving the Fund’s investment objectives, and how the strategy affects the Fund’s potential risks and returns. In determining what is a principal investment strategy, the Fund considers, among other things, the amount of the Fund’s assets expected to be committed to the strategy, the amount of the Fund’s assets expected to be placed at risk by the strategy, and the likelihood of the Fund’s losing some or all of those assets from implementing the strategy.

Money Market Instruments. In addition to money market fund shares discussed in the Prospectus, the Fund may invest in the following types of money market instruments:

Repurchase Agreements. The Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which either U.S. government obligations or other high quality liquid debt securities are acquired from a securities dealer or bank subject to resale at an agreed upon price and date. The securities are held for the Fund by a custodian bank as collateral until resold and may be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, which may decline in value in the interim. Repurchase agreements are usually for a term of one week or less, but may be for longer periods. Although repurchase agreements maturing in more than seven days may be considered illiquid, the Fund may invest in repurchase agreements without limit. To the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund might suffer a loss. If bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund could be delayed or limited.

Bank Obligations. The Fund may purchase certificates of deposit, time deposits, bankers’ acceptances, and other short term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks.

•	Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

•	Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (usually not longer than seven days) at a stated interest rate.

•

Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face

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amount of the instrument upon maturity. The other short term obligations may include uninsured, direct obligations bearing fixed, floating, or variable interest rates.

Commercial Paper. Commercial paper is a debt obligation usually issued by corporations (including foreign corporations) and may be unsecured or secured by letters of credit or a surety bond. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk.

Other Short Term Corporate Obligations. These instruments include variable amount master demand notes, which are obligations that permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are normally redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies.

U.S. Government Securities. The obligations issued or guaranteed by the U.S. government in which the Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes, and Treasury Bonds, which differ in terms of their interest rates, maturities, and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years, and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities and government-sponsored enterprises of the United States are instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association (“Ginnie Mae”)), instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Banks), and instruments that are supported only by the credit of the instrumentality (such as Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”) bonds).

Other U.S. government securities in which the Fund may invest include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, and SLM Corporation (formerly, the Student Loan Marketing Association). The Fund may invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported solely by the credit of the instrumentality or enterprise.

Historically, U.S. government securities have not been perceived to involve the general credit risks associated with investments in other types of debt securities and, as a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of these portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s net asset value (“NAV”).

Stripped Securities. The Fund may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Treasury Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Similar stripped securities also are issued by corporations and financial institutions, which constitute a proportionate ownership of the issuer’s pool of underlying securities. A stripped security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of such securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than coupon securities having similar maturities and credit qualities.

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Inflation-Indexed Bonds. The Fund may invest in inflation-indexed bonds, which are debt obligations whose value is periodically adjusted according to the rate of inflation (as measured by the Consumer Price Index for Urban Consumers (“CPI-U”)). Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Other issuers pay out the CPI-U accruals as part of a semiannual coupon. Inflation-indexed securities issued by the U.S. Treasury (initially known as “Treasury inflation-protection securities” or “TIPS”) have maturities of approximately five, ten, or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund may also invest in other inflation-related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long term inflationary trends, short term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the CPI-U, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Foreign Government Obligations; Securities of Supranational Entities. The Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.

Variable and Floating Rate Securities. The Fund may invest in floating rate (“floaters”) and variable rate debt securities, which provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations typically provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

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The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury Bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, although the Fund will participate in any declines in interest rates as well. The Fund also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Zero Coupon Bonds, Step-Up Bonds, and Payment-In-Kind Securities. Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Like zero coupon bonds, “step up” bonds (“step-ups”) pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities (“PIKs”) pay “interest” in the form of other securities, instead of in cash.

Each of these instruments is typically issued and traded at a deep discount from its face amount; the discount on a zero coupon bond or step-up, which is the difference between the price at which the bond was issued and its stated redemption price at maturity, is called “original issue discount” (“OID”). The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security, and the perceived credit quality of the issuer. The market prices of zero coupon bonds, step-ups, and PIKs generally are more volatile than the market prices of securities that pay interest currently and in cash are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. The Fund may purchase some debt securities at a discount that exceeds their OID, if any; this additional discount represents market discount.

To continue to qualify each taxable year for treatment as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (“Code”), the Fund, among other things, must distribute at least 90% of its net investment income – including the OID accrued on zero coupon bonds and step-ups (and other debt securities that were originally issued at a discount), which generally is treated for federal income tax purposes as interest, and the “interest” on PIKs – and certain other amounts. See “Tax Considerations.” Because the Fund will not, on a current basis, receive cash payments from the issuers in respect of accrued OID and interest on PIKs, it may have to distribute cash obtained from other sources to satisfy the 90% distribution requirement. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time. Under many market conditions, investments in zero coupon bonds, step-ups and PIKs may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

Distressed Securities. Distressed securities include securities (1) issued by a company in a bankruptcy reorganization proceeding, (2) subject to some other form of public or private debt restructuring, (3) otherwise in default, or subject to significant risk of being in default, as to the payment of interest or repayment of principal or (4) trading at prices substantially below investment grade debt securities of companies in similar industries. Distressed securities are generally rated Ca1 or lower by Moody’s Investors Service, Inc. or CC+ or lower by S&P Global Ratings, comparably rated by another rating agency or are unrated but considered by the Investment Manager to be of comparable quality.

Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investments therein. Therefore, to the extent the Fund seeks capital appreciation through investments in distressed securities, its current income may be diminished. The Fund also will likely be subject to significant uncertainty as to when, in what manner, and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities, or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets the Fund receives in connection with such exchange offer or plan of reorganization will not

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have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities the Fund receives upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Fund may be restricted from disposing of such securities.

Indexed Securities. The Fund may invest in indexed securities, whose values are linked to currencies, interest rates, commodities, indices, or other financial indicators, domestic or foreign. Many indexed securities are short to intermediate term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

Convertible Securities. Convertible securities include corporate bonds, debentures, notes, preferred stocks, and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. Convertible securities have general characteristics similar to both debt and equity securities. A convertible security generally entitles the holder to receive interest or preferred dividends paid or accrued until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities generally rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Convertible securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). Before conversion, convertible securities have characteristics similar to non-convertible obligations. The price of a convertible security to some extent varies inversely with interest rates. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also provides an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock or other equity security into which it is convertible. As the market price of the underlying equity security declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying equity security. When the market price of the underlying equity security increases, the price of a convertible security tends to rise as a reflection of the value of the underlying equity security. To obtain the higher yield, to the extent the Fund invests in convertible securities, it may be required to pay a purchase amount in excess of the value of the underlying equity security.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but lower than comparable nonconvertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and often are lower-rated securities or issued by smaller companies.

Real Estate Investment Trusts’ Securities. The Fund may invest in shares of real estate investment trusts (“REITs”), which are companies that invest primarily in real estate or real estate related securities or interests. REITs are generally classified as equity REITs, mortgage REITs, or hybrid REITs, which are a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that

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have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income primarily from interest payments. A REIT is not taxed on net income and gains it distributes to its shareholders, provided it complies with the applicable requirements of the Code. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in whose shares it invests in addition to the expenses the Fund pays directly.

Investing in REITs involves certain unique risks in addition to the risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties it owns, by changes in economic conditions generally, and by changes in the stock market. A mortgage REIT may be affected by changes in interest rates and the ability of the obligors on its portfolio mortgages to repay their obligations. REITs depend on the skills of their managers and are not diversified by industry. REITs generally depend on maintaining cash flows to repay borrowings and to make distributions to stockholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risk. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If a REIT invests in adjustable rate mortgages (so-called “ARMs”), the interest rates on which are reset periodically, yields on the REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This will cause the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources and may trade less frequently and in a more limited volume than larger company securities.

Business Development Companies. The Fund may invest in the securities of BDCs, which are investment companies whose principal business is to invest in, lend capital to, or provide services to privately held companies. The 1940 Act imposes certain requirements upon the operations of a BDC, including that BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities, and high quality debt investments that mature in one year or less. With investments in debt instruments, there is a risk that the issuer may default on its payments or declare bankruptcy. Additionally, a BDC may only incur indebtedness in amounts such that the BDC’s asset coverage equals at least 200% after such incurrence. BDCs generally invest in less mature private companies, which involve greater risk than well-established publicly traded companies. Generally, little public information exists for private companies, and there is a risk that investors may not be able to make a fully informed investment decision. These limitations on the assets that a BDC may hold and a BDC’s ability to leverage may prohibit the way that the BDC raises capital. The Fund will indirectly bear its proportionate share of any management and other operating expenses, including performance based or incentive fees charged by, the BDCs in which it invests, in addition to the expenses paid directly by the Fund. Investments made by BDCs are generally subject to legal and other restrictions on resale and are otherwise less liquid than publicly traded securities. Due to the absence of a readily ascertainable market value, and because of the inherent uncertainty of fair valuation, fair value of a BDC’s investments may differ significantly from the values that would be reflected if the securities were traded in an established market, potentially resulting in material differences between a BDC’s NAV per share and its market value. Many BDCs invest in mezzanine and other debt securities of privately held companies, which may be less liquid than other types of debt securities.

The Fund is subject to provisions of the 1940 Act that limit the amount that the Fund and its affiliates, in the aggregate, can invest in any one BDC to 3% of the BDC’s total outstanding stock. To comply with provisions of the 1940 Act, on any matter upon which the BDC shareholders are solicited to vote, the Fund’s vote of its BDC shares will normally be voted in the same general proportion as shares held by other shareholders of the BDC.

Private Investment Companies and Offshore Investment Companies. The Fund may invest in the securities of private investment companies, including hedge funds and other pooled investment vehicles, and offshore investment companies. Private investment companies are investment funds, typically organized as limited partnerships or limited liability companies, that are generally not required to register under the 1940 Act because they do not

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publicly offer their securities and are restricted as to either the number of investors permitted to invest in the fund or as to the qualifications of persons eligible to invest in the fund. As with investments in other investment companies, if the Fund invests in a private investment company, it will be charged its proportionate share of the advisory fees, including incentive compensation and other operating expenses of such company. These fees, which can be substantial, would be in addition to the advisory fees and other operating expenses incurred by the Fund. In addition, the Fund’s investments in private investment companies are subject to the 1940 Act limitations discussed above with regard to BDCs.

Private investment companies are not registered with the Securities and Exchange Commission (“SEC”) and may not be registered with any other regulatory authority. Accordingly, they are not subject to certain regulatory requirements and oversight to which registered investment companies are subject. There may be very little public information available about their investments and performance. Moreover, because sales of shares of private investment companies are generally restricted to certain qualified purchasers, such shares may be illiquid and it could be difficult for the Fund to sell its shares at an advantageous price and time. Finally, because shares of private investment companies are not publicly traded, a fair value for the Fund’s investment in these companies typically may have to be determined under policies approved by the Fund’s Board of Trustees (the “Board” or the “Trustees”).

Hedge Funds. A hedge fund is a private investment company that invests in a wide range of securities using a variety of investment strategies. The typical hedge fund has greater investment flexibility than traditional investment funds and may invest in stocks, bonds, currencies, commodities, and their derivatives and take long, short, spread, option, or other types of positions in any of these securities. As such, the Fund may be exposed to increased leverage risk. Unlike traditional asset managers, many hedge fund managers try to create value by taking positions without reference to trends in the capital markets. The Fund would typically not have the ability to direct or influence the management of the hedge funds in which it invests, so the returns on such investments will primarily depend on the performance of the hedge fund managers and could suffer substantial adverse effects by the unfavorable performance of such managers.

Offshore Investment Companies. Offshore investment companies are private funds or other pooled investment vehicles or accounts that are organized outside of the United States. Such investments may be subject to certain risks due to potentially unsettled points of applicable governing law, the risks associated with fluctuating currency exchange rates, capital repatriation regulations, the application of complex U.S. and foreign tax rules to cross-border investments, and imposition of foreign taxes on the Fund and/or investors. Further, the Fund typically would have no control over the trading policies or strategies of offshore companies and no ability to react quickly to changing investment circumstances due to their limited liquidity.

Specialty Finance Companies. The Fund may invest in the securities of specialty finance companies, which provide capital or financing to businesses and consumers within specified market segments. Specialty finance companies may be subject to greater governmental regulation than many other industries, and changes in governmental policies and the need for regulatory approval may have a material effect on the services offered by these companies. Governmental regulation may limit both the financial commitments these companies can make, including the amounts and types of loans, and the interest rates and fees they can charge. In addition, governmental regulation in certain foreign countries may impose interest rate controls, credit controls, and price controls. Specialty finance companies are subject to the risks of rapid business changes, significant competition, value fluctuations due to the concentration of loans in particular industries that are particularly sensitive to changing economic conditions (such as equipment leasing and consumer finance), and volatile performance based upon the availability and cost of capital and prevailing interest rates. Credit and other losses resulting from the financial difficulties of borrowers or other third parties may have an adverse effect on specialty finance companies.

Initial Public Offerings. The Fund may purchase securities in initial public offerings (“IPOs”). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for limited periods. In addition, the prices of securities sold in IPOs may be volatile. At any particular time or from time to time, the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. The

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investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower or higher than during periods when the Fund is able to do so. In addition, if the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Illiquid and Restricted Securities. The Fund may invest in illiquid and restricted securities without limit. An illiquid investment is an investment that the Fund reasonably expects cannot be sold in current market conditions in seven calendar days without significantly changing the market value of the investment. Restricted securities have contractual or legal restrictions on resale to the general public or certain institutions.

Illiquid and restricted securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Fund’s Board of Trustees, called fair value pricing. Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the NAV of its shares to differ from the NAV that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or next trades.

Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and subject to fair valuation risk. Investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short term needs or incurring losses on the sale of illiquid securities. Substantial illiquid positions held by the Fund could also adversely impact its ability to convert to open end status.

Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (“1933 Act”), or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

A large institutional market exists for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities, and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Fund, however, could affect adversely the marketability of such securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

Foreign Securities. Because the Fund may invest in foreign securities, either directly or through other issuers who invest in foreign securities, investment in the Fund may involve investment risks of adverse political and economic developments that are different from an investment in a fund that invests only in the securities of U.S. issuers. Such risks may include adverse movements in the market value of foreign securities during days on which the Fund’s NAV per Share is not determined, the imposition of taxes by foreign governments on dividend, interest, or capital gains income payable on the securities held in or sold from the Fund’s portfolio, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, and the adoption of other

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foreign governmental restrictions that might adversely affect the payment of dividends or principal and interest on or repatriation of proceeds from sale of securities in the Fund’s portfolio.

Securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers, and some foreign securities markets may trade a smaller number of securities or may be held by a relatively small number of persons or institutions. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation, and limitations on the use or removal of funds or other assets. Because certain foreign entities are not subject to accounting, auditing, tax, and financial reporting standards, practices and requirements comparable with those applicable to U.S. companies, there may be different types of, and lower quality, information available about a non-U.S. company than a U.S. company.

The costs associated with investment in foreign issuers, including withholding taxes, brokerage commissions, and custodial fees, are higher than those associated with investment in domestic issuers. Further, certain foreign markets may require payment for securities before delivery. Foreign securities transactions also may be subject to difficulties associated with the settlement of such transactions, including extended clearance and settlement periods. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in liability to the purchaser.

The Fund may invest in foreign securities by purchasing American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”), and International Depository Receipts (“IDRs”). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. They are, however, subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs are less likely to reflect the effect of such information. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.

Issuers of the securities underlying sponsored depositary receipts, but not unsponsored depositary receipts, are normally contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored depositary receipts without such an issuer obligation is less likely to reflect the effect of such information.

The risks of investment in foreign securities are greater for investments in emerging markets. Many emerging market countries can experience substantial, and in some periods extremely high, rates of inflation. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging markets. Economies in emerging markets generally are dependent upon international trade and, accordingly, have been and may continue to be affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade.

Because of the high levels of foreign denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins, and exports that are a major source of foreign exchange earnings. Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the foregoing risks (and the costs associated with hedging transactions) makes it difficult to hedge effectively against such risks.

To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the ability

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of the Fund to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the availability of such U.S. dollars through those channels and, if available, upon the willingness of those channels to allocate those U.S. dollars to the Fund. In such a case, the Fund’s ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If the Fund is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, the Fund’s ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price that may be required to be paid for the U.S. dollars.

In June 2016, the United Kingdom (“UK”) voted to leave the European Union (“EU”) following a referendum referred to as “Brexit.” It is expected that the UK will exit the EU within two years after invoking Article 50 of the Lisbon Treaty in March 2017; however, the exact time frame for the UK’s exit is unknown. There is still considerable uncertainty relating to the potential consequences of the withdrawal, including how the financial markets will react. In light of the uncertainties surrounding the impact of the Brexit on the broader global economy, the negative impact could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues, which could have an adverse effect on the value of the Fund’s investments.

Emerging Markets Securities. The securities markets of emerging markets are typically smaller, less developed, less liquid, and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets; enforcement of existing regulations is often limited. Investing in the securities of companies in emerging markets may entail special risks relating to the potential political and economic instability and the risks of expropriation, nationalization, confiscation, or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars, and repatriation of capital invested. In the event of such expropriation, nationalization, or other confiscation by any country, the Fund could lose its entire investment in any such country.

Many emerging market countries have little experience with the corporate form of business organization and may not have well developed corporation and business laws, concepts of fiduciary duty in the business context, or anti-fraud and anti-insider trading legislation. As such, minority shareholders may have little protection if management takes action that has an adverse impact on the securities in which the Fund invests. Some emerging markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be curtailed and prices for the Fund’s portfolio securities in such markets may not be readily available.

In addition to the risks discussed above, the Fund’s investments in other issuers that invest in emerging markets securities, including ETFs, registered and unregistered investment companies, and hedge funds, may be subject to additional risks. Certain emerging market countries require government approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, and may have less advantageous rights than the classes available for purchase by residents of the countries. These investments are also subject to risks due to the inexperience of financial intermediaries, the lack of modern technology in the foreign market, and the possibility of temporary or permanent termination of trading. Because the ETFs, registered and unregistered investment companies, and hedge funds in which the Fund may invest may not hedge against foreign currency risks, including the risk of changing currency exchange rates, the value of foreign currency denominated portfolio securities may be reduced irrespective of the underlying investment.

Canadian Income Trusts. Canadian income trusts commonly hold debt or equity securities in, or are entitled to receive royalties from, an underlying active business. The income trust structure is typically adopted by businesses that require a limited amount of capital in maintenance and that generate stable cash flows. The value of an income trust can rise or fall for the same reasons that affect equity securities or because of changes in interest rates.

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An investment in units of a Canadian income trust is not the equivalent of owning shares in a corporation, as unitholders do not have the statutory rights normally associated with owning shares in a corporation. Investments in income trusts will have varying degrees of risk depending on the sector and the underlying assets. They will also be subject to general risks associated with business cycles, commodity prices, interest rates, and other economic factors. Typically, income trusts are more volatile than fixed income securities and preferred shares. The value of income trust units may decline significantly if they are unable to meet distribution targets. To the extent that claims against an income trust are not satisfied by the trust, investors in the trust (including the Fund if it is an investor therein) could be held responsible for those claims. Certain, but not all, jurisdictions have enacted legislation to protect investors from some of this liability.

There is also a risk that the tax rules relating to income trusts may change in a way that is negative to their investors. Indeed, part of the attractiveness of Canadian income trusts to investors is that they have been treated as “mutual fund trusts” under Canadian law (and thus able to avoid Canadian income tax at the trust level). On October 31, 2006, the Canadian Minister of Finance announced a Tax Fairness Plan for Canadians. A principal component of the plan involved changing the taxation rules governing income trusts. As a result of this change in taxation rules, Canadian income trusts are now taxed as regular Canadian corporations and are now subject to “double taxation” at both the corporate level and on the income distributed to investors. In response to this change, most Canadian income trusts converted to corporations and have reduced their dividends.

Master Limited Partnerships. The Fund may invest in securities of master limited partnerships (“MLPs”), which are limited partnerships (or similar entities) in which the ownership units (e.g., limited partnership interests) are publicly traded. MLP units registered with the SEC are freely traded on a securities exchange or in the over-the-counter (“OTC”) market. Many MLPs operate in the oil and gas related businesses, including energy processing and distribution. Many MLPs are pass-through entities that generally are taxed at the unitholder level and are not subject to federal or state income tax at the entity level; annual income, gains, losses, and deductions of such an MLP pass through directly to its unitholders. Distributions from an MLP may consist in part of a return of capital. Generally, an MLP is operated under the supervision of one or more general partners and limited partners are not involved in the day-to-day management of the MLP.

Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with that industry or region. Investments held by MLPs may be relatively illiquid, limiting their ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Although unitholders of an MLP are generally limited in their liability, similar to a corporation’s shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to the unitholder even after the units are sold.

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities, which represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. Those securities may be: guaranteed by a U.S. government agency or instrumentality (such as Ginnie Mae); issued and guaranteed by a government sponsored stockholder owned corporation, though not backed by the full faith and credit of the United States (such as by Fannie Mae or Freddie Mac, and described in greater detail below); or issued by a fully private issuer. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be supported by U.S. government agency mortgage-backed securities or some form of non-governmental credit enhancement.

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Government related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include Fannie Mae and Freddie Mac. Fannie Mae is a government sponsored corporation subject to general regulation by the Federal Housing Finance Authority (“FHFA”). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions, and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. government.

Freddie Mac is a government sponsored corporation which issues Participation Certificates (“PCs”), which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the PCs it issues, but those PCs are not backed by the full faith and credit of the U.S. government.

The U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac. In addition, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock. In September 2008, the U.S. Treasury and the FHFA announced that Fannie Mae and Freddie Mac had been placed in conservatorship and no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. In addition, the problems faced by Fannie Mae and Freddie Mac resulting in their being placed into federal conservatorship and receiving significant U.S. government support have sparked serious debate among federal policy makers regarding the continued role of the U.S. government in providing liquidity for mortgage loans.

Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage securities market. In addition, changes in the market’s perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.

Because many mortgages are repaid early, the actual maturity and duration of mortgage-backed securities are typically shorter than their stated final maturity and their duration calculated solely on the basis of the stated life and payment schedule.

Mortgage-backed securities may have less potential for capital appreciation than comparable debt securities, due to prepayment risk, which is the likelihood of increased prepayments of mortgages as interest rates decline. A mortgage-backed security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security’s return to the Fund. If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which usually may be made at any time without penalty) may result in some loss of the Fund’s principal investment to the extent of the premium paid. Alternatively, in a rising interest rate environment, the value of mortgage-backed securities may be adversely affected when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security’s effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The value of mortgage-backed securities may also change due to shifts in the market’s perception of issuers and regulatory or tax changes adversely affecting the mortgage securities markets as a whole. In addition, mortgage-backed securities are subject to the credit risk associated with the performance of the underlying mortgage properties. In certain instances, third-party guarantees or other forms of credit support can reduce the credit risk.

Asset-Backed Securities. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle retail installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving consumer credit (credit card) agreements, or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans, which may be affected adversely by general

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downturns in the economy. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. Asset-backed securities are subject to the same risk of prepayment described with respect to mortgage-backed securities. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.

Certificates for Automobile Receivables (“CARS”) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing those contracts. Payments of principal and interest on the underlying contracts are passed through monthly to certificate holders and are generally guaranteed for a specified time period and amount by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying installment sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders also may experience delays in payment or losses on CARS if the trust does not realize the full amounts due on underlying installment sales contracts because of unanticipated legal or administrative costs of enforcing the contract; depreciation, damage, or loss of the vehicles securing the contract; or other factors.

Credit card receivable securities are backed by receivables from revolving credit card agreements (“Accounts”). Credit balances on Accounts are generally paid down more rapidly than automobile contracts. Most of the credit card receivable securities issued publicly to date have been pass-through certificates. In order to lengthen their maturity or duration, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder. Principal payments on the Accounts are used to fund the transfer of additional credit card charges made on the Accounts to the pool of assets supporting the securities.

Usually, the initial fixed period may be shortened if specified events occur which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. An issuer’s ability to extend the life of an issue of credit card receivable securities thus depends on the continued generation and repayment of principal amounts in the underlying Accounts and the non-occurrence of the specified events. The non-deductibility of consumer interest, as well as competitive and general economic factors, could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, thereby shortening the expected weighted average life of the related security and reducing its yield. An acceleration in cardholders’ payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related security could have a similar effect on its weighted average life and yield.

Credit cardholders are entitled to the protection of state and federal consumer credit laws. Many of those laws give a holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike the collateral for most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

The Fund may invest in trust preferred securities, which are a type of asset-backed security. Trust preferred securities represent interests in a trust formed by a parent company to finance its operations. The trust sells preferred shares and invests the proceeds in debt securities of the parent. This debt may be subordinated and unsecured. Dividend payments on the trust preferred securities match the interest payments on the debt securities; if no interest is paid on the debt securities, the trust will not make current payments on its preferred securities. Unlike typical asset-backed securities, which have many underlying payors and are usually over-collateralized, trust preferred securities have only one underlying payor and are not over-collateralized. Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment. If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, which could result in a loss to the Fund.

Direct Debt Instruments. Direct debt instruments (which may be whole loans or loan participations) are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates or to other parties. Investors in loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. Direct debt instruments may not be rated by any nationally recognized statistical rating service. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that

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the liquidation of collateral from a secured loan would satisfy the borrower’s obligation or that the collateral could be liquidated. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the purchaser in the event of fraud or misrepresentation.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, delayed funding loans, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid. If the Fund invests in these types of loans, it will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.

Senior Loans. “Senior Loans” are loans and loan participations (collectively, “Loans”) that are senior secured floating rate Loans. Senior Loans are made to corporations and other non-governmental entities and issuers. Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends and, to a lesser extent, internal growth and for other corporate purposes. Senior Loans typically have rates of interest that are determined daily, monthly, quarterly or semi-annually by reference to a base lending rate plus a premium or credit spread. Base lending rates in common usage today are primarily the London-Interbank Offered Rate (“LIBOR”) and secondarily the prime rate offered by one or more major U.S. banks (“Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

Second Lien and other Secured Loans. “Second Lien Loans” are “second lien” secured floating rate Loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Second Lien Loans are second in right of payment to one or more Senior Loans of the related borrower. Second Lien Loans typically are secured by a second priority security interest or lien on specified collateral securing the borrower’s obligation under the Loan and typically otherwise have similar protections and rights as Senior Loans. Second Lien Loans are not (and by their terms cannot become) subordinated in right of payment to any obligation of the borrower other than its Senior Loans. Second Lien Loans, like Senior Loans, typically have adjustable floating rate interest payments. Because Second Lien Loans are second to Senior Loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk.

The Fund may also invest in secured Loans other than Senior Loans and Second Lien Loans (“Other Secured Loans”). Other Secured Loans are made by and to public and private corporations and other entities and issuers for a variety of purposes and may rank lower in right of payment to one or more Senior Loans and Second Lien Loans of the borrower. Other Secured Loans typically are secured by a lower priority security interest or lien on specified collateral securing the borrower’s obligation under the Loan and typically have more subordinated protections and rights than Senior Loans and Second Lien Loans. Other Secured Loans may become subordinated in right of

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payment to more senior obligations of the borrower issued in the future. Other Secured Loans may have fixed or adjustable floating rate interest payments. Because Other Secured Loans rank in payment order behind Senior Loans and Second Lien Loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting that additional risk.

Second Lien Loans and Other Secured Loans generally are of below investment grade quality. Other than their subordinated status, Second Lien Loans and Other Secured Loans have many characteristics similar to Senior Loans discussed above. As in the case of Senior Loans, the Fund may purchase interests in Second Lien Loans and Other Secured Loans through assignments or participations.

Mezzanine Securities. Mezzanine securities are loans, debt securities, convertible securities, and preferred stocks issued by corporations and other business organizations for a variety of business purposes. Mezzanine securities other than preferred stocks generally are of below investment grade quality and frequently are unrated. Mezzanine securities may be unsecured and may be issued with equity participation features such as (1) convertibility or (2) being “stapled” to senior equity securities, common stock, or warrants. Mezzanine securities typically are subordinated to other obligations within a company’s capital structure and often may be the most subordinate interest other than common stock. Mezzanine securities may pay floating or fixed rates of interest or dividends.

Because of the additional credit and other risks involved in mezzanine securities, they generally pay higher interest or dividend rates than more senior obligations but expose the holder to a substantially greater degree of risk that the cash flow of the borrower (issuer in the case of preferred stock) and the property securing the loan or stock, if any, may be insufficient to make scheduled payments after giving effect to any senior obligations of the borrower. Mezzanine securities, generally except preferred stocks, are also often expected to be a highly illiquid investment. Mezzanine debt securities will be subject to certain additional risks to the extent that such Loans may not be protected by financial covenants or limitations upon additional indebtedness.

Investment in mezzanine securities is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of obligations. The Fund may invest in mezzanine securities of both public and private companies. To the extent that the Fund invests in mezzanine securities of companies that do not publicly report financial and other material information, it will likely assume an even greater degree of investment risk and may be unable to obtain and evaluate applicable information concerning such companies’ creditworthiness.

Structured Notes and Related Instruments. The Fund may invest in “structured” notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market, or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies, frequently in the form of medium term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured instruments also may involve significant credit risk and risk of default by the counterparty. Although structured instruments are not necessarily illiquid, many structured instruments are illiquid. Like other sophisticated strategies, the Fund’s use of structured instruments may not work as intended. If the value of the embedded index changes in a manner other than that expected, principal and/or interest payments received on the structured instrument may be

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substantially less than expected. Also, if structured instruments are used to reduce the duration of the Fund’s portfolio, this may limit the Fund’s return when having a longer duration would be beneficial (for instance, when interest rates decline).

Borrowing. Effective July 28, 2016, the Fund entered into a liquidity agreement (the “Liquidity Agreement”) with State Street Bank and Trust Company (“SSB”), the Fund’s custodian and securities lending agent, replacing a prior credit facility the Fund had with a different bank. The Liquidity Agreement allows the Fund to draw up to $35 million (maximum liquidity commitment) and includes a securities lending authorization by the Fund to SSB to engage in agency securities lending and reverse repurchase activity.

Interest is charged on the drawn amount at the rate of one-month LIBOR (London Interbank Offered Rate) plus 1.20% per annum, and is payable monthly. A non-usage fee is charged on the difference between the maximum liquidity commitment and the drawn amount at the rate of one-month LIBOR plus 0.07% per annum, and is payable monthly.

Generally, the Fund pledges its assets as collateral to secure its obligations under the Liquidity Agreement and makes these assets available for securities lending and repurchase transactions initiated by SSB, although the Fund retains the risks and rewards of the ownership of assets pledged. Under the terms of the Liquidity Agreement, the Fund may enter into securities lending transactions initiated by SSB, acting as the Fund’s authorized securities lending agent. All securities lent through SSB are required to be secured with cash collateral received from the securities lending counterparty in amounts at least equal to 100% of the initial market value of the securities lent. Cash collateral received by SSB, in its role as securities lending agent for the Fund, is credited against the amounts drawn under the Liquidity Agreement. Any amounts credited against the Liquidity Agreement are considered leverage and would be subject to various limitations in the Liquidity Agreement and the 1940 Act, or both. Upon return of loaned securities, SSB will return collateral to the securities lending counterparty and may fund the amount of collateral returned through securities lending, repurchase, and/or other lending activities provided under the Liquidity Agreement. Amounts paid by securities lending counterparties for loaned securities are retained by SSB.

In the event of a securities lending counterparty default, SSB is obligated to indemnify the Fund for certain losses that may arise in connection with the default and SSB may use the collateral received from the securities lending counterparty to purchase replacement securities of the same issue, type, class, and series of the loaned securities. If the value of the collateral is less than the purchase cost of the replacement securities, SSB is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of the collateral. Although the risk of the loss of the securities lent can be mitigated by receiving collateral from the securities lending counterparty and through SSB indemnification, the Fund could experience a delay in recovering securities or could experience a lower than expected return if the securities lending counterparty fails to return the securities on a timely basis. As of September 30, 2017, there were no loaned securities under this arrangement.

Portfolio Lending Transactions. In addition to the securities lending activities under the Liquidity Agreement with SSB, the Fund may lend its securities to broker-dealers or institutional investors for their use relating to short sales or other security transactions. The Fund will continue to be entitled to payments in amounts equal to the interest, dividends, or other distributions payable on loaned securities, which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral. Loans of portfolio securities may not exceed 33 1⁄3% of the value of the Fund’s total assets. Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Generally, the SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% cash or equivalent collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as any dividends, interest, or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Fund must be able to vote proxies on loaned voting securities, either by terminating the loan or by entering into an alternative arrangement with the borrower. If the regulatory requirements pertaining to portfolio securities lending were to change, the Fund would comply with such changes as required.

16

The major risk to the Fund of a portfolio lending transaction is the risk that the borrower would fail financially at a time when the value of the security increases. In addition, should the borrower become insolvent, the Fund could be faced with loss of rights in the collateral.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date, and interest payment. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage described under “Special Considerations and Risk Factors—Leverage and Borrowing Risk” in the Prospectus, since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. At the time the Fund enters into a reverse repurchase agreement, it may establish and maintain a segregated account with its custodian containing liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Fund for the purpose of its limitation on borrowings; however, if the Fund does not establish and maintain such a segregated account, entry into a reverse repurchase agreement will be considered a borrowing for that purpose. Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the price of the securities the Fund sold. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Warrants and Rights. Warrants and rights may be acquired by the Fund in connection with other securities or separately. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities at a later date. Rights are similar to warrants but typically are issued by a company to existing holders of its stock and provide those holders the right to purchase additional shares of stock at a later date. Rights also normally have a shorter duration than warrants. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrants’ and rights’ expiration date since warrants and rights cease to have value if they are not exercised prior to their expiration date. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrants or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.

Options, Futures, and Forward Currency Contract Strategies.

Subject to the Fund’s fundamental investment restrictions, the Fund may purchase and sell options (including options on commodities, currencies, securities, and financial indices), futures contracts (including futures contracts on commodities, currencies, securities, and financial indices) (“futures”), options on futures, and forward currency contracts (collectively, “Financial Instruments”) in an attempt to enhance returns by speculation or for hedging purposes. Certain special characteristics of and risks associated with the use of these instruments by the Fund are discussed below. See “Investment Restrictions.”

Regulation of the Use of Financial Instruments Strategies. In addition to the investment guidelines (described below) adopted by the Fund to govern investment in Financial Instruments, the use of options, futures, and forward currency contracts is subject to the applicable regulations of the SEC, the several options and futures exchanges upon which such instruments may be traded, the Commodities Futures Trading Commission (the “CFTC”) and various state regulatory authorities. The Fund’s ability to use Financial Instruments may be limited by market

17

conditions, regulatory limits, and tax considerations, and the Fund might not employ any of the strategies described above. There can be no assurance that any strategy used will be successful. The Fund’s ability to successfully utilize these instruments may depend on the Investment Manager’s ability to predict accurately movements in the prices of the assets underlying the Financial Instruments and movements in securities, interest rates, and currency exchange rates. There can be no assurance that a liquid secondary market for options and futures will always exist, and the historical correlations of the assets underlying the Financial Instruments and Fund objectives may be imperfect. There can be no assurance that the techniques described herein will provide adequate hedging or speculative returns or that such techniques are or will be actually or effectively available due to liquidity, costliness, or other factors. Hedging maneuvers may fail or actually increase risk, and investors should not assume the availability of any of the hedging opportunities described herein. In any event, the Fund might not use any hedging techniques, as described herein or otherwise. It also may be necessary to defer closing out a position to avoid adverse tax consequences.

The Fund does not currently intend to purchase or sell commodities but may do so in the future. The value of commodities and commodity related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities.

The Investment Manager currently intends to operate the Fund in compliance with the requirements of Rule 4.5 of the CFTC regulations under the Commodity Exchange Act (the “CEA”). As a result, the Fund is not deemed to be a “commodity pool” under the CEA and will be limited in its ability to use futures and options on futures or commodities or engage in swap transactions for other than bona fide hedging purposes, to the extent such transactions are permitted under the investment policies. Provided the Fund operates within the limits of Rule 4.5, the Investment Manager will be excluded from registration with the CFTC and regulation under the CEA and the Investment Manager will not be deemed to be a “commodity pool operator” with respect to the operations of the Fund. If the Fund were no longer able to claim the exclusion, the Fund and the Investment Manager, to the extent trading in commodity interests, would be subject to regulation under the CEA.

To the extent the Investment Manager can no longer rely on the Rule 4.5 exclusion, the impact to the Fund of CFTC requirements is uncertain. CFTC mandated disclosure, reporting and recordkeeping obligations would apply with respect to the Fund. Being required to register as a “commodity pool operator” could reduce investment returns or limit the Fund’s ability to implement its investment strategy.

In addition to the products, strategies, and risks described below, the Investment Manager may discover additional opportunities in connection with Financial Instruments. These new opportunities may become available, as regulatory authorities broaden the range of permitted transactions and as new types of Financial Instruments are developed. The Investment Manager may seek to utilize these opportunities to the extent they are consistent with the Fund’s investment objectives and are permitted by the Fund’s investment limitations and applicable regulatory authorities.

Cover for Financial Instruments Strategies. The Fund will seek to comply with SEC guidelines regarding cover for these instruments and will seek, if the guidelines so require, to (1) set aside or segregate cash or liquid securities the value of which is marked to the market daily in the prescribed amount or (2) enter into offsetting (“covered”) positions in securities, currencies, or other options or futures contracts. Assets used for cover cannot be sold or closed while the position in the corresponding instrument is open, unless they are replaced with other appropriate assets. The commitment of some portion of the Fund’s assets as cover could impede portfolio management or the Fund’s ability to meet current obligations.

Currency Options and Related Risks. The Fund may take positions in options on currencies to enhance returns by speculation or to hedge against the risk of currency exchange rate fluctuations on foreign securities that the Fund holds in its portfolio or that it intends to purchase. For example, if the Fund enters into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if the Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, the Fund could hedge against such a decline by purchasing a put option on that foreign currency. The Fund’s ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. Although many options on

18

currencies are exchange traded, the majority are traded on the OTC market. In addition, options on currencies are affected by all of those factors that influence currency exchange rates and investments generally.

The value of a currency option depends upon the value of the underlying currency relative to other currencies. As a result, the price of the option position may vary with changes in the value of either or both currencies or baskets of currencies and may have no relationship to the investment merits of a foreign security. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for currencies or any regulatory requirement that quotations available through dealers and other market resources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (that is, less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

Special Characteristics and Risks of Options Trading. In considering the Fund’s use of options, particular note should be taken of the following:

(1)

The value of an option position reflects, among other things, the current market price of the underlying commodity, currency, security, financial index, or other underlying instrument (each, an “underlying instrument”), the time remaining until expiration, the relationship of the exercise price to the market price, supply and demand, the historical price volatility of the underlying instrument, and general market conditions. For this reason, the successful use of options depends upon the Investment Manager’s ability to forecast the direction of price fluctuations in the underlying instrument.

(2)

Options normally have expiration dates extending up to three years. The exercise price of the options may be below, equal to, or above the current market value of the underlying instrument during the term of the option. Purchased options that expire unexercised have no value. Unless an option purchased by the Fund is exercised or unless a closing transaction is effected with respect to that position, the Fund will realize a loss in the amount of the premium paid and any transaction costs.

(3)

A position in an exchange listed option may be closed out only on an exchange that provides a secondary market for identical options and, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. Closing transactions may be effected with respect to options traded in the OTC markets only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Since there can be no assurance that dealers will be willing to enter into, or be capable of entering into, closing transactions with the Fund, there can be no assurance that the Fund would be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the counterparty to an OTC option, the Fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, which may result in the Fund having to exercise those options that it has purchased in order to realize any profit. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund may maintain a covered position with respect to call options it writes on an instrument, it may not sell the underlying instrument (or invest any cash or securities used to cover the option) during the period it is obligated under such option. This requirement may impair the Fund’s ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

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(4)

Securities index options are settled exclusively in cash. If the Fund writes a call option on an index, it cannot cover its obligation under the option by holding the underlying securities. In addition, a holder of a securities index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change.

(5)

The Fund’s activities in the options markets may result in a higher portfolio turnover rate (which in turn may result in recognition of capital gains, some of which may be short term, that will be taxable to shareholders, as ordinary income in the case of short term capital gains, when distributed to them) and additional brokerage costs; however, the Fund also may save on commissions by using options rather than buying or selling individual securities in anticipation or as a result of market movements.

Futures and Related Options Strategies. The Fund may engage in futures strategies for hedging purposes, to attempt to reduce the overall investment risk that would normally be expected to be associated with ownership of the securities in which it invests (or intends to acquire), or to enhance returns by speculation that may increase such risk. Such strategies may involve, among other things, using futures strategies to manage the effective duration of the Fund’s portfolio of debt securities. If the Investment Manager wishes to shorten the Fund’s effective duration, the Fund may sell an interest rate futures contract or a call option thereon or may purchase a put option on such futures contract. If the Investment Manager wishes to lengthen the Fund’s effective duration, the Fund may buy an interest rate futures contract or a call option thereon or may sell a put option on such futures contract. Futures contracts and options thereon can also be purchased and sold to attempt to enhance income or returns by speculation. The Fund may purchase or sell futures contracts or options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance returns by speculation.

The Fund may use interest rate futures contracts and options thereon to position its portfolio with respect to anticipated changes in the general level of interest rates. The Fund may purchase an interest rate futures contract when it intends to purchase debt securities but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of the debt security that the Fund intends to purchase in the future. A rise in the price of the debt security prior to its purchase may either be offset by an increase in the value of the futures contract purchased by the Fund or avoided by taking delivery of the debt securities under the futures contract. Conversely, a fall in the market price of the underlying debt security may result in a corresponding decrease in the value of the futures position. The Fund may sell an interest rate futures contract in order to continue to receive the income from a debt security, while endeavoring to avoid part or all of the decline in market value of that security that may accompany an increase in interest rates.

The Fund may purchase a call option on an interest rate futures contract to benefit by a market advance in debt securities that the Fund plans to acquire at a future date. The purchase of a call option on an interest rate futures contract is analogous to the purchase of a call option on an individual debt security, which can be used as a temporary substitute for a position in the security itself. The Fund also may write put options on interest rate futures contracts to enhance returns and may write call options on interest rate futures contracts to offset an anticipated decline in the price of debt securities held in its portfolio. The Fund also may purchase put options on interest rate futures contracts in order to hedge against a decline in the value of debt securities held in its portfolio or to enhance returns by speculation.

The Fund may sell securities index futures contracts in anticipation of a general market or market sector decline. To the extent that a portion of the Fund’s portfolio correlates with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if the Fund correctly anticipates a general market decline and sells securities index futures to benefit by this anticipated movement, the gain in the futures position may potentially offset some or all of the decline in the value of the portfolio. The Fund may purchase securities index futures contracts if a general market or market sector advance is anticipated. Such a purchase of a futures contract could serve as a temporary substitute for the purchase of individual securities, which securities then may be purchased in an orderly fashion or as part of an attempt to seek capital gain by speculation. This strategy may minimize the effect of all or part of an increase in the market price of securities that the Fund intends to purchase. A rise in the price of the securities would be intended to be offset wholly or in part by gains in the futures position.

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As in the case of a purchase of a securities index futures contract, the Fund may purchase a call option on a securities index futures contract on speculation for capital appreciation or as a hedge against a market advance in securities that the Fund plans to acquire at a future date. The purchase of put options on securities index futures contracts can be analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss may be incurred by the Fund as part of an attempt to seek capital gain by speculation.

The Fund may sell currency futures contracts to benefit from variations in the exchange rate of currencies in relation to the U.S. dollar, another currency, or a basket of currencies. In addition, the Fund may sell currency futures contracts when the Investment Manager anticipates a weakening of a currency exchange rate that could adversely affect the market value of the Fund’s securities holdings or interest or dividend payments to be received in a foreign currency or to enhance return by speculation. The sale of a futures contract on the foreign currency in which a security is denominated may reduce the risk to the Fund of a reduction in market value caused by foreign currency exchange rate variations and, by so doing, provide an alternative to the liquidation of the security and resulting transaction costs. When the Investment Manager anticipates a foreign currency exchange rate increase while intending to invest in a security denominated in that currency, the Fund may purchase a foreign currency futures contract to benefit from the increased rates pending completion of the anticipated transaction. Such a purchase may serve as a temporary measure to protect the Fund against any rise in the foreign currency exchange rate that may add additional costs to acquiring the foreign security position. The Fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign currency exchange rate at limited risk. The Fund may purchase a call option on a currency futures contract to benefit from a rise in the currency exchange rate while intending to invest in a security denominated in a related currency or to enhance returns by speculation. The Fund may purchase put options on currency futures contracts to benefit from a decline in ta currency exchange rate or to enhance returns by speculation. The Fund may write a put option on a currency futures contract and may write a call option on a currency futures contract as an income or capital appreciation strategy.

The Fund may also use these instruments to enhance income or return by speculation, for example by writing options on futures contracts. In addition, the Fund can use these instruments to change its exposure to securities or interest or currency exchange rate changes, for example, by changing the Fund’s exposure from one currency exchange rate to another.

The Fund also may write put options on a futures contract while, at the same time, purchasing call options on the same futures contract in order to synthetically create a futures contract. The options will typically have the same strike prices and expiration dates.

The Fund may purchase and write straddles on futures contracts. A long straddle is a purchase of a combination of a call and a put on the same futures contract. The Fund normally will profit from a long straddle if the underlying futures contract changes in price more than the cost of the options before the expiration or close of the straddle. A short straddle is a sale combination of a call and a put on the same futures contract. The Fund normally will profit from short straddles if the underlying futures contract changes in price less than the proceeds of the option sales before the expiration or close of the straddle. In the case of a short straddle, the Fund normally will set aside cash or segregate cash or liquid assets equivalent in value to the amount, if any, by which the put is “in-the-money,” that is, that amount by which the exercise price of the put exceeds the current market value of the underlying futures contract.

Closing Futures and Related Options Transactions. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, the Fund normally segregates or sets aside in the name of the futures broker through whom the transaction is effected an amount of cash or liquid securities generally equal to 10% or less of the contract value, which is marked to the market daily. This amount is known as “initial margin.” When writing a call or a put option on a futures contract and certain options on currencies, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not involve borrowing to finance the futures or options transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called “variation margin,” to and from

21

the broker, are made on a daily basis as the value of the futures or options position varies, a process known as “marking to the market.” For example, when the value of a contract purchased by the Fund rises, it receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, the Fund is normally required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the transaction but rather represents a daily settlement of the Fund’s obligations to or from a clearing organization.

Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or option on a futures contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for the Fund to close a position, and, in the event of adverse price movements, it may have to make daily cash payments of variation margin (except in the case of purchased options).

Special Characteristics and Risks of Futures and Related Options Trading. In considering the Fund’s use of futures contracts and options, particular note should be taken of the following:

(1)

Futures and options are highly speculative and aggressive instruments. Successful use by the Fund of futures contracts and options may depend upon the Investment Manager’s ability to predict movements in the direction of the overall commodities, currencies, securities, and financial markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, these contracts relate not only to the current price level of the underlying instrument but also to the anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the contract will not correlate with the movements in the prices of the underlying instrument or the Fund’s portfolio securities. For example, if the price of a securities index futures contract moves less than the price of the securities, the correlation will be imperfect. Further, if the price of the securities has moved in an unfavorable direction, the Fund may be in a better position than if it had not used the contract at all. If the price of the securities has moved in a favorable direction, the advantage may be partially offset by losses in the contract position. In addition, if the Fund has insufficient cash, it may have to borrow or sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, the Fund may need to sell assets at a time when such sales are disadvantageous to it. If the price of the contract moves more than the price of the underlying securities, the Fund can experience either a loss or a gain on the contract that may or may not be completely offset by movements in the price of the securities.

(2)

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures or options position and the underlying instruments, movements in the prices of these contracts may not correlate perfectly with movements in the prices of the underlying instruments due to price distortions in the futures and options market. There may be several reasons unrelated to the value of the underlying instruments that cause this situation to occur. First, as noted above, all participants in the futures and related options market are subject to initial and margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts or options through offsetting transactions, distortions in the normal price relationship between the underlying instrument and the futures and options markets may occur. Second, because the margin deposit requirements in the futures and related options market may be more or less onerous than margin requirements in the underlying instrument, there may be increased

22

participation by speculators in the market with less onerous than margin requirements; such speculative activity in one market also may cause temporary price distortions in the related market. As a result, a correct forecast of general market trends may not result in successful use of futures contracts or options over the short term. In addition, activities of large traders in both the futures and related options market and markets for the underlying instrument involving arbitrage and other investment strategies may result in temporary price distortions.

(3)

Positions in futures contracts and options on futures may be closed out only on an exchange or board of trade that provides a secondary market for such contracts, and there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a position, and in the event of adverse price movements, the Fund may continue to be required to make variation margin payments.

(4)

Future and options on futures contracts have limited life. The ability to establish and close out futures and options on futures may be subject to the maintenance of liquid secondary markets on the relevant exchanges or boards of trade.

(5)

Purchasers of options on futures contracts pay a premium at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when the Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract may result in a loss to the Fund when the use of a futures contract may not, such as when there is no movement in the level of the underlying instrument.

(6)

The Fund’s activities in the futures and options on futures markets may result in additional portfolio turnover, taxes, and transaction costs i; however, the Fund also may save on brokerage commissions and dealer spreads by using futures contracts or options thereon rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.

Special Risks Related to Currency Futures Contracts and Related Options. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with currency futures contracts and their use similar to those associated with options on currencies described above.

Options on currency futures contracts may involve certain additional risks. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Compared to the purchase or sale of currency futures contracts, the purchase of call or put options thereon involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a currency futures contract may result in a loss, such as when there is no movement in the price of the underlying currency or futures contract, when the purchase of the underlying futures contract may not result in such a loss.

Forward Currency Contracts. The Fund may use forward currency contracts to protect against uncertainty in the level of future currency exchange rates or to enhance returns by speculation. The Fund may also use forward currency contracts in one currency or basket of currencies to attempt to benefit by fluctuations in the value of securities denominated in a different currency if the Investment Manager anticipates that there may be a correlation between the two currencies.

The Fund may enter into forward currency contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds or anticipates purchasing, it may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign

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currency, of the amount of foreign currency involved in the underlying transaction. The forward contract normally will be able to protect the Fund to some extent against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared or accrues, and the date on which the payments are made or received. The Fund also may use forward currency contracts in connection with portfolio positions.

The Fund also may use forward currency contracts to shift its exposure from one foreign currency to another. For example, if the Fund owns securities denominated in a foreign currency and the Investment Manager believes that currency may decline relative to another currency, it might enter into a forward contract to sell the appropriate amount of the first currency with payment to be made in the second currency. Transactions that use two foreign currencies are sometimes referred to as “cross hedging.” Use of a different foreign currency magnifies the Fund’s exposure to foreign currency exchange rate fluctuations. The Fund also may purchase forward currency contracts to enhance income when the Investment Manager anticipates that the foreign currency may appreciate in value, but securities denominated in that foreign currency do not present attractive investment opportunities.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies can change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of a security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of a portfolio security if the market value of the security exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short term currency market movements is difficult, and the successful execution of a short term strategy is uncertain. Forward contracts involve the risk that anticipated currency movements may not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. Under normal circumstances, consideration of the prospects for currency parities may be incorporated into the longer term investment decisions made with regard to overall diversification or other investment strategies.

At or before the maturity date of a forward contract requiring the Fund to sell a currency, it may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which it is entitled to obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund may realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to the Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although the use of forward currency contracts for hedging may limit the risk of loss due to a decline in the value of the hedged currencies, at the same time it limits any potential gain that might result should the value of the currencies increase.

The Fund may convert a currency into another currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Recent Market Conditions. Recent financial crises in the U.S. and many foreign economies, including the European sovereign debt and banking crisis, resulted in a high degree of volatility in the financial markets and the

24

economy at large. Both domestic and international equity and fixed income markets experienced heightened volatility and turmoil. It is uncertain as to whether these conditions will reemerge.

In response to such financial crises, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) initiated a revision of the U.S. financial regulatory framework that will continue to unfold over several years. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the Fund may invest, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that are still unforeseeable. Full compliance with some of the implementing regulations is not yet required. Accordingly, the ultimate impact of the Dodd-Frank Act, including on the derivative instruments in which the Fund may invest, is not yet certain.

The statutory provisions of the Dodd-Frank Act change in several respects the ways in which investment products are marketed, sold, settled, or terminated. In particular, the Dodd-Frank Act mandates the elimination of references to credit ratings in numerous securities laws, including the 1940 Act. Certain swap derivatives have been and other derivatives may be mandated for central clearing under the Dodd-Frank Act, which likely will require technological and other changes to the operations of funds governed by the 1940 Act and the market in which they will trade. Central clearing also entails the use of assets of a 1940 Act fund to satisfy margin calls and this may have an effect on the performance of such a fund. The regulators have not yet issued final regulations implementing all of the Dodd-Frank Act’s margin requirements and clearing mandates. Margin requirements for cleared derivatives will possibly be imposed by clearing organizations and for uncleared derivatives by regulators. Acceptable collateral for these purposes will likely be limited to high-quality, highly liquid instruments, some of which may be credited at less than current market value when posted as margin. These factors could lead to an increasing scarcity of acceptable collateral to post as margin for derivatives, which has the potential to increase the cost of entering into certain derivative transactions.

The regulators that have been charged with the responsibility for implementing the Dodd-Frank Act (i.e., the SEC and the CFTC) have been active in proposing and adopting regulations and guidance on the use of derivatives by 1940 Act funds. In 2012, the CFTC adopted a revision to one of its rules that may either restrict the use of derivatives by a 1940 Act fund or require the fund’s adviser to register as a commodity pool operator. The SEC is reviewing its current guidance on the use of derivatives by 1940 Act funds and may issue new guidance. It is not clear whether or when such new guidance will be published or what the content of such guidance may be.

At this time, it is difficult to predict the legislative and regulatory changes that may result from the combination of a new President of the United States and the first year since 2010 in which both Houses of Congress and the White House have majority members from the same political party. In recent years, however, both the new President and senior members of the House of Representatives have advocated for significant reduction of financial services regulation, which include amendments to the Dodd-Frank Act, as well as tax reformation. The new administration and Congress may also cause broader economic changes in governing ideology and governing style. There is uncertainty regarding how the financial markets will react to any change.

INVESTMENT RESTRICTIONS

The following are fundamental investment restrictions of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, voting as a single class, and the approval of the holders of a majority of the Fund’s preferred stock, if any, voting as a separate class. A “majority of the Fund’s outstanding voting securities” for this purpose and under the 1940 Act means the lesser of (1) 67% or more of the Fund’s shares present at a meeting if more than 50% of the outstanding shares of the Fund are present and represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. The Fund may not:

(1)

Purchase or sell real estate, except (a) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (b) that the Fund may invest in securities of issuers that deal or invest in real estate, and (c) that the Fund may purchase securities secured by real estate or interests therein;

25

(2)

Purchase or sell commodities, except (a) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, and (b) that the Fund may engage in commodities, financial, and currency futures contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool or a commodity pool operator under the Commodity Exchange Act;

(3)	Borrow money or issue senior securities, as defined in the 1940 Act, except as permitted by the 1940 Act;

(4)

Lend securities or make loans to others, except to the extent permitted under the 1940 Act. For purposes of this investment restriction, the purchase of debt obligations (including acquisition of loans, loan participations or other forms of debt instruments) and other securities and instruments and the entry into repurchase agreements and similar arrangements shall not constitute loans by the Fund;

(5)

Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in connection with buying, selling or otherwise transacting in portfolio securities and in connection with mergers, acquisitions, spin-offs, reorganizations, and other transactions involving the Fund; or

(6)

Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities or other issuers not considered to be members of any industry by applicable authority, or repurchase agreements collateralized by any of such securities).

If a percentage restriction under one of the Fund’s investment policies or restrictions or the use of assets set forth in the Prospectus or this SAI is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation of such policy, restriction, or use (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

FUND COMPLEX

The investment companies advised by affiliates of the Investment Manager (“Fund Complex”) are:

(1)	Dividend and Income Fund (closed end investment company)
(2)	Foxby Corp. (closed end investment company)
(3)	Midas Series Trust (open end investment company with two series: Midas Fund and Midas Magic)

MANAGEMENT OF THE FUND

Board of Trustees and Executive Officers. The Fund’s Board is responsible for the overall management and supervision of the Fund. The Board elects the officers of the Fund and also approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows: Bexil Advisers LLC, the Investment Manager; Ultimus Asset Services, LLC, accounting agent; Tait, Weller & Baker LLP, independent registered public accounting firm; American Stock Transfer & Trust Company, LLC, transfer agent and registrar, and agent for the Fund’s Dividend Reinvestment Plan; SSB and its global subcustodial network, the custodian of the Fund’s securities (“Custodian”); and SSB, the Fund’s securities lending counterparty and provider of credit facilities.

The Board of Trustees consists of four members and is divided into three separate classes, designated Class I, Class II, and Class III. The trustees and their respective classes are as follows: Class I - Mr. Bruce B. Huber; Class II - Messrs. Peter K. Werner and Thomas B. Winmill; and Class III - Mr. Jon Tómasson. The trustees of each class serve for terms of three years and then carryover until their successors are elected and qualify. The terms of the

26

members of each class are staggered, so that each year the members of a different class are normally elected at the annual meeting of shareholders.

The names of the Trustees and executive officers of the Fund, and their respective offices, dates of birth, and principal occupations during the last five years are set forth below.

Name, Address(1) and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During Past 5 Years(3)
Independent Trustees(4)
Bruce B. Huber, CLU, ChFC, MSFS February 7, 1930	Trustee (Class I)	Fund: Since May 2012 (current term ends at the 2018 annual meeting); Predecessor Fund: Since February 2011	Retired. Mr. Huber is a former Financial Representative with New England Financial, specializing in financial, estate, and insurance matters. He is a member of the Board, emeritus, of the Millbrook School, and Chairman of the Endowment Board of the Community YMCA of Red Bank, NJ.	4	None

Jon Tómasson September 20, 1958	Trustee (Class III)	Since March 2017 (current term ends at the 2020 annual meeting)	Since 2002, Mr. Tómasson has served as the Chief Executive Officer of Vinland Capital Investments, LLC, a real estate investment company that he founded. Prior to starting Vinland, Mr. Tómasson was a principal with Cardinal Capital Partners, a leading investor in single-tenant net-leased property, and served as a Vice President at Citigroup in the Global Real Estate Equity and Structured Finance group, part of the Real Estate Investment Bank, with both transactional and various management responsibilities.	4	Eagle Bulk Shipping Inc.(7)

Peter K. Werner August 16, 1959	Trustee (Class II)	Fund: Since May 2012	Since 1996, Mr. Werner has taught, directed, and	4	None

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Name, Address(1) and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During Past 5 Years(3)
		(current term ends at the 2019 annual meeting); Predecessor Fund: Since February 2011 coached many programs at The Governor’s Academy of Byfield, MA. Currently, he teaches economics and history at The Governor’s Academy. Previously, he held the position of Vice President in the Fixed Income Departments of Lehman Brothers and First Boston. His responsibilities included trading sovereign debt instruments, currency arbitrage, syndication, medium term note trading, and money market trading.

Interested Trustee(5)(6)

Thomas B. Winmill, Esq. June 25, 1959	Trustee (Class II); Chairman, President, Chief Executive Officer, Chief Legal Officer	Fund: Since May 2012 (current term ends at the 2019 annual meeting); Predecessor Fund: Since February 2011	Mr. Thomas Winmill is Chairman, President, Chief Executive Officer, Chief Legal Officer, and a Trustee or Director of the Fund, Foxby Corp., and Midas Series Trust. He is President, Chief Executive Officer, and Chief Legal Officer of the Investment Manager and Midas Management Corporation (registered investment advisers, collectively, the “Advisers”), Bexil Securities LLC and Midas Securities Group, Inc. (registered broker-dealers, collectively, the “Broker-Dealers”), Bexil Corporation (“Bexil”), and Winmill & Co. Incorporated (“Winco”). He is a Director of Global Self Storage, Inc. (“Global”) He is	4	Global Self Storage, Inc. Eagle Bulk Shipping Inc.(7)

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Name, Address(1) and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During Past 5 Years(3)
Chairman of the Investment Policy Committee of each of the Advisers (the “IPCs”), and he is a portfolio manager of the Fund, Midas Fund, Midas Magic, and Foxby Corp. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute.

Name, Address(1) and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Executive Officers who are not Trustees
Thomas O’Malley July 22, 1958	Chief Financial Officer, Chief Accounting Officer, Treasurer, and Vice President	Since February 2011	Chief Financial Officer, Chief Accounting Officer, Treasurer, and Vice President of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, Bexil, Global, Tuxis Corporation (“Tuxis”), and Winco. He is a certified public accountant.

Russell L. Kamerman, Esq. July 8, 1982	Chief Compliance Officer Secretary and General Counsel	Since December 2014 Since September 2017	Mr. Kamerman serves as Chief Compliance Officer, Secretary, and General Counsel of the other investment companies in the Fund Complex, the Advisers, and Bexil. He is Assistant Chief Compliance Officer, Assistant Secretary, and Assistant General Counsel of Global, Winco, and Tuxis. From December 2014 to September 2017, Mr. Kamerman served as Associate General Counsel, Vice President and Assistant Secretary of the other investment companies in the Fund Complex, the Advisers, Bexil, Global, Winco, and Tuxis. From December 2014 to June 2017, Mr. Kamerman served as Anti-Money Laundering Officer of the other investment companies in the Fund Complex, the Advisers, Bexil, Global, Winco, and Tuxis. He is a member of the New York State Bar and the Chief Compliance Officer Committee and the Advertising Compliance Advisory

29

Name, Address(1) and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Committee of the Investment Company Institute. Previously, he was an attorney in private practice focusing on regulatory, compliance and other general corporate matters relating to the structure, formation, and operation of investment funds and investment advisers.

Donald Klimoski II, Esq. September 24, 1980	Assistant Secretary, Assistant General Counsel, and Assistant Chief Compliance Officer	Since September 2017	Mr. Klimoski serves as Assistant Secretary, Assistant General Counsel, and Assistant Chief Compliance Officer of the other investment companies in the Fund Complex, the Advisers, and Bexil. He is Chief Compliance Officer, Secretary, and General Counsel of Global, Winco, and Tuxis. He is a member of the New York, New Jersey and Patent Bars and the Compliance Advisory Committee of the Investment Company Institute. Previously, he served as Associate General Counsel of Commvault Systems, Inc. Prior to that, he was an associate at Sullivan & Cromwell LLP, where his practice focused on mergers and acquisitions, securities law, corporate governance, intellectual property and related matters.

Heidi Keating (also known as Irene Kawczynski) March 28, 1959	Vice President	Fund: Since May 2012; Predecessor Fund: Since February 2011	Ms. Keating is Vice President of the other investment companies in the Fund Complex, the Advisers, Bexil, Global, Winco, and Tuxis. She is a member of the IPCs.

Mark C. Winmill(6) November 26, 1957	Vice President	Fund: Since May 2012	Mr. Mark Winmill is Vice President of the other investment companies in the Fund Complex and the Advisers. He is a member of the IPCs. He is President, Chief Executive Officer, Chairman, and a Director of Global and Tuxis. He is Executive Vice President and a Director of Winco and a principal of the Broker-Dealers.

William M. Winmill(6) December 29, 1991	Vice President	Since September 2017	Mr. William Winmill is Vice President or Assistant Vice President of the other investment companies in the Fund Complex, the Advisers, Bexil, Global, Tuxis, and Winco. From 2014 to 2016, he served these companies as Compliance Assistant and Accounting Assistant, after graduating from Bowdoin College in 2014. He is a member of the IPCs, and he is a portfolio manager of Dividend and Income Fund and Foxby Corp.

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(1)	The mailing address of each Trustee and executive officer is 11 Hanover Square, New York, New York 10005, except Thomas Winmill, whose address is PO Box 4, Walpole, NH 03608.

(2)

Pursuant to approval by shareholders at the Fund’s 2012 annual meeting, on May 14, 2012, the Fund reorganized from a Maryland corporation called Dividend and Income Fund, Inc. (“Predecessor Fund”) into a Delaware statutory trust called Dividend and Income Fund. All of the Fund’s Trustees, with the exception of Jon Tómasson, served as Directors of Dividend and Income Fund, Inc. from February 2011 to May 14, 2012. Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually. The officers were last elected on September 13, 2017.

(3)

Refers to directorships held by a Trustee during the past five years in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), or any company registered as an investment company under the 1940 Act, excluding those within the Fund Complex.

(4)

Trustees who are not “interested persons” of the Fund as defined under the 1940 Act (“Independent Trustees”). None of the Independent Trustees, nor their immediate family members, held any positions (other than Director and Trustee of the investment companies in the Fund Complex) with the Investment Manager or its affiliates during the two most recently completed calendar years.

(5)	Thomas B. Winmill is an “interested person” (as such term is defined in the 1940 Act) because of his affiliations with the Investment Manager, as noted above.

(6)	Thomas B. Winmill and Mark C. Winmill are brothers; Thomas B. Winmill and William M. Winmill are father and son, respectively; William M. Winmill is the nephew of Mark C. Winmill.

(7)	Thomas B. Winmill and Jon Tómasson ceased serving as directors of Eagle Bulk Shipping Inc. in 2014.

*The Fund Complex is comprised of the Fund, Foxby Corp. and Midas Series Trust (with two series), which are all managed by the Investment Manager or its affiliates.

Board Leadership Structure. The Board of Trustees is responsible for the oversight of the Fund’s operations. The Board is currently composed of four members, three of whom are Independent Trustees. As described below, the Board has established four standing committees – Nominating, Audit, Executive, and Continuing Trustees – and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The inclusion of all Independent Trustees as members of the Audit Committee and the Nominating Committee allows all such Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes discussed below.

The Trustees have designated Thomas B. Winmill to serve as the Chairman of the Board (the “Chairman”). Thomas B. Winmill has been active in investment management for over 25 years as a portfolio manager, general counsel, compliance officer, and in other capacities. The Chairman generally presides at each Board meeting, establishes the agenda for Board meetings, and acts as the primary liaison between the Independent Trustees and Fund management. The Chairman of the Board is an “interested person” of the Fund (as such term is defined in the 1940 Act). The Independent Trustees have not appointed a lead Independent Trustee. The Independent Trustees believe that the utilization of an interested person as Chairman provides an efficient structure for them to coordinate with Fund management in carrying out their responsibilities. The Independent Trustees also regularly meet among themselves and the Chairman plays an important role in communicating with them in identifying matters of special interest to be addressed by Fund management and the Board. The Chairman may also perform such other functions as may be requested by the Trustees from time to time. Designation as Chairman does not impose on such Trustee any duties or standards greater than or different from other Trustees. The Trustees believe that that the Board’s leadership structure, taking into account, among other things, its committee structure, which permits certain areas of responsibility to be allocated to the Independent Trustees, is appropriate given the characteristics and circumstances of the Fund.

Risk Oversight. The operation of an investment company, including its investment activities, generally involves a variety of risks. As part of its oversight of the Fund, the Board oversees risk management through various regular Board and committee activities. The Board, directly or through its committees, reviews reports from, among others, the Fund’s management, including the Fund’s Chief Compliance Officer (also referred to herein as “CCO”), the Investment Manager, the Fund’s independent registered public accounting firm, outside legal counsel, and others, as appropriate, regarding risks faced by the Fund and the risk management programs of the Investment Manager and certain service providers. The conduct of the Fund’s risk management programs is generally delegated to the Investment Manager and other service providers to the Fund. Although the risk management programs of the

31

Investment Manager and the service providers are designed to be effective, there is no guarantee that they will anticipate or mitigate all risks. Not all risks that may affect the Fund can be identified, eliminated, or mitigated and some risks may not be anticipated or may be beyond the control of the Board or the Investment Manager, its affiliates, or other service providers.

Qualifications of Board of Trustees. Each Trustee’s background and his oversight and service as a member of the boards of the other investment companies in the Fund Complex was evaluated in determining whether he should serve as a Trustee of the Fund. With respect to the specific experience, qualifications, attributes, or skills that led to the conclusion that each person should serve as a Trustee of the Fund, each Trustee’s relevant knowledge, experience, expertise, and independence was considered and evaluated. Mr. Huber has experience with financial, accounting, regulatory, investment, and board operational matters as well as monitoring investment advisers and other fund service providers as a result of his service as an independent director and trustee for more than thirty years on the Boards of Directors and Trustees of the other investment companies in the Fund Complex. Mr. Tómasson has experience with financial, accounting, regulatory, investment, and board operational matters as a result of his current position as Chief Executive Officer of Vinland Capital Investments, LLC, and his former positions as a principal with Cardinal Capital Partners, a Vice President at Citigroup in the Global Real Estate Equity and Structured Finance group, and a director of a public company. Mr. Werner has experience with financial, accounting, regulatory, investment, and board operational matters as well as monitoring investment advisers and other fund service providers through his former position as Vice President in the Fixed Income Departments of Lehman Brothers and First Boston and as a result of his service as an Independent Director and Trustee for more than fifteen years on the Boards of Directors and Trustees of the other investment companies in the Fund Complex. Thomas B. Winmill has experience with financial, accounting, regulatory, investment, and board operational matters as well as monitoring investment advisers and other fund service providers as a result of his service as an officer and interested Director and Trustee for more than twenty years of the other investment companies in the Fund Complex.

Standing Committees

Audit Committee. The Board has an Audit Committee, comprised of the Independent Trustees. The purpose of the Audit Committee is to meet with the Fund’s independent registered public accounting firm (“IRPAF”) to review its financial reporting, external audit matters, and fees charged by the IRPAF and to evaluate the independence of the IRPAF. The Audit Committee is also responsible for recommending the selection, retention, or termination of the IRPAF and to review any other relevant matter to seek to provide integrity and accuracy in the Fund’s financial reporting. The Audit Committee met three times during the fiscal year ended December 31, 2016.

Nominating Committee. The Board also has a Nominating Committee, comprised of the Independent Trustees. The primary purposes and responsibilities of the Nominating Committee are (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created, (ii) to consider all candidates proposed to become members of the Board, subject to the procedures and policies set forth in the Nominating Committee Charter, the Fund’s Declaration of Trust, as amended, and Bylaws (“Governing Documents”), and resolutions of the Board, (iii) to select and nominate, or recommend for nomination by the Board, candidates for election as Trustees, and (iv) to set any necessary standards or qualifications for service on the Board. The Nominating Committee met one time during the fiscal year ended December 31, 2016.

In identifying potential nominees for the Board, the Nominating Committee may consider candidates recommended by one or more of the following sources: (i) the Fund’s current Trustees, (ii) the Fund’s officers, (iii) the Investment Manager, (iv) the Fund’s shareholders, and (v) any other source the Nominating Committee deems to be appropriate. The Nominating Committee will not consider self-nominated candidates. The Nominating Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.

Pursuant to the Fund’s Bylaws, to qualify as a nominee for a trusteeship, an individual, at the time of nomination, (i)(A) shall be a resident United States citizen and have substantial expertise, experience or relationships relevant to the business of the Fund, (B) shall have a master’s degree in economics, finance, business administration or accounting, a graduate professional degree in law from an accredited university or college in the United States or the equivalent degree from an equivalent institution of higher learning in another country, or a certification as a public accountant in the United States, or be deemed an “audit committee financial expert” as such term is defined in Item

32

401 of Regulation S-K (or any successor provision) promulgated by the SEC; (C) shall not serve as a director or officer of another closed end investment company unless such company is managed by the Investment Manager or by an affiliate thereof; and (D) shall not serve or have served within the past 3 years as a trustee of any closed-end investment company which, while such individual was serving as a trustee or within one year after the end of such service, ceased to be a closed-end investment company registered under the 1940 Act, unless such individual was initially nominated for election as a trustee by the board of trustees of such closed-end investment company; or (ii) shall be a current Trustee of the Fund. In addition, to qualify as a nominee for a trusteeship or election as a Trustee, (i) an incumbent nominee shall not have violated any provision of the Conflicts of Interest and Corporate Opportunities Policy (the “Policy”), adopted by the Board on May 8, 2012, as subsequently amended or modified, and (ii) an individual who is not an incumbent Trustee shall not have a relationship, hold any position or office or otherwise engage in, or have engaged in, any activity that would result in a violation of the Policy if the individual were elected as a Trustee. In addition, no person shall be qualified to be a Trustee unless the Nominating Committee, in consultation with counsel to the Fund, has determined that such person, if elected as a Trustee, would not cause the Fund to be in violation of, or not in compliance with, any applicable law, regulation or regulatory interpretation, or the Fund’s Declaration of Trust, or any general policy adopted by the Board regarding either retirement age or the percentage of “interested persons” and non-”interested persons” to comprise the Board. The Nominating Committee, in its sole discretion, shall determine whether an individual satisfies the foregoing qualifications. Any individual not so nominated by the Nominating Committee shall be deemed not to satisfy the foregoing qualifications, unless the Nominating Committee adopts a resolution setting forth the affirmative determination that such individual satisfied the foregoing qualifications. Any individual who does not satisfy the qualifications described above, unless waived by the Nominating Committee, shall not be eligible for nomination or election as a Trustee and the selection and nomination, or recommendation for nomination by the Board, of candidates for election by the Nominating Committee shall be deemed to be its determination such qualifications are satisfied or waived for such candidate.

The Nominating Committee will consider and evaluate nominee candidates properly submitted by shareholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources. Nominee candidates proposed by shareholders will be considered properly submitted for consideration by the Nominating Committee only if the qualifications and procedures set forth in Appendix A of the Nominating Committee Charter, as it may be amended from time to time by the Nominating Committee or the Board, are met and followed (recommendations not properly submitted will not be considered by the Nominating Committee).

A candidate for nomination as a Trustee submitted by a shareholder will not be deemed to be properly submitted to the Nominating Committee for its consideration unless the following qualifications have been met and procedures followed:

(1)

A shareholder or group of shareholders (referred to in either case as a “Nominating Shareholder”) that, individually or as a group, has beneficially owned at least 4.5% of the Fund’s Shares for at least two years prior to the date the Nominating Shareholder submits a candidate for nomination as a Trustee may submit one candidate to the Nominating Committee for consideration at an annual meeting of shareholders.

(2)

The Nominating Shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

(3)

The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than 90 days nor more than 120 calendar days before the first anniversary of the Fund’s proxy statement released to shareholders in connection with the most recent shareholders meeting at which Trustees were considered for election.

(4)

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the person recommended by the Nominating Shareholder (the “candidate”); (B) any position or business relationship of the candidate, currently or within the preceding five years, with the Nominating Shareholder or an Associated Person of the Nominating Shareholder (as defined below); (C) the class or series and

33

number of all Shares of the Fund owned of record or beneficially by the candidate, as reported to such Nominating Shareholder by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Trustees pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the Nominating Shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate’s knowledge of the investment company industry, experience as a director or senior officer of public companies, trusteeships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the written and signed agreement of the candidate to complete a trustees’ and officers’ questionnaire if elected; (iv) the Nominating Shareholder’s consent to be named as such by the Fund; (v) the class or series and number of all Shares of the Fund owned beneficially and of record by the Nominating Shareholder and any Associated Person of the Nominating Shareholder (as defined below) and the dates on which such Shares were acquired, specifying the number of Shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund’s record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the Nominating Shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the Nominating Shareholder. “Associated Person of the Nominating Shareholder” as used in this paragraph 4 means any person required to be identified pursuant to clause (vi) and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the Nominating Shareholder or (b) any person required to be identified pursuant to clause (vi).

(5)

The Nominating Committee may require the Nominating Shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 4 above or to determine the qualifications and eligibility of the candidate proposed by the Nominating Shareholder to serve on the Board. If the Nominating Shareholder fails to provide such other information in writing within seven days of receipt of written request from the Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Nominating Committee.

A detailed description of the criteria used by the Nominating Committee as well as information required to be provided by shareholders submitting candidates for consideration by the Nominating Committee are included in the Nominating Committee Charter. The Nominating Committee Charter was most recently approved by the Board on March 13, 2017.

Executive Committee. The Board has an Executive Committee which was established in May 2012, comprised of Thomas B. Winmill and which may meet from time to time, the function of which is to exercise the powers of the Board between meetings of the Board to the extent permitted by law to be delegated and not delegated by the Board to any other committee. The Executive Committee did not meet during the fiscal year ended December 31, 2016.

Committee of Continuing Trustees. The Fund has a Committee of Continuing Trustees which was established in May 2012, which may meet from time to time, to take such actions as are required by the Governing Documents of the Fund. The Committee of Continuing Trustees is comprised of Messrs. Huber, Tomasson, Werner, and Winmill. The Committee of Continuing Trustees did not meet during the fiscal year ended December 31, 2016.

Ownership and Other Interests of the Trustees in the Fund and other Investment Companies in the Fund Complex. The following table sets forth information as of December 31, 2016 describing the dollar range of equity securities beneficially owned by each Trustee in the Fund and, on an aggregate basis, all the investment companies in the Fund Complex.

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	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Security in All Registered Investment Companies Overseen by Trustee in the Fund Complex
Independent Trustees
Bruce B. Huber	$0	$10,001 - $50,000
Jon Tómasson	$0	$0
Peter K. Werner	$0	$10,001 - $50,000
Interested Trustee
Thomas B. Winmill	Over $100,000	Over $100,000

As of December 31, 2016, no Independent Trustee owned beneficially or of record any securities in the Investment Manager or in any person controlled by, under common control with, or controlling the Investment Manager.

Compensation of Trustees and Officers. Currently, the basis of compensation for the Independent Trustees is an annual retainer of $4,800, payable quarterly, a fee of $3,550 for each quarterly Board meeting attended, $250 for each special meeting attended, $250 for each committee meeting attended, and $500 per annum per committee chaired. Each Independent Trustee is reimbursed for reasonable travel and out-of-pocket expenses associated with attending Board and committee meetings. The Fund currently has no bonus, profit sharing, pension, or retirement plan. The Fund’s Interested Trustee and executive officers are eligible for bonuses from the Investment Manager and may participate in a qualified retirement plan offered by the Investment Manager. No current officer or Trustee of the Fund who is also a manager, officer, or employee of the Investment Manager or its affiliates receives any remuneration from the Fund, although the Board (including a majority of Independent Trustees) approves the CCO’s compensation (and any changes in compensation) paid by the Investment Manager and its affiliates, and the Fund reimburses the Investment Manager for providing at cost certain administrative services that may be performed by current officers and/or Interested Trustees of the Fund, subject to periodic reporting to and examination by the Independent Trustees.

A summary of the compensation and benefits for the Trustees of the Fund for the fiscal year ended December 31, 2016 is shown in the following table:

	Aggregate Compensation from Fund	Total Compensation from Fund Complex(1) Paid to Trustees
Independent Trustees
Bruce B. Huber	$ 20,250	$ 34,500
Jon Tómasson(2)	N/A	N/A
Peter K. Werner	$ 20,750	$ 36,500
Interested Trustee
Thomas B. Winmill	$0	$0

(1) The Fund Complex is comprised of the Fund, Foxby Corp., and Midas Series Trust (with two series), which are all managed by the Investment Manager or its affiliates.

(2) Mr. Tómasson was elected to the Board on March 13, 2017.

The compensation of the Fund’s CCO is subject to the approval of the Board, including a majority of the Independent Trustees. Payment of such CCO compensation is made by the Investment Manager and is reimbursed by the Fund pursuant to the Investment Management Agreement, as described below. The Fund’s CCO serves as the CCO of other entities affiliated with the Fund and/or the Investment Manager. The CCO’s compensation is allocated among all such entities based on an estimated assessment of time and other factors.

CODES OF ETHICS

The Investment Manager and the Fund have each adopted a Code of Ethics, pursuant to Section 204A of, and Rule 204A-1 under, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and Rule 17j-1 under the 1940 Act, respectively, that permits its personnel, subject to such code, to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The Codes of Ethics are also available on the

35

EDGAR Database on the SEC’s internet site at http://www.sec.gov, and copies of them may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

PROXY VOTING

The Board has delegated the Fund’s vote of proxies, as described in the Fund’s proxy voting policies and procedures, to an independent third party voting service. The Fund has retained the right to override the delegation to the independent third party voting service on a case by case basis. With respect to a vote upon which the Fund overrides the third party voting service delegation to the extent that such vote presents a conflict of interest with management, the Fund normally will disclose such conflict to and obtain consent from the Independent Trustees or a committee thereof prior to voting. With respect to a case when the Fund overrides the third party voting service delegation, the Fund normally will vote the proxies in accordance with the Amended Proxy Voting Policies and Procedures attached to this SAI as Appendix B.

In addition, information regarding how the Fund voted proxies relating to its portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling the Fund at 1-855-411-6432, or on the Fund’s website at http://www.DividendandIncomeFund.com and on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of October 16, 2017, the Fund is not aware of any person or “group” (as that term is used in Section 13(d) of the 1934 Act), owning beneficially more than 5% of the Fund’s outstanding Shares, except as follows:

Name and Address of Owner(1)	Number of Shares and Nature of Beneficial Ownership	Percentage of Outstanding Shares
Thomas B. Winmill P.O. Box 4 Walpole, NH 03608	903,878 (2)	8.46%
Bexil	891,969 (3)	8.35%
Midas Securities Group, Inc.	891,969 (4)	8.35%
Winco	891,969 (5)	8.35%
Winmill Family Trust P.O. Box 4 Walpole, NH 03608	891,969 (6)	8.35%
Mark C. Winmill	891,969 (7)	8.35%
Bexil Securities LLC	891,969 (8)	8.35%

(1)	Unless otherwise noted, the address of each person is 11 Hanover Square, New York, NY 10005.

(2)

Thomas B. Winmill is a trustee of the Winmill Family Trust and may be deemed to have indirect beneficial ownership of the Shares indirectly owned by Bexil, as a result of his status as a controlling person of the Winmill Family Trust, Winco, and Midas Securities Group, Inc. (“Midas Securities”). Mr. Thomas Winmill disclaims beneficial ownership of these Shares. Mr. Thomas Winmill beneficially owns less than 1% of the outstanding Shares of the Fund. He does not disclaim beneficial ownership of these 11,909 Shares.

(3)	Bexil has indirect beneficial ownership of these Shares as a result of its status as the sole member of Bexil Securities LLC (“Bexil Securities”).

(4)	Midas Securities owns approximately 23% of the outstanding shares of Bexil.

(5)	Winco owns all of the outstanding shares of Midas Securities.

(6)	The Winmill Family Trust owns all of the voting stock of Winco.

(7)

Mark C. Winmill is a trustee of the Winmill Family Trust and may be deemed to have indirect beneficial ownership of the Shares directly owned by Bexil Securities and indirectly owned by Bexil as a result of his status as a controlling person of the Winmill Family Trust, Winco, and Midas Securities. Mr. Mark Winmill disclaims beneficial ownership of these Shares.

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(8)	Bexil Securities has beneficial ownership of these Shares and has sole voting and investment power over these Shares.

The beneficial ownership reported by Bexil, Midas Securities, Winco, Winmill Family Trust, Thomas B. Winmill, and Mark C. Winmill represents indirect record or beneficial ownership of the same Fund shares. Mr. Thomas Winmill and Mr. Mark Winmill may be deemed to beneficially own the shares of the Fund owned by Bexil Securities by virtue of their role as trustees of the Winmill Family Trust. As of October 16, 2017, the officers and Trustees of the Fund directly own in the aggregate less than 1% of the outstanding Shares of the Fund.

Based on the foregoing, the Fund is not aware of any person or group who “controls” the Fund (defined as beneficial ownership of more than 25% of the Shares).

INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Manager. Bexil Advisers LLC serves as the Fund’s Investment Manager. In this capacity, the Investment Manager provides management, advisory, and other services to the Fund. The Investment Manager, whose principal office is located at 11 Hanover Square, New York, New York 10005, was organized as a Maryland limited liability company in June 2010 and registered as an investment adviser under the Advisers Act, in November 2010. The Investment Manager is a wholly owned subsidiary of Bexil, 11 Hanover Square, New York, New York 10005. Bexil Corporation is a holding company engaged through wholly-owned subsidiaries in investment management and securities trading. Winco owns indirectly approximately 23% of the common stock of Bexil. Winco is a Delaware corporation whose securities are traded in the over the counter market. Thomas B. Winmill and Mark C. Winmill control Winco through a voting trust.

Under the Investment Management Agreement, the Fund pays to the Investment Manager a fee at the annual rate of 0.95% of the Fund’s “managed assets.” “Managed assets” means the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred stock. The Fund pays all the expenses required for the conduct of its business as described under “Management of the Fund — Fund Expenses” in the Prospectus.

Affiliated Persons of the Fund and the Investment Manager. Listed below are affiliated persons of the Fund who are also affiliated persons of the Investment Manager. The capacities by which they are affiliated are also included:

Affiliated Person	Position with the Fund	Position with the Investment Manager
Thomas B. Winmill	Trustee, Chairman, President, Chief Executive Officer, and Chief Legal Officer	Chairman, Manager, President, Chief Executive Officer, and Chief Legal Officer
Thomas O’Malley	Chief Financial Officer, Chief Accounting Officer, and Treasurer	Chief Financial Officer, Chief Accounting Officer, Vice President, and Treasurer
Russell L. Kamerman	Chief Compliance Officer, General Counsel, and Secretary	Chief Compliance Officer, General Counsel, and Secretary.
Donald Klimoski II	Assistant Chief Compliance Officer, Assistant General Counsel, and Assistant Secretary	Assistant Chief Compliance Officer, Assistant General Counsel, and Assistant Secretary
Heidi Keating	Vice President	Vice President
Mark C. Winmill	Vice President	None
William M. Winmill	Vice President	Vice President
Diane Marsala	Senior Accountant	Senior Accountant
Anne Chi	Accounting Coordinator	Accounting Coordinator

Fees Under the Investment Management Agreement. For the fiscal years ended December 31, 2016, December 31, 2015 and December 31, 2014, the Fund paid the Investment Manager advisory fees under the Investment Management Agreement as follows:

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Year ended December 31,	Fees Paid
2016	$1,410,682
2015	$1,496,375
2014	$1,497,852

Pursuant to the Investment Management Agreement, the Fund reimburses the Investment Manager for providing at cost certain administrative services comprised of compliance and accounting services. For the year ended December 31, 2016, the Fund’s reimbursements of such costs were $213,445, of which $130,015 and $83,430 was for compliance and accounting services, respectively. For the year ended December 31, 2015, the Fund incurred total administrative costs of $200,405, comprised of $125,290 and $75,115 for compliance and accounting services, respectively. For the year ended December 31, 2014, the Fund incurred total administrative costs of $197,360, comprised of $135,270 and $62,090 for compliance and accounting services, respectively.

PORTFOLIO MANAGERS

From February 1, 2011 through February 28, 2014, the daily portfolio management of the Fund was provided by the Investment Policy Committee of the Investment Manager, comprised of: Thomas B. Winmill, Chairman; John F. Ramirez, Director of Fixed Income; Heidi Keating, Vice President-Trading; and March C. Winmill, Chief Investment Strategist. From March 1, 2014 to August 31, 2017, Thomas Winmill had sole portfolio management responsibility for the Fund. Effective September 1, 2017, Thomas Winmill and William M. Winmill serve as co-portfolio managers of the Fund.

As of December 31, 2016, the portfolio managers’ compensation plan generally consists of base salary, employee benefits plan participation, qualified retirement plan participation, annual and asset level bonuses, certain prerequisites, and participation in equity based compensation plans. A portion of the portfolio managers’ compensation may be deferred based on criteria established by the Investment Manager, or at the portfolio managers’ election.

The portfolio managers’ base salary is determined annually by level of responsibility and tenure at the Investment Manager or its affiliates. The primary components of a portfolio manager’s annual bonus are based on (i) number of weeks’ salary paid as annual bonuses to employees generally of the Investment Manager and its affiliates, and (ii) the financial performance of the Investment Manager and its affiliates. A subjective component of a portfolio manager’s annual bonus is based on his overall contribution to management of the Investment Manager and its affiliates. The portfolio managers may receive an asset level bonus upon assets under management reaching certain levels. The portfolio managers also may be compensated under equity based compensation plans linked to increases or decreases in the market value of the stock of the parent of the Investment Manager and its affiliates.

The portfolio managers’ compensation plan may give rise to potential conflicts of interest. The portfolio managers’ base pay tends to increase with additional and more complex responsibilities, which may diminish the time devoted by the portfolio managers to the Fund. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio managers must allocate their time and investment ideas across multiple funds and accounts. The portfolio managers may execute transactions for one fund or account that may adversely impact the value of securities held by another fund or account. Securities selected for one fund or account rather than another fund or account may outperform the securities selected for the Fund. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund’s codes of ethics will adequately address such conflicts.

Other Accounts. The following table provides information relating to other (non-Fund) accounts where the portfolio managers are jointly or primarily responsible for day to day management as of December 31, 2016. The portfolio managers do not manage accounts or assets with performance based advisory fees, or other pooled investment vehicles.

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	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
Thomas B. Winmill	3	46	0	0	4	21
William M. Winmill(1)	1	8	0	0	2	15

(1)	Information as of October 13, 2017. William M. Winmill became a co-portfolio manager of the Fund effective September 1, 2017.

Fund Shares Owned by Portfolio Manager. As of December 31, 2016, Thomas B. Winmill beneficially owned $100,001 - 500,000 of Fund Shares and William M. Winmill owned no Fund Shares. Thomas Winmill is a trustee of the Winmill Family Trust and may be deemed to have indirect beneficial ownership of over $1,000,000 of Fund Shares owned by Bexil Securities as a result of his status as a controlling person of the Winmill Family Trust, Winco, Midas Securities Group, Inc., and Bexil. Thomas Winmill disclaims beneficial ownership of these Shares.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Allocation. The Fund seeks to obtain prompt execution of orders at favorable net prices. Transactions are directed to brokers and dealers qualified to execute orders or provide brokerage and research services. No formula exists and no arrangement is made with or promised to any broker-dealer that commits either a stated volume or percentage of brokerage business based on brokerage and research services furnished to the Investment Manager. Although Fund transactions in some securities are usually with dealers acting as principals at net prices incurring little or no brokerage costs, in other circumstances, however, the Fund may engage a broker as agent for a commission to effect transactions for such similar securities. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price. While the Investment Manager generally seeks competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

The Investment Manager directs portfolio transactions to broker-dealers for execution on terms and at rates which it believes, in good faith, to be reasonable in view of the overall nature and quality of services provided by a particular broker-dealer, including brokerage and research services. With respect to brokerage and research services, consideration may be given in the selection of broker-dealers to brokerage or research provided and payment may be made for a fee higher than that charged by another broker-dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the 1934 Act, or other applicable law are met. Section 28(e) of the 1934 Act specifies that a person with investment discretion shall not be “deemed to have acted unlawfully or to have breached a fiduciary duty” solely because such person has caused the account to pay a higher commission than the lowest available under certain circumstances. To obtain the benefit of Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.” Thus, although the Investment Manager may direct portfolio transactions without necessarily obtaining the lowest price at which such broker-dealer, or another, may be willing to do business, the Investment Manager seeks the best value to the Fund on each trade that circumstances in the market place permit, including the value inherent in ongoing relationships with quality brokers. Research services furnished by broker-dealers through when the Fund effects securities transactions may be used by the Investment Manager in servicing all of its accounts; accordingly, not all the services may be used by the Investment Manager in connection with the Fund.

Sometimes, it is not possible to determine the extent to which commissions that reflect an element of value for brokerage or research services might exceed commissions that would be payable for execution alone, nor can the value of such services to the Fund be measured in some cases. There is no certainty that such services so acquired will be beneficial to the Fund. These services may include brokerage and research services as defined in Section 28(e)(3) of the 1934 Act, which currently include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of

39

securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors, and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Pursuant to arrangements with certain broker-dealers, such broker-dealers provide and pay for various research oriented computer hardware, software, market pricing information, investment subscriptions, and memberships, and other third party and internal research of assistance to the Investment Manager in the performance of its investment decision making responsibilities for transactions effected by such broker-dealers for the Fund. Commission “soft dollars” may be used only for “brokerage and research services” provided directly or indirectly by the broker-dealer and cash payments are not made by such broker-dealers to the Investment Manager. To the extent that commission “soft dollars” do not result in the provision of any “brokerage and research services” by a broker-dealer to whom such commissions are paid, the commissions, nevertheless, are the property of such broker-dealer. To the extent any such services are utilized by the Investment Manager for other than the performance of its investment decision making responsibilities, the Investment Manager normally makes an appropriate allocation of the cost of such services according to their use.

During the fiscal years ended December 31, 2016, December 31, 2015, and December 31, 2014, the Fund paid the following brokerage commissions (in thousands):

Year Ended December 31,	Total Amount Paid
2016	$106
2015	$77
2014	$91

Brokerage commissions increased for the fiscal year ended December 31, 2016 compared to the fiscal year ended December 31, 2015, as a result of increased transactions from portfolio rebalancing.

Bexil Securities, an affiliated broker, may be used in an offering of Shares. For the fiscal years ended December 31, 2016, 2015 and 2014, the Fund did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers of the Fund, the Investment Manager, or Bexil Securities.

During the fiscal year ended December 31, 2016, the Fund paid $54,000 in brokerage commissions to firms for providing research services involving approximately $73,900,000 of transactions. The provision of third party research services was not necessarily a factor in the placement of all of this business with such firms; however, as a general matter, trades may be placed on behalf of the Fund with firms that provide research, subject to compliance with applicable laws and regulations.

The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal period. As of December 31, 2016, the Fund did not hold any securities of its regular brokers or dealers.

The Fund is not obligated to deal with any particular broker-dealer. Certain broker-dealers that the investment companies in the Fund Complex do business with may, from time to time, own more than 5% of the publicly traded stock of Winco or Bexil or their publicly traded affiliates.

Bunched Trades. Investment decisions for the Fund are made based on the Fund’s investment objectives and policies and similar factors. The same investment decision, however, may occasionally be made for two or more investment companies in the Fund Complex advised by the Investment Manager or its affiliates. In such a case, the orders for two or more investment companies in the Fund Complex may be combined for a particular security (a “bunched trade”) so that all of the investment companies in the Fund Complex participating in the bunched trade receive the same execution price with all transaction costs (e.g., commissions) shared on a pro rata basis. In the event that there are insufficient securities to satisfy all orders, the partial amount executed may be allocated among participating investment companies pro rata on the basis of order size or other basis deemed equitable, although the Investment Manager may waive such allocation should such allocation result in an insufficient share amount or other undesired event. In such event, the Fund’s pro rata allocation may be reallocated to the other investment companies in the Fund Complex that participated in the bunched trade. Following trade execution, the Investment Manager may determine in certain instances that it may be fair and equitable to allocate securities purchased or sold

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in such trade in a manner other than that which may follow from a mechanical application of the procedures outlined above. Such instances may include: (1) partial fills and special investment companies (in the event that there are insufficient securities to satisfy all orders, it may be fair and equitable to give designated investment companies in the Fund Complex with special investment objectives and policies some degree of priority over other investment companies in the Fund Complex); or (2) unsuitable or inappropriate investment (it may be appropriate to deviate from the allocation determined by application of these procedures if it is determined before the final allocation that the security in question may be unsuitable or inappropriate for the Fund). While in some cases this practice could have a detrimental effect upon the price or quantity of the security available with respect to the Fund, the Investment Manager believes that a bunched trade can generally result in more equitable execution and prices. Research services provided by brokers through which the Fund effects securities transactions may be used by the Investment Manager’s affiliates in servicing other investment companies in the Fund Complex and other accounts and not all of these services may be used by the Investment Manager in connection with the Fund. The accounts aggregated may include those accounts in which the Investment Manager’s officers, directors, agents, employees, or affiliates own interests.

Portfolio Turnover. The Fund’s portfolio turnover rate may vary from year to year and will not be a limiting factor when the Investment Manager deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of the Fund’s annual purchases or sales of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year. A higher portfolio turnover rate involves correspondingly greater transaction costs and increases the potential for recognition of net capital gains and resulting larger taxable distributions to shareholders. The Fund’s portfolio turnover rate for the Fund’s fiscal years ended December 31, 2016 and December 31, 2015, was as follows:

2016	2015
69%	35%

The increase in the Fund’s portfolio turnover rate from 2015 to 2016 is attributable to portfolio rebalancing.

TAX CONSIDERATIONS

General. The following discussion is a general summary of some of the important federal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a complete explanation of the federal income tax treatment of the Fund’s activities. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances and is not intended as a substitute for careful tax planning. It is based on the Code, the final, temporary, and proposed Treasury Regulations issued thereunder (“Regulations”), judicial decisions, and published administrative pronouncements, all as in effect on the date of this SAI and all of which are subject to change, possibly retroactively.

Congress is currently considering new tax legislation that may have wide ranging consequences. Changes in income tax laws, potentially with retroactive effect, could impact the Fund’s investments or tax consequences to you of investing in the Fund. Some of these changes could affect the timing, amount, and tax treatment of Fund distributions made to shareholders. Investors are urged to consult their own tax advisers for more detailed information and for information regarding other federal income tax considerations and any state, local, or foreign taxes that may apply to them.

Federal Tax Treatment of the Fund

Qualification as a Regulated Investment Company. The Fund intends to continue to qualify annually to be taxed as a regulated investment company under Subchapter M of Chapter 1 of Subtitle A of the Code (“RIC”). To so qualify, the Fund must, among other things –

(1)

derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from Financial Instruments) derived with respect to

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its business of investing in securities or such currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (a “QPTP”) (“Income Requirement”), and

(2)

diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the value of its total assets is represented by cash, cash items, Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that is not greater than 5% of that value and does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of that value is invested in (i) the securities of any one issuer (other than Government securities or securities of other RICs), (ii) the securities of two or more issuers that are controlled by the Fund and are determined to be in the same, similar, or related trades or businesses, or (iii) the securities of one or more QPTPs (“Diversification Requirements”).

As a RIC, the Fund will not be subject to federal income tax on the part of its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short term capital gain over net long term capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long term capital gain over net short term capital loss), if any, that it distributes to its shareholders, provided the Fund distributes at least 90% of its investment company taxable income for its taxable year to its shareholders (“Distribution Requirement”).

If, for any taxable year, the Fund failed to qualify for tax treatment as a RIC -- either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable, or determined not to cure a failure to satisfy any of the Income and Diversification Requirements by showing the failure “is due to reasonable cause and not due to willful neglect,” paying a deductible tax calculated in accordance with those provisions, and meeting certain other requirements -- it would incur regular federal corporate income tax on its taxable income for that year and distributions to its shareholders would not be deductible by it in computing its taxable income. In addition, for federal tax purposes the shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of the Fund’s earnings and profits, taxable as ordinary income (except that, for individual and certain other non-corporate shareholders (collectively, “individual shareholders”), the part thereof that is qualified dividend income would be subject to federal income tax at the rates for net capital gain and those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances). Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

If, at any time when any borrowings, including short term debt securities, or preferred shares (collectively, “Senior Securities”) are outstanding, the Fund does not meet the asset coverage requirements of the 1940 Act or if there are Senior Securities outstanding that have been rated by any rating agency, any additional requirements imposed by such rating agency, the Fund will be required to suspend distributions to holders of its common Shares until the asset coverage is restored. See “Investment Objectives, Policies, and Strategies – Leverage” in the Prospectus. Such a suspension may prevent the Fund from satisfying the Distribution Requirement (that is, distributing at least 90% of its investment company taxable income) and therefore jeopardize its qualification for taxation as a RIC or cause it to incur income tax or Excise Tax liability on the undistributed taxable income (including gain), or both. On a failure to meet any of those asset coverage requirements, the Fund may, in its sole discretion, purchase or redeem any Senior Securities in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to continue to qualify for treatment as a RIC. There can be no assurance, however, that any such redemption would achieve those objectives.

Excise Tax. The Fund will be subject to a non-deductible 4% federal excise tax (“Excise Tax”) to the extent that it does not distribute by the end of each calendar year an amount equal to the sum of at least (1) 98% of its ordinary income for that year, (2) 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, plus (3) the undistributed income and gain, if any, from previous years.

Federal Tax Treatment of Certain Fund Transactions

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Investments in Debt Securities. The Fund may acquire (1) zero coupon or other securities issued with OID and (2) Treasury inflation-indexed securities (that is, “TIPS”), on which principal is adjusted based on changes in the CPI-U (that is, the Consumer Price Index for Urban Consumers). The Fund must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIPS, during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, the Fund must include in its gross income securities it receives as “interest” on PIKs. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it might be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of its portfolio securities. The Fund might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Hedging Strategies. The Fund’s potential use of hedging strategies, such as writing (selling) and purchasing options and futures and entering into forward currency contracts, involves complex rules that apply to determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future Regulations), and gains from Financial Instruments the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

Some futures contracts, foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) – but excluding any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap or similar agreement – in which the Fund invests may be subject to Code section 1256 (collectively “section 1256 contracts”). Any section 1256 contracts the Fund holds at the end of its taxable year (and generally for purposes of the Excise Tax, on October 31 of each year) must be “marked to market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long term capital gain or loss, and the balance will be treated as short term capital gain or loss. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short term capital gain, which will be includible in investment company taxable income and thus taxable to its shareholders as ordinary income when distributed to them), and to increase the net capital gain the Fund recognizes, even though the Fund may not have closed the transactions and received cash to pay the distributions. The Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, which the Fund clearly identifies in accordance with applicable Regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also are marked to market for purposes of the Excise Tax.

Offsetting positions the Fund enters into or holds in any actively traded security or Financial Instrument may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character, and timing of recognition of the Fund’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund’s holding period for certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short term rather than long term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short term capital losses, be treated as long term capital losses. Applicable Regulations also provide certain “wash sale” rules, which apply to a transaction where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, applicable to straddles. Different elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.

The premium the Fund receives for writing (selling) a put or call option is not included in income at the time of receipt. If a call option written by the Fund lapses (i.e., terminates without being exercised), the amount of the

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premium it received for the option will be short term capital gain. If the Fund enters into a closing purchase transaction with respect to a written call option, it will have a short term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium it received will be added to the exercise price to determine the gain or loss on the sale.

Investments in Foreign Securities. Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions impose that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Under Code section 988, a gain or loss (1) from the disposition of foreign currencies, (2) unless the Fund has elected otherwise, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign currency denominated debt security that is attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that is attributable to exchange rate fluctuations between the time the Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If the Fund’s section 988 losses exceed other investment company taxable income for a taxable year, it would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Shares.

The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is a foreign corporation – other than a “controlled foreign corporation” (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by “United States shareholders,” defined as “United States persons” that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Fund is a United States shareholder – that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the 20% maximum federal income tax rates on individual shareholders’ “qualified dividend income” described below under “Federal Tax Treatment of Shareholders.”

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain – which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax – even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.

The Fund may elect to “mark to market” any stock in a PFIC it owns at the end of its taxable year. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over the Fund’s adjusted basis therein (including mark-to-market gain for each prior year for which an election was in effect) as of the end of that year. Pursuant to the election, the Fund also may deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund’s adjusted

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basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that the Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after the Fund acquires shares therein. Notwithstanding the tax consequences detailed above, the Fund reserves the right to make such investments as a matter of its investment policy.

The Fund may invest in units of Canadian income trusts. The tax consequences to the Fund of an investment in a Canadian income trust depend on the trust’s classification for federal tax purposes, generally, a corporation or a partnership.

(1)

If a Canadian income trust is classified as a corporation, it could be a PFIC (with the income tax consequences to the Fund described above) if it primarily held equity or debt securities of an underlying operating entity but would not be a PFIC if it was actively engaged in a business, such as oil and gas exploration (as a large proportion of Canadian income trusts are), and did not hold substantial investment-type assets. In the latter event, distributions from the income trust to the Fund would be treated as dividends that likely would be treated as qualified dividend income.

(2)

If a Canadian income trust is classified for federal tax purposes as a partnership (by making a certain election or otherwise), it likely would be a QPTP, in which event all its net income (regardless of source) would be qualifying income to the Fund under the Income Requirement. But if such an income trust is not a QPTP (because, for example, it satisfies the Income Requirement, i.e., at least 90% of its gross income is qualifying income), then (a) it would be a publicly traded partnership that likely would be treated for federal tax purposes as a corporation, with the income tax consequences mentioned in (1) above, or (b) if not, (i) the Fund would treat its share of the trust’s income as qualifying income under the Income Requirement only to the extent it would be qualifying income if realized directly by the Fund in the same manner as realized by the trust and (ii) any non-qualifying income of the trust would pass through to the Fund.

Investments in REITs. The Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of Regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs. Although those Regulations have not yet been issued, the U.S. Treasury Department and the Internal Revenue Service (“Service”) issued a notice in 2006 (“Notice”) announcing that, pending the issuance of further guidance (which has not yet been issued), the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to tax on their unrelated business taxable income (“UBTI”)) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its shareholders that are disqualified organizations, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts, and public charities) constitutes UBTI to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record” after “its” in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion

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income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends.

Investments in MLPs. The Fund may invest in ownership units (e.g., limited partnership interests) in MLPs, which generally are classified as partnerships for federal tax purposes. Most MLPs in which the Fund may invest are expected to be QPTPs, all the net income from which (regardless of source) would be qualifying income to the Fund under the Income Requirement. If the Fund invests in an MLP that is not a QPTP, the net income the Fund earns therefrom would be treated as qualifying income under the Income Requirement only to the extent it would be qualifying income if realized directly by the Fund in the same manner as realized by the MLP.

Other Transactions. If the Fund has an “appreciated financial position” – generally, an interest (including an interest through a Financial Instrument) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis – and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of an offsetting notional principal contract or a futures or forward contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e. , at no time during that 60 day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell or granting an option to buy substantially identical stock or securities).

Federal Tax Treatment of Shareholders

Distributions. Dividends from the Fund’s investment company taxable income are taxable to its shareholders as ordinary income, whether received in cash or reinvested in additional Shares, except that the part of those dividends attributable to “qualified dividend income” (i.e., dividends the Fund receives on stock of most U.S. corporations, significantly limited in the case of REITs, and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) (“QDI”) generally are subject to federal income tax.

For a corporate shareholder, a part of the dividends from the Fund’s investment company taxable income may qualify for the corporate dividends-received deduction (“DRD”). The eligible part may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (specifically excluding REITs) and excludes dividends from foreign corporations, and it is further subject to the Fund’s satisfying certain holding period and other restrictions. However, Fund dividends a corporate shareholder deducts pursuant to the DRD are subject indirectly to the federal alternative minimum tax.

Distributions to a shareholder of the Fund’s net capital gain, if any, whether received in cash or reinvested in additional Shares through the Fund’s Dividend Reinvestment Plan (“Plan”), are taxable as long term capital gain, regardless of how long the shareholder has held its Shares. If the Fund retains any net capital gain, it may designate all or a portion of the retained amount as undistributed capital gains in a notice to its shareholders. If the Fund makes such a designation, it would be required to pay federal income tax on the undistributed gain (“Fund tax”) and each shareholder subject to federal income tax (1) would be required to include in income, as long term capital gain, his or her proportionate share of the designated gain, (2) would be entitled to credit his or her proportionate share of the Fund tax against his or her federal income tax liability, if any, and to claim a refund to the extent the credit exceeds that liability, and (3) would increase the tax basis in his or her Shares by the difference between the included income and such share of the Fund tax.

Although dividends generally will be treated as distributed when paid, a dividend declared by the Fund in October, November, or December payable to shareholders of record on a date in one of those months and paid during the following January will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year in which it was declared.

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A distribution on Shares is generally subject to federal income tax as described herein, even though it may economically represent a return of a shareholder’s investment. Such a distribution is likely to occur on Shares that are purchased at a time when the Fund has (1) gains that are either unrealized or realized but not distributed or (2) undistributed income. Those realized gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses. Distributions are taxable to a shareholder even if they are paid from income or gains the Fund earned before the shareholders invested in Shares (and thus included in the price the shareholder paid therefor). Shareholders thus should consider the tax implications of buying Shares just before a distribution by the Fund, because the price of Shares purchased at that time may reflect the amount of the forthcoming distribution. Such a distribution may have the effect of reducing the value of Shares below a shareholder’s cost and would be a partial return on investment in an economic sense but would nevertheless be taxable to the shareholder.

If the Fund makes a distribution to shareholders in excess of its current and accumulated earnings and profits, the excess distribution to each shareholder will be treated as a “return of capital” to the extent of the shareholder’s tax basis in its Shares and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its Shares, thus reducing any loss or increasing any gain on the shareholder’s subsequent taxable disposition of the Shares.

Shareholders are normally notified, on Forms 1099, by mid-February of each year as to the federal tax status of dividends and other distributions from the Fund for the preceding year. However, because REITs, after a calendar-year end, can and often do change the category (e.g., ordinary income dividend, capital gain distribution, or return of capital) of the distributions they have made during that year – which would result at that time in the Fund’s also having to re-categorize some of the distributions it made to its shareholders – the Fund may, in one or more years, request from the Service an extension of time to distribute those forms until mid-March to enable it to receive the latest information it can from the REITs in which it invests and thereby accurately report that information to its shareholders on a single form (rather than having to send them amended forms).

The Service has ruled that a RIC that has two or more classes of shares must designate distributions made to each class in any year as consisting of no more than that class’s proportionate share of each type of income for the year based on the total dividends distributed to each class for the year. Consequently, the Fund currently intends that, if it issues preferred shares in the future and thus has both common and preferred shares outstanding, it will allocate, to the fullest extent practicable, income and gain distributed to those classes as consisting of particular types of income (such as QDI, dividends qualifying for the DRD, and net capital gain) in accordance with the classes’ proportionate shares of the income and gain (i.e., in proportion to the total distributions made to each class during the taxable year, or otherwise as required by applicable law).

Sale of Shares. A shareholder may realize a taxable gain or loss on the sale of Shares, depending on the shareholder’s basis in the Shares for federal income tax purposes. If a shareholder held the sold Shares as capital assets, the gain or loss would be treated as a capital gain or loss and would be long term or short term, depending on the shareholder’s holding period for the Shares. As a general rule, a shareholder’s gain or loss will be a long term capital gain or loss if the Shares have been held for more than one year and a short term capital gain or loss if the Shares have been held one year or less. Any loss realized on the sale of the Shares held for six months or less will be treated as a long term capital loss to the extent of any distributions of net capital gain (or deemed distributions with respect to retained net capital gain described above) received by the shareholder with respect to the Shares. Any loss realized on a sale will also be disallowed to the extent the Shares disposed of are replaced, including a replacement pursuant to the Plan, within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the Shares. In that case, the basis in the Shares acquired would be increased to reflect the disallowed loss.

Foreign Shareholders. Dividends the Fund pays to a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation, or a foreign partnership (a “foreign shareholder”), other than (1) dividends paid to a foreign shareholder whose ownership of Shares is effectively connected with a U.S. trade or business the shareholder carries on and (2) net capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax.

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Back-up Withholding. Pursuant to Section 3406 of the Code, the Fund must withhold and remit to the U.S. Treasury a percentage of dividends, net capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized), if any, otherwise payable to any individual shareholder who fails to certify that the taxpayer identification number furnished to the Fund is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, “back-up withholding”). Withholding also is required from the Fund’s dividends and net capital gain distributions otherwise payable to such a shareholder who is subject to back-up withholding for any other reason.

When establishing an account, an investor must certify under penalty of perjury that his or her taxpayer identification number, which generally is his or her Social Security number, is correct and that he or she is not otherwise subject to back-up withholding. Back-up withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded.

Other Taxation. Ordinary and capital gain dividends may be subject to state, local, and foreign taxes, in a manner different from the treatment thereof described above. For example, Fund dividends, if any, derived from interest on certain U.S. government securities may be exempt from state and local personal income taxes, subject in some states to minimum investment or reporting requirements the Fund must meet, but income from repurchase agreements and interest on mortgage-backed U.S. government securities generally are not so exempt.

REPORTS TO SHAREHOLDERS

The Fund issues, at least semi-annually, a report to its shareholders including a list of investments held and statements of assets and liabilities, operations, and changes in net assets of the Fund. The Fund’s fiscal year ends on December 31.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, PA 19103, is the Fund’s independent registered public accounting firm and audits the financial statements of the Fund.

CUSTODIAN

State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, MO 64105, has been retained to act as Custodian of the Fund’s investments and may appoint one or more subcustodians. The Custodian is responsible for the safekeeping of Fund assets and, with its affiliates, acts as a securities lending and borrowing agent and a securities broker for portfolio transactions by the Fund. As part of its agreement with the Fund, the Custodian may apply credits or charges for its services to the Fund for, respectively, positive or deficit cash balances maintained by the Fund with the Custodian. The Fund has entered into a Liquidity Agreement with State Street Bank and Trust Company which allows the Fund to draw up to $35 million and includes a securities lending authorization by the Fund to State Street Bank and Trust Company to engage in agency securities lending and reverse repurchase activity.

FINANCIAL STATEMENTS

The financial statements included in the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2016, filed with the SEC on March 10, 2017 (Accession Number 0001059213-17-000021), and the unaudited financial statements included in the Fund’s Semi-Annual Report to Shareholders for the fiscal period ended June 30, 2017, filed with the SEC on September 1, 2017 (Accession Number 0001059213-17-000039), are incorporated herein by reference with respect to all information other than the information set forth in the Letter to Shareholders included therein.

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APPENDIX A—DESCRIPTION OF SECURITIES RATINGS

S&P Global Ratings Issue Credit Rating Definitions

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

(SPUR (S&P Underlying Rating)

A SPUR is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer or obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P Global Ratings maintains surveillance of an issue with a published SPUR.

Dual Ratings

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

The analyses, including ratings, of S&P Global Ratings and its affiliates (together, S&P Global Ratings) are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. S&P Global Ratings assumes no obligation to update any information following publication. Users of ratings or other analyses should not rely on them in making any investment decision. S&P Global Ratings’ opinions and analyses do not address the suitability of any security. S&P Global Ratings does not act as a fiduciary or an investment advisor except where registered as such. While S&P Global Ratings has obtained information from sources it believes to be reliable, it does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and other opinions may be changed, suspended, or withdrawn at any time.

Section 2.	Active Qualifiers

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

1. Federal deposit insurance limit: ‘L’ qualifier

Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

2. Principal: ‘p’ qualifier

This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms, or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

3. Preliminary ratings: ‘prelim’ qualifier

Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•	Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•	Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•	Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

4. Termination structures: ‘t’ qualifier

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

5. Counterparty instrument rating: ‘cir’ qualifier

This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Section 3.     Inactive Qualifiers

Inactive qualifiers are no longer applied or outstanding.

1. Contingent upon final documentation: ‘*’ inactive qualifier

This symbol indicated that the rating was contingent upon S&P Global Ratings’ receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

2. Termination of obligation to tender: ‘c’ inactive qualifier

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.

3. U.S. direct government securities: ‘G’ inactive qualifier

The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.

4. Public information ratings: ‘pi’ qualifier

This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore could have been based on less comprehensive information than ratings without a ‘pi’ suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.

5. Provisional ratings: ‘pr’ inactive qualifier

The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

6. Quantitative analysis of public information: ‘q’ inactive qualifier

A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

7. Extraordinary risks: ‘r’ inactive qualifier

The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary noncredit-related risks. S&P Global Ratings discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Active Identifiers

1. Unsolicited: ‘unsolicited’ and ‘u’ identifier

The ‘u’ identifier and ‘unsolicited’ designation are assigned to credit ratings initiated by parties other than the issuer or its agents, including those initiated by S&P Global Ratings.

2. Structured finance: ‘sf’ identifier

The ‘sf’ identifier shall be assigned to ratings on “structured finance instruments” when required to comply with applicable law or regulatory requirement or when S&P Global Ratings believes it appropriate. The addition of the ‘sf’ identifier to a rating does not change that rating’s definition or our opinion about the issue’s creditworthiness. For detailed information on the instruments assigned the ‘sf’ identifier, please see “S&P Announces Changes To The List of Instruments Carrying The Structured Finance Identifier” in Section VIII, under “Related Research.”

Local Currency and Foreign Currency Ratings

S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Credit Rating Definitions

Purpose

The system of rating securities was originated by John Moody in 1909. The purpose of Moody’s ratings is to provide investors with a simple system of gradation by which future relative creditworthiness of securities may be gauged.

Rating Symbols

Gradations of creditworthiness are indicated by rating symbols, with each symbol representing a group in which the credit characteristics are broadly the same. There are nine symbols as shown below, from that used to designate least credit risk to that denoting greatest credit risk:

Aaa Aa A Baa Ba B Caa Ca C

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.

Absence of a Rating

Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application was not received or accepted.

2. The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody’s publications.

Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Changes in Rating

The credit quality of most issuers and their obligations is not fixed and steady over a period of time, but tends to undergo change. For this reason changes in ratings occur so as to reflect variations in the intrinsic relative position of issuers and their obligations.

A change in rating may thus occur at any time in the case of an individual issue. Such rating change should serve notice that Moody’s observes some alteration in creditworthiness, or that the previous rating did not fully reflect the quality of the bond as now seen. While because of their very nature, changes are to be expected more frequently among bonds of lower ratings than among bonds of higher ratings. Nevertheless, the user of bond ratings should keep close and constant check on all ratings — both high and low — to be able to note promptly any signs of change in status that may occur.

Limitations to Uses of Ratings*

Obligations carrying the same rating are not claimed to be of absolutely equal credit quality. In a broad sense, they are alike in position, but since there are a limited number of rating classes used in grading thousands of bonds, the symbols cannot reflect the same shadings of risk which actually exist.

As ratings are designed exclusively for the purpose of grading obligations according to their credit quality, they should not be used alone as a basis for investment operations. For example, they have no value in forecasting the direction of future trends of market price. Market price movements in bonds are influenced not only by the credit quality of individual issues but also by changes in money rates and general economic trends, as well as by the length of maturity, etc. During its life even the highest rated bond may have wide price movements, while its high rating status remains unchanged.

The matter of market price has no bearing whatsoever on the determination of ratings, which are not to be construed as recommendations with respect to “attractiveness”. The attractiveness of a given bond may depend on its yield, its maturity date or other factors for which the investor may search, as well as on its credit quality, the only characteristic to which the rating refers.

Since ratings involve judgments about the future, on the one hand, and since they are used by investors as a means of protection, on the other, the effort is made when assigning ratings to look at “worst” possibilities in the “visible” future, rather than solely at the past record and the status of the present. Therefore, investors using the rating should not expect to find in them a reflection of statistical factors alone, since they are an appraisal of long-term risks, including the recognition of many non-statistical factors.

Though ratings may be used by the banking authorities to classify bonds in their bank examination procedure, Moody’s ratings are not made with these bank regulations in mind. Moody’s Investors Service’s own judgment as to the desirability or non-desirability of a bond for bank investment purposes is not indicated by Moody’s ratings.

Moody’s ratings represent the opinion of Moody’s Investors Service as to the relative creditworthiness of securities. As such, they should be used in conjunction with the descriptions and statistics appearing in Moody’s publications. Reference should be made to these statements for information regarding the issuer. Moody’s ratings are not commercial credit ratings. In no case is default or receivership to be imputed unless expressly stated.

*As set forth more fully on the copyright, credit ratings are, and must be construed solely as, statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities. Each rating or other opinion must be weighed solely as one factor in any investment decision made by or on behalf of any user of the information, and each such user must accordingly make its own study and evaluation of each security and of each issuer and guarantor of, and each provider of credit support for, each security that it may consider purchasing, selling or holding.

Short-Term Obligation Ratings

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issues by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

The following table indicates the long-term ratings consistent with different short-term ratings when such long-term ratings exist.

SHORT-TERM VS. LONG-TERM RATINGS

Fitch’s National Credit Ratings

National scale ratings are an opinion of creditworthiness relative to the universe of issuers and issues within a single country. They are most commonly used in emerging market countries with sub- or low investment grade sovereign ratings on the international scale.

As creditworthiness can be expressed across the full range of the scale, a national scale can enable greater rating differentiation within a market than the international scale, particularity in highly speculative grade countries where ratings tend to cluster around the often low sovereign rating due to higher risks associated with a more volatile operating environment.

A “+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.

National scale ratings are assigned on the basis that the “best credits or issuers” in the country are rated ‘AAA’ on the national scale. National Ratings are then assessed using the full range of the national scale based on a comparative analysis of issuers rated under the same national scale to establish a relative ranking of credit worthiness.

At any given point in time, there is a certain relationship between National and International Ratings but there is not a precise translation between the scales. Fitch monitors the ratings relationship of issuers rated on both the international and national scales to ensure the consistency of rating relativities across scales. In other words, if issuer “X” is rated higher than issuer “Y” on one scale, issuer “X” cannot be rated lower than issuer “Y” on the other scale.

National Ratings for local issuers exclude the effects of sovereign and transfer risk and exclude the possibility that investors may be unable to repatriate any due interest and principal repayments. Comparisons between different national scales or between an individual national scale and the international rating scale are therefore inappropriate and potentially misleading.

In certain countries, regulators have established credit rating scales to be used within their domestic markets using specific nomenclature. In these countries, the agency’s National Rating definitions may be substituted by the regulatory scales. For instance Fitch’s National Short Term Ratings of ‘F1+(xxx)’, ‘F1(xxx)’, ‘F2(xxx)’ and ‘F3(xxx)’ may be substituted by the regulatory scales, e.g. ‘A1+’, ‘A1’, ‘A2’ and ‘A3’. The below definitions thus serve as a template, but users should consult the individual scales for each country listed on Fitch’s regional websites to determine if any additional or alternative category definitions apply.

Fitch maintains internal mapping tables that document the current relationship between the National and International Local Currency Ratings in each jurisdiction where we maintain a National Rating scale in order to serve as a tool for analysts. Where our National rating coverage exceeds a minimum threshold and there is external demand, these mappings will be published on this site. Presently, publicly available mappings can be accessed here. Fitch currently publishes the mapping tables for Brazil, South Africa and Chile.

Limitations of the National Rating Scale

Specific limitations relevant to National Rating scale include:

•	National scale ratings are only available in selected countries.
•	National scale ratings are only directly comparable with other national ratings in the same country. There is a certain correlation between national and global ratings but there is not a precise translation between the scales. The implied vulnerability to default of a given national scale rating will vary over time.
•

The value of default studies for National Ratings is limited. Due to the relative nature of national scales, a given national scale rating is not intended to represent a fixed amount of default risk over time. As a result, a default study using only National Ratings may not give an accurate picture of the historical relationship between ratings and default risk. Users should exercise caution in making inferences relating to the relative vulnerability to default of national scale ratings using the historical default experience with International Ratings and mapping tables to link the National and International ratings. As with ratings on any scale, the future will not necessarily follow the past.

National Short-Term Credit Ratings

F1(xxx)

Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2(xxx)

Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx)

Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx)

Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C(xxx)

Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD(xxx): Restricted default

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D(xxx)

Indicates actual or imminent payment default.

Notes to Long-Term and Short-Term National Ratings:

The ISO international country code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx).’

LONG-TERM RATINGS

S&P Global Ratings Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P Global Ratings analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation and the promise we impute.

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issue Credit Ratings

AAA

An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR

This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

See active and inactive qualifiers following S&P Global Ratings Short-Term Issue Credit Ratings beginning on page A-3.

Moody’s Long-Term Obligation Ratings

Long-Term Obligation Ratings

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issues by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa

Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aaa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Fitch’s National Long-Term Credit Ratings

AAA(xxx)

‘AAA’ National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country.

AA(xxx)

‘AA’ National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country. The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.

A(xxx)

‘A’ National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment to a greater degree than is the case for financial commitments denoted by a higher rated category.

BBB(xxx)

‘BBB’ National Ratings denote a moderate default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment than is the case for financial commitments denoted by a higher rated category.

BB(xxx)

‘BB’ National Ratings denote an elevated default risk relative to other issuers or obligations in the same country. Within the context of the country, payment is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(xxx)

‘B’ National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.

CCC(xxx) ‘CCC’ National Ratings denote very high default risk relative to other issuers or obligations in the same country.

CC(xxx) ‘CC’ National Ratings denote default risk is among the highest relative to other issuers or obligations in the same country.

C(xxx) A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
c.	the formal announcement by the issuer or their agent of a distressed debt exchange; and
d.	a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent

RD(xxx): Restricted default.

“RD” ratings indicated that an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a.	the selective payment default on a specific class or currency of debt;
b.

the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations either in series or in parallel; or
d.	execution of a distressed debt exchange on one or more material financial obligations.

D(xxx)

‘D’ National Ratings denote an issuer or instrument that is currently in default.

Notes to Long-Term and Short-Term National Ratings:

The ISO International country code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx).’

MUNICIPAL NOTE RATINGS

S&P Global Ratings Municipal Short-Term Note Ratings Definitions

A S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

See active and inactive qualifiers following S&P Global Ratings Short-Term Issue Credit Ratings beginning on page A-2.

Moody’s US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Obligation Ratings

While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale. VMIG ratings of demand obligations with unconditional liquidity support are mapped from the short-term debt rating (or counterparty assessment) of the support provider, or the underlying obligor in the absence of third party liquidity support, with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime. For example, the VMIG rating for an industrial revenue bond with Company XYZ as the underlying obligor would normally have the same numerical modifier as Company XYZ’s prime rating. Transitions of VMIG ratings of demand obligations with conditional liquidity support, as shown in the diagram below, differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

US MUNICIPAL SHORT-TERM VS. LONG-TERM RATINGS

* For VRDBs supported with conditional liquidity support, short-term ratings transition down at higher long-term ratings to reflect the risk of termination of liquidity support as a result of a downgrade below investment grade.

VMIG ratings of VRDBs with unconditional liquidity support reflect the short-term debt rating (or counterparty assessment) of the liquidity support provider with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime.

APPENDIX B—PROXY VOTING

AMENDED PROXY VOTING POLICIES AND PROCEDURES

Each of Midas Series Trust, on behalf of Midas Fund and Midas Magic, Dividend and Income Fund and Foxby Corp. (each, a “Fund,” and together, the “Funds”) will seek to vote its proxies in its own best interests, and without regard to the best interests of such Fund’s investment manager.

1.	Delegation to Proxy Service Provider

Each Fund delegates the responsibility for voting proxies of portfolio companies held in such Fund’s portfolio to Institutional Shareholder Services (the “Proxy Firm”). A concise summary of the Proxy Voting Guidelines of the Proxy Firm (see attached) is incorporated by reference herein as each Fund’s proxy voting policies and procedures, as supplemented by the terms hereof. Each Fund retains the right to override the delegation to the Proxy Firm on a case-by-case basis, in which case the ADDENDUM – NON-DELEGATED PROXY VOTING POLICIES AND PROCEDURES supersede the Proxy Voting Guidelines of the Proxy Firm in their entirety.

2.	Conflicts of Interest

With respect to a vote upon which a Fund overrides the delegation to the Proxy Firm, to the extent that such vote presents a material conflict of interest between the Fund and its investment manager or any affiliated person of the investment manager, the Fund normally will disclose such conflict to, and obtain consent from, the Independent Trustees or Directors, as applicable, or a committee thereof, prior to voting the proxy. Such material conflicts may arise, for example, from the following relationships: (i) the issuer is an investor in a Fund; (ii) the issuer has a material business relationship with a Fund; (iii) the proponent of a proxy proposal has a business relationship with the Fund; (iv) a Fund has material business relationships with candidates for director in a proxy contest; or (v) an employee of a Fund or its affiliates has a personal interest in the outcome of a particular matter. This list provides examples of possible conflicts of interest and is not meant to be comprehensive. Each employee must notify the Funds’ Chief Compliance Officer of any potential conflicts of interest of which he or she is aware.

In addition, if the Fund becomes aware of a material conflict of interest between the Proxy Firm and a portfolio company, the Fund will determine, on a case-by-case basis, whether to override the delegation to the Proxy Firm.

3.	Review of and Response to Errors

If a Fund becomes aware of any material errors made by the Proxy Firm, it will take reasonable steps to investigate the error and seek to determine whether the Proxy Firm is taking reasonable steps to seek to reduce similar errors in the future. The Fund will document responsive actions taken in connection with any material errors made by the Proxy Firm.

4.	Ongoing Due Diligence

On at least an annual basis, the Funds will:

i.	Review the adequacy of these proxy voting policies and procedures;

ii.	Assess whether the Proxy Firm has properly submitted the voting instructions on behalf of the Funds;

iii.	Review the Proxy Voting Guidelines of the Proxy Firm; and

Request the Proxy Firm to provide information about, among other things, changes to its policies and procedures..

ADDENDUM

NON-DELEGATED PROXY VOTING POLICIES AND PROCEDURES

These proxy voting policies and procedures are intended to provide general guidelines regarding the issues they address. As such, they cannot be “violated.” In each case the vote generally will be based on maximizing shareholder value over the long term, as consistent with overall investment objectives and policies.

Board and Governance Issues

Board of Director Composition

Typically, we will not object to slates with at least a majority of independent directors.

We generally will not object to shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

Approval of IRPAF

We will evaluate on a case-by-case basis instances in which the audit firm has a significant audit relationship with the company to determine whether we believe independence has been compromised.

We will review and evaluate the resolutions seeking ratification of the auditor when fees for financial systems design and implementation substantially exceed audit and all other fees, as this can compromise the independence of the auditor.

We will carefully review and evaluate the election of the audit committee chair if the audit committee recommends an auditor whose fees for financial systems design and implementation substantially exceed audit and all other fees, as this can compromise the independence of the auditor.

Increase Authorized Common Stock

We will generally support the authorization of additional common stock necessary to facilitate a stock split.

We will generally support the authorization of additional common stock.

Blank Check Preferred Stock

Blank check preferred is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting, dividend and conversion rights) are determined at the discretion of the Board when the stock is issued. Although such an issue can in theory be used for financing purposes, often it has been used in connection with a takeover defense. Accordingly, we will generally evaluate the creation of blank check preferred stock.

Classified or “Staggered” Board

On a classified (or staggered) board, directors are divided into separate classes (usually three) with directors in each class elected to overlapping three-year terms. Companies argue that such boards offer continuity in direction which promotes long-term planning. However, in some instances they may serve to deter unwanted takeovers since a potential buyer would have to wait at least two years to gain a majority of board seats.

We will vote on a case-by-case basis on issues involving classified boards.

Supermajority Vote Requirements

Supermajority vote requirements in a company charter or bylaws require a level of voting approval in excess of simple majority. Generally, supermajority provisions require at least 2/3 affirmative vote for passage of issues.

We will vote on a case-by-case basis regarding issues involving supermajority voting.

Restrictions on Shareholders to Act by Written Consent

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits action to be taken by the written consent of the same percentage or outstanding shares that would be required to effect the proposed action at a shareholder meeting.

We will generally not object to proposals seeking to preserve the right of shareholders to act by written consent.

Restrictions on Shareholders to Call Meetings

We will generally not object to proposals seeking to preserve the right of the shareholders to call meetings.

Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increase costs of director liability insurance, many states have passed laws limiting director liability for those acting in good faith. Shareholders, however, often must opt into such statutes. In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

We will generally support director liability and indemnification resolutions because it is important for companies to be able to attract the most qualified individuals to their boards.

Reincorporation

Corporations are in general bound by the laws of the state in which they are incorporated. Companies reincorporate for a variety of reasons including shifting incorporation to a state where the company has its most active operations or corporate headquarters, or shifting incorporation to take advantage of state corporate takeovers laws.

We typically will not object to reincorporation proposals.

Cumulative Voting

Cumulative voting allows shareholders to cumulate their votes behind one or a few directors running for the board that is, cast more than one vote for a director thereby helping a minority of shareholders to win board representation. Cumulative voting generally gives minority shareholders an opportunity to effect change in corporate affairs.

We typically will not object to proposals to adopt cumulative voting in the election of directors.

Dual Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.

We will vote on a case-by-case basis dual classes of stock. However, we will typically not object to dual classes of stock.

Limit Directors Tenure

In general, corporate directors may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds; however, continuity is important to corporate leadership and in some instances alternative means may be explored for injecting new ideas or members from diverse backgrounds into corporate boardrooms.

Accordingly, we will vote on a case-by-case basis regarding attempts to limit director tenure.

Minimum Director Stock Ownership

The director share ownership proposal requires that all corporate directors own a minimum number of shares in the corporation. The purpose of this resolution is to encourage directors to have the same interest as other shareholders.

We normally will not object to resolutions that require corporate directors to own shares in the company.

Executive Compensation

Disclosure of CEO, Executive, Board and Management Compensation

On a case-by-case basis, we will support shareholder resolutions requesting companies to disclose the salaries of top management and the Board of Directors.

Compensation for CEO, Executive, Board and Management

We typically will not object to proposals regarding executive compensation if we believe the compensation clearly does not reflect the current and future circumstances of the company.

Formation and Independence of Compensation Review Committee

We normally will not object to shareholder resolutions requesting the formation of a committee of independent directors to review and examine executive compensation.

Stock Options for Board and Executives

We will generally review the overall impact of stock option plans that in total offer greater than 25% of shares outstanding because of voting and earnings dilution.

We will vote on a case-by-case basis option programs that allow the repricing of underwater options.

In most cases, we will oppose stock option plans that have option exercise prices below the marketplace on the day of the grant.

Generally, we will support options programs for outside directors subject to the same constraints previously described.

Employee Stock Ownership Plan (ESOPs)

We will generally not object to ESOPs created to promote active employee ownership. However, we will generally oppose any ESOP whose purpose is to prevent a corporate takeover.

Changes to Charter or By-Laws

We will conduct a case-by-case review of the proposed changes with the voting decision resting on whether the proposed changes are in shareholder best interests.

Confidential Voting

Typically, proxy voting differs from voting in political elections in that the company is made aware of shareholder votes as they are cast. This enables management to contact dissenting shareholders in an attempt to get them to change their votes.

We generally will not object to confidential voting.

Equal Access to Proxy

Equal access proposals ask companies to give shareholders access to proxy materials to state their views on contested issues, including director nominations. In some cases they would actually allow shareholders to nominate directors. Companies suggest that such proposals would make an increasingly complex process even more burdensome.

In general, we will not oppose resolutions for equal access proposals.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted pursuant to a takeover. Companies argue that such provisions are necessary to keep executives from “jumping ship” during potential takeover attempts.

We will not object to the right of shareholders to vote on golden parachutes because they go above and beyond ordinary compensation practices. In evaluating a particular golden parachute, we will examine if considered material total management compensation, the employees covered by the plan, and the quality of management and all other factors deemed pertinent.

Mergers and Acquisitions

Mergers, Restructuring and Spin-offs

A merger, restructuring, or spin-off in some way affects a change in control of the company assets. In evaluating the merit of each issue, we will consider the terms of each proposal. This will include an analysis of the potential long-term value of the investment.

On a case by case basis, we will review management proposals for merger or restructuring to determine the extent to which the transaction appears to offer fair value and other proxy voting policies stated are not violated.

Poison Pills

Poison pills (or shareholder rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval. Most poison pill resolutions deal with putting poison pills up for a vote or repealing them altogether.

We typically will not object to most proposals to put rights plans up for a shareholder vote. In general, poison pills will be reviewed for the additional value provided to shareholders, if any.

Anti-Greenmail Proposals

Greenmail is the payment a corporate raider receives in exchange for his/her shares. This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders.

We generally will support anti-greenmail provisions.

Opt-Out of State Anti-takeover Law

A strategy for dealing with anti-takeover issues has been a shareholder resolution asking a company to opt-out of a particular state anti-takeover laws.

We generally will not object to bylaws changes requiring a company to opt out of state anti-takeover laws. Resolutions requiring companies to opt into state anti-takeover statutes generally will be subject to further review for appropriateness.

Other Situations

In the event an issue is not addressed in the above guidelines, we will determine on a case-by-case basis any proposals that may arise from management or shareholders. To the extent that a proposal from management does not infringe on shareholder rights, we will generally support management position. We may also elect to abstain or not vote on any given matter.

January 1, 2017

United States

Concise Proxy Voting Guidelines

2017 Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2017

Published January 17, 2017

The policies contained herein are a sampling of selected key U.S. proxy voting guidelines and are not intended to be exhaustive. A full summary of ISS’ 2017 proxy voting guidelines can be found at: https://www.issgovernance.com/policy-gateway/2017-policy-information/

(3)	Board of Directors:

General Recommendation: Generally vote for director nominees, except under the following circumstances:

1.	Accountability

Vote against1 or withhold from the entire board of directors (except new nominees2, who should be considered case-by-case) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:
•	A classified board structure;
•	A supermajority vote requirement;
•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
•	The inability of shareholders to call special meetings;
•	The inability of shareholders to act by written consent;
•	A dual-class capital structure; and/or
•	A non-shareholder-approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote against or withhold from nominees every year until this feature is removed;
1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term pill” (12 months or less), without shareholder approval. A

1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote case-by-case on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
•	The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on the ballot for shareholder ratification given the circumstances;
•	The issuer’s rationale;
•	The issuer’s governance structure and practices; and
•	The issuer’s track record of accountability to shareholders.

Restricting Binding Shareholder Proposals:

Generally vote against or withhold from members of the governance committee if:

1.7.	The company’s charter imposes undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include, but are not limited to: outright prohibition on the submission of binding shareholder proposals, or share ownership requirements or time holding requirements in excess of SEC Rule 14a-8. Vote against on an ongoing basis.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

1.8.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.9.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.10.	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

1.11.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

1.12.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.13.	The company maintains significant problematic pay practices;
1.14.	The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.15.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.16.	The company fails to fulfill the terms of a burn-rate commitment made to shareholders.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.17.	The company’s previous say-on-pay received the support of less than 70 percent of votes cast, taking into account:
•	The company’s response, including:

•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
•	Specific actions taken to address the issues that contributed to the low level of support;
•	Other recent compensation actions taken by the company;
•	Whether the issues raised are recurring or isolated;
•	The company’s ownership structure; and
•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Unilateral Bylaw/Charter Amendments and Problematic Capital Structures

1.18.	Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:
•	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;
•	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
•	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;
•	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
•	The company’s ownership structure;
•	The company’s existing governance provisions;
•	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and
•	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:

•	Classified the board;
•	Adopted supermajority vote requirements to amend the bylaws or charter; or
•	Eliminated shareholders’ ability to amend bylaws.

1.19.	For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights, or implemented a multi-class capital structure in which the classes have unequal voting rights considering the following factors:
•	The level of impairment of shareholders’ rights;
•	The disclosed rationale;
•	The ability to change the governance structure (e.g., limitations on shareholders’ right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);
•	The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure;
•	Any reasonable sunset provision; and
•	Other relevant factors.

Unless the adverse provision and/or problematic capital structure is reversed or removed, vote case-by-case on director nominees in subsequent years.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

1.20.	Material failures of governance, stewardship, risk oversight[3], or fiduciary responsibilities at the company;
1.21.	Failure to replace management as appropriate; or
1.22.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
•	Rationale provided in the proxy statement for the level of implementation;
•	The subject matter of the proposal;
•	The level of support for and opposition to the resolution in past meetings;
•	Actions taken by the board in response to the majority vote and its engagement with shareholders;
•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
•	Other factors as appropriate.

2.2.	The board failed to act on takeover offers where the majority of shares are tendered;
2.3.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;
2.4.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or
2.5.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:
•	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;
•	The company’s ownership structure and vote results;
•	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and
•	The previous year’s support level on the company’s say-on-pay proposal.

3.	Composition

Attendance at Board and Committee Meetings:

3 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

3.1.	Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case4) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:
•	Medical issues/illness;
•	Family emergencies; and
•	Missing only one meeting (when the total of all meetings is three or fewer).

3.2.	If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors:

Generally vote against or withhold from individual directors who:

3.3.	Sit on more than five public company boards; or
3.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[5].

4.	Independence

Vote against or withhold from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

4.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
4.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
4.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
4.4.	Independent directors make up less than a majority of the directors.
5.	Independent Chair (Separate Chair/CEO)

General Recommendation: Generally vote for shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:

•	The scope of the proposal;
•	The company’s current board leadership structure;
•	The company’s governance structure and practices;
•	Company performance; and
•	Any other relevant factors that may be applicable.

4 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

5 Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

Regarding the scope of the proposal, consider whether the proposal is precatory or binding and whether the proposal is seeking an immediate change in the chairman role or the policy can be implemented at the next CEO transition.

Under the review of the company’s board leadership structure, ISS may support the proposal under the following scenarios absent a compelling rationale: the presence of an executive or non-independent chair in addition to the CEO; a recent recombination of the role of CEO and chair; and/or departure from a structure with an independent chair. ISS will also consider any recent transitions in board leadership and the effect such transitions may have on independent board leadership as well as the designation of a lead director role.

When considering the governance structure, ISS will consider the overall independence of the board, the independence of key committees, the establishment of governance guidelines, board tenure and its relationship to CEO tenure, and any other factors that may be relevant. Any concerns about a company’s governance structure will weigh in favor of support for the proposal.

The review of the company’s governance practices may include, but is not limited to, poor compensation practices, material failures of governance and risk oversight, related-party transactions or other issues putting director independence at risk, corporate or management scandals, and actions by management or the board with potential or realized negative impact on shareholders. Any such practices may suggest a need for more independent oversight at the company thus warranting support of the proposal.

ISS’ performance assessment will generally consider one-, three-, and five-year TSR compared to the company’s peers and the market as a whole. While poor performance will weigh in favor of the adoption of an independent chair policy, strong performance over the long term will be considered a mitigating factor when determining whether the proposed leadership change warrants support.

6.	Proxy Access

General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

•	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
•	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
•	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
•	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.

Generally vote against proposals that are more restrictive than these guidelines.

7.	Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the company relative to its industry;
•	Management’s track record;
•	Background to the contested election;
•	Nominee qualifications and any compensatory arrangements;
•	Strategic plan of dissident slate and quality of the critique against management;
•	Likelihood that the proposed goals and objectives can be achieved (both slates); and
•	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

(4)	CAPITAL/RESTRUCTURING

(1)	Capital

5.	Common Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:
•	The company’s use of authorized shares during the last three years;

•	The Current Request:
•	Disclosure in the proxy statement of the specific purposes of the proposed increase;
•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
•	The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):

A.	Most companies: 100 percent of existing authorized shares.
B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.
C.	Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.
D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.

If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

6.	Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.
•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
•	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
•	Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
•	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
•	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

(5)	COMPENSATION

(1)	Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.
5.	Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Management Say-on-Pay or “MSOP”) if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);
•	The company maintains significant problematic pay practices;
•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•	There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
•	The situation is egregious.

Primary Evaluation Factors for Executive Pay

Section 1.	Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices6, this analysis considers the following:

1.	Peer Group[7] Alignment:

•	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.
•	The multiple of the CEO’s total pay relative to the peer group median.

2.

Absolute Alignment[8] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based equity awards;
•	The overall ratio of performance-based compensation;
•	The completeness of disclosure and rigor of performance goals;
•	The company’s peer group benchmarking practices;
•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

6 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

7 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company’s. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

8 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
•	Realizable pay[9] compared to grant pay; and
•	Any other factors deemed relevant.
Section 2.	Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;
•	Incentives that may motivate excessive risk-taking; and
•	Options backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
•	New or extended agreements that provide for:
•	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);
•	CIC payments with excise tax gross-ups (including “modified” gross-ups);
•	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible.

Incentives that may Motivate Excessive Risk-Taking

•	Multi-year guaranteed bonuses;
•	A single or common performance metric used for short- and long-term plans;
•	Lucrative severance packages;
•	High pay opportunities relative to industry peers;
•	Disproportionate supplemental pensions; or
•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
•	Duration of options backdating;

9 ISS research reports include realizable pay for S&P1500 companies.

•	Size of restatement due to options backdating;
•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Section 3.	Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
•	The company’s response, including:
•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
•	Specific actions taken to address the issues that contributed to the low level of support;
•	Other recent compensation actions taken by the company;
•	Whether the issues raised are recurring or isolated;
•	The company’s ownership structure; and
•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

6.	Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

General Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

(2)	Equity-Based and Other Incentive Plans

General Recommendation: Vote case-by-case on certain equity-based compensation plans[10] depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” (EPSC) approach with three pillars:

ñ	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
•	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
•	SVT based only on new shares requested plus shares remaining for future grants.

ñ	Plan Features:
ñ	Automatic single-triggered award vesting upon a change in control (CIC);
ñ	Discretionary vesting authority;
ñ	Liberal share recycling on various award types;
ñ	Lack of minimum vesting period for grants made under the plan;
ñ	Dividends payable prior to award vesting.

10 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

•	Grant Practices:
ñ	The company’s three-year burn rate relative to its industry/market cap peers;
ñ	Vesting requirements in most recent CEO equity grants (3-year look-back);
ñ	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
ñ	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
ñ	Whether the company maintains a claw-back policy;
ñ	Whether the company has established post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors apply:

ñ	Awards may vest in connection with a liberal change-of-control definition;
ñ	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);
ñ	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or
ñ	Any other plan features are determined to have a significant negative impact on shareholder interests.

(6) Social/Environmental Issues

(1) Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
•	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;
•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
•	If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
•	If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

5.	Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

General Recommendation: Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

•	The potential for reputational, market, and regulatory risk exposure;
•	Existing disclosure of relevant policies;

•	Deviation from established industry norms;
•	Relevant company initiatives to provide research and/or products to disadvantaged consumers;
•	Whether the proposal focuses on specific products or geographic regions;
•	The potential burden and scope of the requested report;
•	Recent significant controversies, litigation, or fines at the company.

Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

6.

7.	Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the risks related to climate change on its operations and investments, such as financial, physical, or regulatory risks, considering:

•	Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
•	The company’s level of disclosure is at least comparable to that of industry peers; and
•	There are no significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

•	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
•	The company’s level of disclosure is comparable to that of industry peers; and
•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Whether the company provides disclosure of year-over-year GHG emissions performance data;
•	Whether company disclosure lags behind industry peers;
•	The company’s actual GHG emissions performance;
•	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and
•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

8.	Board Diversity

General Recommendation: Generally vote for requests for reports on a company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

•	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
•	The level of gender and racial minority representation that exists at the company’s industry peers;
•	The company’s established process for addressing gender and racial minority board representation;
•	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
•	The independence of the company’s nominating committee;
•	Whether the company uses an outside search firm to identify potential director nominees; and
•	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

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